EXHIBIT 10.01

                      AMENDED AND RESTATED CREDIT AGREEMENT

                                  BY AND AMONG

                          CLEARVIEW CINEMA GROUP, INC.,
                         CLEARVIEW THEATRE GROUP, INC.,
                            CCC ALLWOOD CINEMA CORP.,
                             CCC B.C. REALTY CORP.,
                            CCC BAYONNE CINEMA CORP.
                            CCC BEDFORD CINEMA CORP.,
                          CCC BERGENFIELD CINEMA CORP.,
                           CCC BRONXVILLE CINEMA CORP.
                      CCC CHESTER TWIN CINEMA CORPORATION,
                              CCC CINEMA 304 CORP.
                            CCC CLOSTER CINEMA CORP.,
                            CCC EMERSON CINEMA CORP.,
                         CCC GRAND AVENUE CINEMA CORP.,
                           CCC HERRICKS CINEMA CORP.,
                             CCC KISCO CINEMA CORP.,
                           CCC LARCHMONT CINEMA CORP.
                        CCC MADISON TRIPLE CINEMA CORP.,
                           CCC MAMARONECK CINEMA CORP.
                           CCC MANASQUAN CINEMA CORP.,
                            CCC MARBORO CINEMA CORP.
                           CCC NEW CITY CINEMA CORP.,
                        CCC PORT WASHINGTON CINEMA CORP.,
                            CCC SUMMIT CINEMA CORP.,
                            CCC TENAFLY CINEMA CORP.,
                        CCC WASHINGTON CINEMA CORP., and
                             CCC WAYNE CINEMA CORP.

                                   Borrowers,

                               THE PROVIDENT BANK,
                                      Agent

                                       AND

                VARIOUS LENDERS DESCRIBED ON SCHEDULE 1 HERETO

                              September 12, 1997

                                    SCHEDULES

                                    ANNEX I

                                    SCHEDULES


1         Lenders
3.1       Mortgaged Property and Leasehold Interests
4.2(e)    Post-Closing Requirements from Original Credit Agreement
5.1(a)    Jurisdictions where qualified to do business
5.1(b)    Capital Stock
5.1(c)    Subsidiaries
5.2       Authority
8.5       Management Compensation
5.6       Material Adverse Changes
5.7       Material Leases of Property
5.8       Intellectual Property
5.9       Indebtedness for Borrowed Money
5.10      Litigation
5.13(a)   Contracts with Affiliates
5.13(b)   Indebtedness for Borrowed Money Owing to or by Affiliates
5.21UCC   Filing Offices
8.9(h)    Liens

                                   EXHIBITS


Exhibit B      Form of Assignment of  Option and Operating Agreements
Exhibit C      Form of Assignment of Patents
Exhibit D      Form of Assignment of Trademarks
Exhibit E      Form of Blocked Account Agreement
Exhibit F      Form of Compliance Certificate
Exhibit G      Form of Environmental Indemnity Agreement
Exhibit H      Form of Joinder Agreement
Exhibit I      Form of Leasehold Mortgage
Exhibit J      Form of Mortgage
Exhibit K      Form of Pledge Agreement
Exhibit L-1    Form of Revolving Promissory Note
Exhibit K-2    Form of Term Loan A Promissory Note
Exhibit K-3    Form of Term Loan B Promissory Note
Exhibit K-4    Form of Term B Note Supplement
Exhibit L      Subordination Agreement
Exhibit M      Form of Borrower's Counsel Opinion Letter

                               TABLE OF CONTENTS

                                                                            PAGE

ARTICLE 1.     INTERPRETATION..................................................2
Section 1.1    Provisions Pertaining to Definitions............................2
Section 1.2    Definitions.....................................................2

ARTICLE 2.     THE LOANS......................................................23
Section 2.1    Commitments....................................................23
Section 2.2    Making the Loans...............................................23
               (a)   Revolving Credit Loan....................................23
               (b)   Term Loan A..............................................23
               (c)   Term Loan B..............................................24
Section 2.3     Draws, Advances and Settlement of Payments and Advances.......24
Section 2.4    The Notes......................................................25
Section 2.5    Interest Payable on the Loans..................................25
               (a)   Determination of Interest Rate...........................25
               (b)   Monthly Installments.....................................25
               (c)   Interest on Overdue Payments; Default Interest Rate......26
Section 2.6    Repayments and Prepayments of Principal........................26
               (a)   Payments on the Term Loan A..............................26
               (b)   Payments on the Term Loan B..............................26
               (c)   Repayments on the Revolving Credit Loan..................26
               (d)   Revolving Credit Loan Overadvance........................27
               (e)   Prepayments from Extraordinary Dispositions..............27
               (f)   Prepayments for Excess Cash Flow.........................27
               (g)   Prepayment from Equity Offerings.........................27
               (h)   Prepayment from Key Man Insurance........................28
               (i)   Payments Relative to Closed Operations...................28
               (j)   Maturity.................................................28
               (k)   Application of Proceeds..................................28
               (l)   Prepayment Fees..........................................28
Section 2.7    Payments and Computations......................................29
Section 2.8    Payments to be Free of Deductions..............................30
Section 2.9    Use of Proceeds................................................31
Section 2.10   Additional Costs, Etc..........................................31
Section 2.11   Agent and Lender Statements....................................31
Section 2.12   Letters of Credit..............................................32
Section 2.13   Allocation of Liability........................................34

ARTICLE 3.     SECURITY AGREEMENT.............................................34
Section 3.1    Security Interest..............................................34
Section 3.2    Mortgages and Liens on Real Property...........................35
Section 3.3    Pledge of Stock................................................35
Section 3.4    Financing Statements; Additional Documents.....................36
Section 3.5    Accounts; Chattel Paper; Lease Agreements......................36
Section 3.6    Release of Collateral..........................................37

ARTICLE 4.     CONDITIONS PRECEDENT TO DISBURSEMENTS..........................37
Section 4.1    Conditions Precedent to Initial Closing........................37
Section 4.2    Conditions Precedent to Subsequent Loans.......................41
Section 4.3    Conditions Precedent to Subsequent Lending under the
               Term B Loan....................................................41

ARTICLE 5.     GENERAL REPRESENTATIONS AND WARRANTIES.........................43
Section 5.1    Existence, Etc.................................................43
Section 5.2    Authority, Etc.................................................44
Section 5.3    Binding Effect of Documents, Etc...............................45
Section 5.4    No Events of Default, Etc......................................45
Section 5.5    Financial Statements...........................................46
Section 5.6    Changes;  None Adverse.........................................46
Section 5.7    Title to Assets; Material Leases...............................46
Section 5.8    Intellectual Property..........................................46
Section 5.9    Subordinated Debt and Indebtedness for Borrowed Money. ........47
Section 5.10   Litigation.....................................................47
Section 5.11   No Materially Adverse Contracts................................47
Section 5.12   Taxes and Tax Returns, Etc.....................................47
Section 5.13   Contracts with Affiliates, Etc.................................48
Section 5.14   Employee Benefit Plans.........................................48
Section 5.15   Governmental Regulation........................................48
Section 5.16   Securities Activities..........................................49
Section 5.17   Disclosure.....................................................49
Section 5.18   No Material Default............................................49
Section 5.19   Environmental Conditions.......................................49
Section 5.20   Licenses and Permits...........................................50
Section 5.21   General Collateral Representation..............................50

ARTICLE 6.     AFFIRMATIVE COVENANTS OF BORROWER..............................51
Section 6.1    Reports and Other Information..................................51
Section 6.2    Maintenance of Property; Authorization; Insurance..............56
Section 6.3    Key Man Life Insurance.........................................56
Section 6.4    Corporate Existence............................................57
Section 6.5    Inspection Rights..............................................57
Section 6.6    Payment of Taxes and Claims....................................57
Section 6.7    Compliance with Laws...........................................57
Section 6.8    Notice of Other Events.........................................58
Section 6.9    Communication with Accountants.................................58
Section 6.10   Payment of Indebtedness........................................58
Section 6.11   Performance of Obligations Under Certain Documents.............58
Section 6.12   Governmental Consents and Approvals............................58
Section 6.13   Employee Benefit Plans and Guaranteed Pension Plans............59
Section 6.14   Further Assurances.............................................59
Section 6.15   Interest Rate Risk Management..................................60
Section 6.16   Borrower's Depository Accounts.................................60

Section 6.17   Use of Proceeds................................................60
Section 6.18   Subsidiaries...................................................60

ARTICLE 7.     FINANCIAL COVENANTS............................................60
Section 7.1    Interest Coverage Ratio........................................60
Section 7.2    Debt Service Coverage..........................................61
Section 7.3    Minimum Net Worth..............................................61
Section 7.4    Debt to EBITDA.................................................61
Section 7.5    Senior Debt to EBITDA..........................................61
Section 7.6    Limitation on Capital Expenditures.............................61

ARTICLE 8.     NEGATIVE COVENANTS OF BORROWER.................................61
Section 8.1    Limitation on Nature of Business...............................61
Section 8.2    Limitation on Fundamental Changes..............................62
Section 8.3    Restricted Payments............................................62
Section 8.4    Lease Obligations..............................................62
Section 8.5    Management Compensation........................................62
Section 8.6    Limitation on Disposition of Assets............................63
Section 8.7    Limitation on Investments......................................64
Section 8.8    Acquisition of Margin Securities...............................64
Section 8.9    Limitation on Mortgages, Liens and Encumbrances................64
Section 8.10   No Additional Negative Pledges.................................65
Section 8.11   No Restrictions on Subsidiary Distributions to Borrowers.......65
Section 8.12   Limitation on Indebtedness.....................................66
Section 8.13   Limitation on Sales and Leasebacks.............................66
Section 8.14   Transactions with Affiliates...................................66
Section 8.15   No Additional Bank Accounts....................................66

ARTICLE 9.     EVENTS OF DEFAULT AND REMEDIES.................................67
Section 9.1    Events of Default..............................................67
               (a)   Principal and Interest...................................67
               (b)   Representation and Warranties............................67
               (c)   Certain Covenants........................................67
               (d)   Other Covenants..........................................67
               (e)   Loan Documents...........................................67
               (f)   Litigation ..............................................67
               (g)   Default by Borrowers under other Agreements..............68
               (h)   Insolvency...............................................68
               (i)   Judgment.................................................68
               (j)   ERISA....................................................68
               (k)   Change of Control........................................69
               (l)   Material Adverse Change..................................69
Section 9.2    Termination of Commitments and Acceleration of Obligations.....69
Section 9.3    Remedies.......................................................69
Section 9.4    No Implied Waiver; Rights Cumulative...........................71
Section 9.5    Set-Off; Pro Rata Sharing......................................72

ARTICLE 10.    CONCERNING THE AGENT AND THE LENDERS...........................72
Section 10.1   Appointment of the Agent.......................................72
Section 10.2   Authority......................................................72
Section 10.3   Acceptance of Appointment......................................73
Section 10.4   Collateral Matters.............................................73
Section 10.5   Agency for Perfection..........................................74
Section 10.6   Application of Moneys..........................................74
Section 10.7   Reliance by the Agent..........................................74
Section 10.8   Exculpatory Provisions.........................................75
Section 10.9   Action by the Agent............................................75
Section 10.10  Amendments, Waivers and Consents...............................76
Section 10.11  Indemnification................................................76
Section 10.12  Reimbursement of the Agent.....................................77
Section 10.13  Sharing of Funds Received......................................77
Section 10.14  Dealing with Lenders...........................................77
Section 10.15  Agent as Lender................................................77
Section 10.16  Duties Not to be Increased.....................................77
Section 10.17  Lender Credit Decisions........................................78
Section 10.18  Resignation of Agent...........................................78
Section 10.19  Assignment of Notes; Participation.............................78

ARTICLE 11.    PROVISIONS OF GENERAL APPLICATION..............................79
Section 11.1   Term of Agreement..............................................79
Section 11.2   Notices........................................................79
Section 11.3   Survival of Representations....................................81
Section 11.4   Amendments.....................................................81
Section 11.5   Costs, Expenses, Taxes and Indemnification.....................81
Section 11.6   Language.......................................................82
Section 11.7   Binding Effect; Assignment.....................................82
Section 11.8   Governing Law; Jurisdiction and Venue..........................82
Section 11.9   WAIVER OF JURY TRIAL...........................................83
Section 11.10  Waivers........................................................83
Section 11.11  Interpretation and Proof of Loan Documents.....................83
Section 11.12  Integration of Schedules and Exhibits..........................83
Section 11.13  Headings.......................................................83
Section 11.14  Counterparts...................................................84
Section 11.15  Severability...................................................84
Section 11.16  One General Obligation.........................................84

      THIS AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 12, 1997 ("Amended and Restated Credit Agreement") is by and among CLEARVIEW CINEMA GROUP, INC., a Delaware corporation, (Holdings"), CLEARVIEW THEATRE GROUP, INC., a New Jersey corporation, CCC ALLWOOD CINEMA CORP., a Delaware corporation, CCC B.C. REALTY CORP., a Delaware corporation, CCC BAYONNE CINEMA CORP., a Delaware corporation, CCC BEDFORD CINEMA CORP., a Delaware corporation, CCC BERGENFIELD CINEMA CORP., a Delaware corporation, CCC BRONXVILLE CINEMA CORP., a Delaware corporation, CCC CHESTER TWIN CINEMA CORPORATION, a New Jersey corporation, CCC CINEMA 304 CORP., a Delaware corporation, CCC CLOSTER CINEMA CORP., a Delaware corporation, CCC EMERSON CINEMA CORP., a Delaware corporation, CCC GRAND AVENUE CINEMA CORP., a Delaware corporation, CCC HERRICKS CINEMA CORP., a Delaware corporation, CCC KISCO CINEMA CORP., a Delaware corporation, CCC LARCHMONT CINEMA CORP., a Delaware corporation, CCC MADISON TRIPLE CINEMA CORP., a New Jersey corporation, CCC MAMARONECK CINEMA CORP., a Delaware corporation, CCC MANASQUAN CINEMA CORPORATION, a New Jersey corporation, CCC MARBORO CINEMA
CORP., a Delaware corporation, CCC NEW CITY CINEMA CORP., a Delaware corporation, CCC PORT WASHINGTON CINEMA CORP., a Delaware corporation, CCC SUMMIT CINEMA CORP. (formerly known as 343-349 Springfield Avenue Corp.), a New Jersey corporation, CCC TENAFLY CINEMA CORP., a Delaware corporation, CCC WASHINGTON CINEMA CORP., a Delaware corporation, and CCC WAYNE CINEMA CORP., a Delaware corporation, (hereinafter, together with their successors in title and assigns called "Borrowers" and each of which is a "Borrower"), the banks and lending institutions set forth on Schedule 1 hereto (the "Lenders") and THE PROVIDENT BANK, an Ohio banking corporation, ("Provident") executing this Agreement in its capacity of Agent for the Lenders under this Agreement (hereinafter called "Provident" or "Agent").

                                   BACKGROUND

      This Amended and Restated Agreement amends and restates the Credit Agreement dated as of May 29, 1996 (the "Original Credit Agreement") by and among Original Borrowers, the banks and lending institutions set forth on
Schedule 1 thereto and Agent, as amended by a First Amendment dated as of December 13, 1996 (the "First Amendment"), as amended by Second Amendment dated as of March 27, 1997 (the "Second Amendment") as further amended by a Third Amendment dated June 30, 1997 (the "Third Amendment").

      CCC Bedford Cinema Corp and CCC Kisco Cinema Corp. were joined as Borrowers to the Credit Agreement by that certain Joinder Agreement dated as of July 19, 1996, and CCC Closter Cinema Corp., CCC Bergenfield Cinema Corp., CCC Tenafly Cinema Corp. and CCC B.C. Realty Corp. were joined as Borrowers by the First Amendment. CCC Bayonne Cinema Corp. CCC Bronxville Cinema
Corp., CCC Cinema 304 Corp., CCC Larchmont Cinema Corp., CCC Mamaroneck Cinema Corp., CCC Marboro Cinema Corp. and CCC Wayne Cinema Corp. are joined under the Amended and Restated Credit Agreement.

                                   ARTICLE 1.

                                 INTERPRETATION

      Section 1.1 PROVISIONS PERTAINING TO DEFINITIONS. For all purposes of this Credit Agreement (except where such interpretations would be inconsistent with the context or the subject matter):

            (a) The expression "this Agreement" shall mean this Credit Agreement (including all of the Schedules and Exhibits annexed hereto) as originally executed, or, if supplemented, amended or restated from time to time, as so supplemented, amended or restated;

            (b) Where appropriate, words importing the singular only shall include the plural and vice versa, and all references to dollars shall be United States Dollars; and

            (c) Accounting  terms not  otherwise  defined  herein shall have the meanings customarily given in accordance with Generally Accepted Accounting Principles (as hereinafter defined) and all financial computations or determinations to be made under Credit Agreement shall, unless otherwise specifically provided herein, be made in accordance with the financial statements delivered pursuant to Section 4.1(v) and shall be made on a Consolidated basis.

      Section 1.2 DEFINITIONS. In addition to terms defined elsewhere in this Agreement, the following terms shall have the following meanings in this
Agreement:

      "ACCOUNTANTS" mean Wiss & Company, LLP, or any nationally recognized firm of certified public accountants selected by Holdings and acceptable to Agent and Lenders.

      "ACCOUNT DEBTOR" means any Person obligated for the payment of an Account.

      "ACCOUNTS" mean, with respect to any person, such Person's accounts, rental agreements and other contract rights, rights to payment and other forms of obligation for the payment of money, whether now existing or existing in the future, including, without limitation, all (i) accounts receivable (whether or not specifically listed on schedules furnished to the Agent), all accounts created by or arising from all of such Person's sales of goods, financial instruments, documents, permits or other items, or rendition of services, including funds transfer services, made under any of such Person's trade names or styles, or through any of such Person's Subsidiaries or divisions, and all accounts acquired by assignment in the ordinary course of business; (ii) unpaid seller's rights (including rescission, replevin, reclamation and stopping in transit) relating to the foregoing or arising therefrom; (iii) rights to any goods represented by any of the foregoing, including returned or repossessed goods; (iv) reserves and credit balances held by such Person with respect to any such accounts receivable or account debtors; (v) guarantees or collateral for any of the foregoing; and (vi) insurance policies or rights relating to any of the foregoing.

      "AFFILIATE" means, in relation to any Person (in this definition called "Affiliated Person"), any Person (i) which (directly or indirectly) controls or is controlled by or is under common control with such Affiliated Person; or (ii) which (directly or indirectly) owns or holds five percent (5%) or more of any equity interest in any Borrower; or (iii) five percent (5%) or more of whose voting stock or other equity interest is directly or indirectly owned or held by such Borrower. For the purposes of this definition, the term "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession (directly or indirectly) of the power to direct or to cause the direction of the management or the policies of such Person, whether through the ownership of shares of any class in the capital or any other voting securities of such Person or by contract or otherwise.

      "AGENT" means Provident acting in the capacity as Agent for the Lenders under the Loan Documents and includes (where the context so admits) any other Person or Persons succeeding to the functions of Agent under such documents.

      "AGENT DEPOSIT ACCOUNT" has the meaning set forth in Section 2.3(e) hereof.

      "AGENT DISBURSEMENT ACCOUNT" has the meaning set forth in Section 2.3(b) hereof.

      "AGREEMENT" or "CREDIT AGREEMENT" means this Credit Agreement and any amendments, extensions, riders, supplements, schedules, or modifications to or in connection with this Credit Agreement, including any Joinder Agreements.

      "APPLICABLE MARGIN" shall initially mean one and one-half percent (1.5%); PROVIDED, HOWEVER that after January 15, 1998, the Applicable Margin shall mean the amount set forth below, as a percentage, to be added to the Prime Rate, as the case may be, and used in calculating the rate of interest for the applicable Loan at any time:

       ==================================================================
                MARGIN RATIO                    APPLICABLE MARGIN
       ------------------------------------------------------------------
       Greater than or equal to 3.25                 1.50%
       to 1.00

       Greater than or equal to 3.00                 1.25%
       to 1.00
       but less than 3.25 to 1.00

       Greater than or equal to 2.75                 1.00%
       to 1.00
       but less than 3.00 to 1.00

       Greater than or equal to 2.50                 .75%
       to 1.00
       but less than 2.75 to 1.00

       Less than 2.50 to 1.00                        .50%

      ==================================================================

The determination of Applicable Margin hereunder as of any Interest Adjustment Date shall be based on unaudited quarterly Compliance Certificates required to be delivered pursuant to Section 6.1(b) hereof, PROVIDED that in the event of any discrepancy between computations based upon any compliance certificate and the related audited financial statements furnished pursuant to Section 6.1(b), the computation based upon the audited financial statements shall govern (retroactive to the Interest Adjustment Date as to which such adjustment applies). In the event of a retroactive correction of the determinations of the Applicable Margin in favor of the Lenders, the amount of interest thereby overdue and payable by the Borrowers shall be paid to the Lenders within five
(5) days after the date of such retroactive correction. In the event of a retroactive correction of the determinations of the Applicable Margin in favor of the Borrowers, the amount of interest overpaid by the Borrowers shall be applied by the Lender as a credit against any fees, charges and interest or principal payments then due hereunder or to become due hereunder to Lenders. No downward adjustment of the Applicable Margin shall occur if, at the time such downward adjustment would otherwise be made, there shall exist any Default or Event of Default, PROVIDED that such downward adjustment shall be made on the first day of the first month after the date on which any Default or Event of Default shall have been waived or cease to exist.

      "ASSIGNMENTS OF OPTION AND OPERATING AGREEMENTS" means the (i) Assignment of Option and Operating Agreement from Holdings, CCC Grand Avenue Cinema Corp. and CCC Port Washington Cinema Corp. to Agent relating to a certain Agreement among Holdings, CCC Grand Avenue Cinema Corp. and CCC Port Washington Cinema Corp. and Cinema Grand Avenue, Inc. and Triplex Movies at Port Washington, Inc. in connection with the operation of and option to purchase certain theaters located in Long Island, New York and known as the Grand Avenue Theater and the Post Washington Theater, (ii) the Assignment of Option and Operating Agreement from Holdings and CCC Herricks Cinema Corp. to Agent relating to a certain Agreement among Holdings and CCC Herricks Cinema Corp. and Cinema Herricks, Inc. in connection with the operation of and option to purchase a certain theater located in Long Island, New York and known as the Herricks Theater, each in the form of Exhibit A hereto, and
(iii) any Assignment of Option and Operating Agreement required by Agent relative to a Permitted Acquisition.

      "ASSIGNMENT OF PATENTS" means the Assignment of Patents from a Borrower to Agent in the form of Exhibit B hereto.

      "ASSIGNMENT OF TRADEMARKS" means the Assignment of Trademarks from a Borrower to Agent in the form of Exhibit C hereto.

      "AVERAGE DAILY LOAN BALANCE" means the sum of the unpaid balances of the Revolving Credit Loan owing by Borrowers to Lenders at the end of each day for the immediately preceding four (4) fiscal quarters ending on the relevant Computation Date, divided by 365 or 366, as applicable; PROVIDED, HOWEVER, that during the first Loan Year, such amount shall be calculated from the Closing Date through the date of such calculation as the sum of the unpaid balances of the Revolving Credit Loans owing by Borrowers to Lender for each day since the Closing Date divided by the actual number of days elapsed since the Closing Date.

      "BERGEN COUNTY TRANSACTION" means the acquisition by Holdings of the assets of Magic Cinemas L.L.C.

      "BLOCKED ACCOUNT AGREEMENT" shall mean the Blocked Account Agreement between a Borrower and Agent, acknowledged by each depository institution, pursuant to which such financial institutions shall agree not to permit funds in such bank accounts to be disbursed except to the Agent Disbursement Account, or any other account maintained at or controlled by the Agent, in the form of Exhibit D hereto.

      "BUSINESS DAY" means any day other than a Saturday or Sunday on which commercial banking institutions are open for business in Cincinnati, Ohio.

      "CAPITAL EXPENDITURE" means any amount paid or incurred in connection with the purchase of real estate, plant, machinery, equipment or other similar expenditure (including all renewals, improvements and replacements thereto, and all obligations under any lease of any of the foregoing) which would be required to be capitalized and shown on the Consolidated balance sheet of Holdings in accordance with GAAP excluding, however, amounts paid or incurred in connection with theater acquisitions and related costs and the initial renovation of acquired theaters, addition of screens to acquired and existing theaters or greenfield development of theaters.

      "CAPITAL LEASE" means any lease of Property which has been or is required to be classified and accounted for as a capital lease obligation on a Borrower's financial statements in accordance with GAAP.

      "CAPITAL LEASE OBLIGATION" means any obligation to pay rent or other amounts under a Capital Lease and, for the purpose of this Agreement, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

      "CAPITAL STOCK" means any and all shares, interests, participations, rights or other equivalents (however designated) or corporate stock, whether common or preferred, including, without limitation, partnership interests.

      "CASH EQUIVALENTS" means: (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within three (3) months from the date of acquisition thereof;
(ii) investments in certificates of deposit or bankers' acceptances maturing within three (3) months from the date of acquisition issued by any Lender or any other commercial bank organized under the laws of the United States or any state thereof having capital surplus and undivided profits aggregating at least Two Hundred Fifty Million Dollars ($250,000,000); (iii) investments in commercial paper of any Lender or of any other Person which, at the time of issuance, have a rating of at least A-1 from Standard & Poor's Corporation or at least P-1 from Moody's Investors Service, Inc. and maturing not more than six (6) months from the date of acquisition thereof; (iv) obligations of the type described in (i),
(ii) or (iii) above purchased pursuant to a repurchase agreement obligating the counterparty to repurchase such obligations not later than thirty (30) days after the purchase thereof, secured by a fully perfected security interest in any such obligation, and having a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of the issuing bank; and (v) time deposits or Eurodollar time deposits maturing no more than thirty (30) days from the date of creation with commercial banks having membership in the Federal Deposit Insurance Corporation in amounts not exceeding the lesser of One Hundred Thousand Dollars ($100,000) or the maximum insurance applicable to the aggregate amount of such Person's deposits in such institution.

      "CASH FLOW" means, for any period, the following, each calculated for such period, without duplication: (i) EBITDA, LESS (ii) income and franchise taxes actually paid by a Borrower (net of any refunds received) (including decreases in deferred income taxes resulting from tax payments actually made), LESS (iii) Capital Expenditures (to the extent actually made in cash by a Borrower and excluding the non-current portion of Capital Expenditures which have been financed) LESS (iv) the gross amount capitalized for long term assets (net of cash received in respect of long term assets) and paid in cash.

      "CASH INTEREST EXPENSE" means the aggregate amount of all interest expense of a Borrower on Indebtedness for Borrowed Money (net of interest income) paid but not accrued.

      "CASUALTY LOSS" means any occurrence or event pursuant to which any asset or property owned or used by a Borrower is (i) damaged or destroyed, or suffers any other loss, or (ii) condemned, confiscated or otherwise taken, in whole or in part, or the use thereof is otherwise diminished so as to render impracticable or unreasonable the use of such asset or property for the purposes to which such asset or property were used immediately prior to such condemnation, confiscation or taking, by exercise of the powers of condemnation or eminent domain or otherwise, and in either case the amount of the damage, destruction, loss or diminution in value is in excess of One Hundred Thousand Dollars ($100,000).

      "CHANGE OF CONTROL" means the occurrence of any one of the following events: (i) any Person or group entitled to file on Schedule 13G pursuant to Rule 13d-1 under the Exchange Act (other than the Control Group) becomes, or files a Schedule 13-D or 14D-1 (or any successor schedule, form or report under the Exchange Act) disclosing that such Person or group has become, the beneficial owner (as defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of a percentage (based on voting power, in the event different classes of stock shall have different voting powers) of the voting stock of Holdings equal to at least the lesser of twenty percent (20%), or such lesser amount if such Person or group has the power to control the Board of Directors or management of Holdings; or (ii) there shall be consummated any consolidation or merger of any Borrower or Holdings pursuant to which any Borrower's or Holdings' capital stock (or other capital stock) would be converted into cash, securities or other property, other than a merger or consolidation of such Borrower or Holdings in which the holders of such capital stock (or such other capital stock) immediately prior to the merger have the same proportionate ownership, directly or indirectly, of capital stock of the surviving corporation immediately after the merger as they had of such Borrower's or Holdings' capital stock immediately prior to such merger or other than a merger of any Borrower, other than Holdings, into Holdings, or (iii) all or substantially all of Holdings' or a Borrower's assets shall be sold, leased, conveyed or otherwise disposed of as an entirety or substantially as an entirety to any Person (including an Affiliate or associate of such Borrower or Holdings) in one or a series of transactions, or (iv) A. Dale Mayo shall cease to perform his duties as a senior executive manager of Holdings other than as a result of death or disability.

      "CHATTEL  PAPER"  means any  "chattel  paper" as such term is  defined  in
Section 9-105(1)(b) of the UCC, now owned or hereafter acquired.

      "CHESTER   LEASE"  means  Lease  dated  May  12,  1997,   by  and  between
Ramco-Gershenson Properties, L.P., a Delaware limited partnership, as landlord, and CCC Chester Twin Cinema Corporation, a New Jersey corporation, as tenant.

      "CLOSING DATE" means the date the loans are made pursuant to the Amended and Restated Credit Agreement.

      "CMNY" means any or all of CMNY Capital II, L.P.,  CMCO,  Inc. or Robert
G. Davidoff.

      "CODE" means the United States Internal Revenue Code of 1986, as amended from time to time, or any successor federal tax code, and any reference to any statutory provision shall be deemed to be a reference to any successor provision or provisions.

      "COLLATERAL" means all Accounts, Inventory, Equipment, General Intangibles, fixtures, goods, motor vehicles, leasehold improvements, Documents, Instruments, Chattel Paper, Intellectual Property, inventory subject to leases and rights under lease agreements for the leasing of inventory, money, deposit accounts, rights to draw on letters of credit, permits, licenses and the cash or noncash Proceeds (including insurance or other rights to receive payment with respect thereto) of any of the foregoing and all accessions and additions to and replacements of the foregoing, and all books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records of Borrower) pertaining to any of the foregoing or any of the Premises (herein, together with the real property, buildings and fixtures described in the Mortgages, and all other property and rights assigned by a Borrower to Agent, on behalf of the Lenders, to secure Borrowers' obligations under the Loan Documents).

      "COMPLIANCE CERTIFICATE" means a certificate, substantially in the form of Exhibit E hereto, pursuant to which Borrowers shall certify their compliance with the covenants of this Agreement.

      "COMPUTATION DATE" means the last day of each March, June, September and December.

      "CONSOLIDATED" means, with respect to any accounting matter or amount, such matter or amount computed on a consolidated basis for Holdings and each Borrower, as the case may be, and any Subsidiaries in accordance with GAAP.

      "CONTINGENT OBLIGATION" means any direct or indirect liability, contingent or otherwise, with respect to any Indebtedness, lease, dividend, letter of credit, banker's acceptance or other obligation of another Person if the primary purpose or intent thereof in incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another Person that such obligation of another Person will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof. Contingent Obligations shall include, without limitation, (i) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another Person; (ii) any liability for the obligations of another Person through any agreement (contingent or otherwise) (A) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), (B) to maintain the solvency of any balance sheet item, level of income or financial condition of another, or (C) to make take-or-pay, pay-or-play or similar payments if required regardless of nonperformance by any other party or parties to an agreement, if in the case of any agreement described under subclauses (A), (B) or (C) of this sentence the primary purpose or intent thereof is as described in the preceding sentence. The dollar amount of any Contingent Obligation shall be equal to the lesser of the dollar amount of the obligation or portion of the obligation so guaranteed or otherwise supported.

      "CONTROL GROUP" means CMNY, MidMark, A. Dale Mayo and members of his family, and Management Shareholders and Affiliates (or a group controlled by such group).

      "CREDIT COMMITMENT" means, in relation to any particular Lender, the sum of (i) the maximum amount with respect to the Revolving Credit Loan to be loaned by such Lender to Borrowers as set forth on Schedule 1 hereto and (ii) the amount with respect to the Term Loans to be loaned by such Lender to Borrowers as set forth on Schedule 1 hereto.

      "CURRENT ASSETS" and "CURRENT LIABILITIES" mean at any time, all assets or liabilities, respectively, that, in accordance with GAAP should be classified as current assets or current liabilities, respectively, on a Borrower's balance sheet.

      "DEFAULT" means any event or occurrence which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

      "DEFAULT INTEREST RATE" means an annual rate of interest which shall (to the extent permitted by applicable law) at all times be equal to two percent (2%) above the applicable Interest Rate for a Loan.

      "DOCUMENTS" mean any "documents," as such term is defined in Section 9-105(1)(f) of the UCC, now owned or existing or hereafter arising or acquired.

      "DRAW DATE" means in relation to any Revolving Credit Loan, the day on which such Loan is made or to be made to Borrowers pursuant to this Agreement.

      "EBITDA" for any period shall mean, without duplication, (i) Net Income; PLUS (ii) for such period any Interest Expense deducted in the determination of Net Income; PLUS (iii) any income and franchise taxes paid in cash and included in the determination of Net Income; PLUS (iv) amortization and depreciation and other non-cash charges deducted in determining Net Income for such period; PLUS
(v) extraordinary losses, losses on sales of assets (other than sales of inventory in the ordinary course of business) and unrealized gains from changes in currency; MINUS (vi) the sum for such period of interest income, extraordinary gains, gains from sales of assets (other than sales of inventory in the ordinary course of business) and unrealized losses from changes in currency; PLUS (vii) premiums on life insurance purchased pursuant to Section
6.3 of this Agreement; PLUS (viii) options payments approved by Agent made with respect to acquisitions of theater locations; PLUS (ix) advisory fees paid to MidMark not in violation of this Agreement; provided, that in calculating EBITDA with respect to newly-acquired or developed theaters, actual historical financial data of newly-acquired theaters prior to their acquisition by Holdings shall be included in the determination of EBITDA and pro forma financial projections for developed theaters, determined in a manner approved by Agent, shall be included in the determination of EBITDA for periods in which calculations of actual financial data are not available.

      "EMPLOYEE  BENEFIT  PLAN" means an "employee  benefit  plan" as defined in
Section 3(3) of ERISA.

      "ENVIRONMENTAL INDEMNITY AGREEMENT" means the Environmental Indemnity Agreement among Agent and Borrowers relating to the Premises, substantially in the form of Exhibit F hereto, and any amendments, modifications, supplements or restatements thereto.

      "ENVIRONMENTAL LAWS" means individually or collectively any local, state or federal law, statute, rule, regulation, order, ordinance, common law, permit or license term or condition, or state superlien or environmental clean-up or disclosure statutes pertaining to the environment or to environmental contamination, regulation, management, control, treatment, storage, disposal, containment, removal, clean-up, reporting, or disclosure, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), as now or hereafter amended (including, but not limited to, the Superfund Amendments and Reauthorization Act ("SARA")); the Resource Conservation and Recovery Act ("RCRA"), as now or hereafter amended (including, but not limited to, the Hazardous and Solid Waste Amendments of 1984); the Toxic Substances Control Act ("TSCA"), as now or hereafter amended; the Clean Water Act, as now or hereafter amended; the Safe Drinking Water Act, as now or hereafter amended; or the Clean Air Act, as now or hereafter amended.

      "EQUIPMENT" means any "equipment," as such term is defined in Section 9-109(2) of the UCC, now owned or hereafter acquired and shall include, without limitation, any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts and accessories installed thereon or affixed thereto.

      "EQUITY INTERESTS" means Capital Stock and all warrants, options or other rights to acquire Capital Stock or that are measured by the value of Capital Stock (but excluding any debt security that is convertible into, or exchangeable for Capital Stock).

      "ERISA" means the Employee Retirement Income Security Act of 1974 and regulations issued thereunder, as amended from time to time and any successor statute.

      "ERISA AFFILIATE" means, in relation to any Person, any trade or business (whether or not incorporated) which is a member of a group of which that Person is a member and which is considered under common control within the meaning of the regulations promulgated under Section 414 of the Code.

      "ERISA LIABILITIES" means the aggregate of all unfunded vested benefits under any employee pension benefit plan, within the meaning of Section 3(2) of ERISA, of a Borrower or any ERISA Affiliate of a Borrower under any Plan covered by ERISA that is not a Multiemployer Plan and all potential withdrawal liabilities of any thereof under all Multiemployer Plans.

      "EVENT OF DEFAULT" means any event or condition described in Section 9.1 of this Agreement.

      "EXCESS CASH FLOW" shall mean for any fiscal year of Holdings, the excess of (a) EBITDA over (b) the sum, without duplication, of (i) Fixed Charges, (ii) the aggregate amount actually paid by Holdings on a Consolidated basis in cash during such fiscal year on account of Capital Expenditures, (iii) changes in working capital (calculated as Current Assets minus Current Liabilities as at the end of such fiscal year), (iv) the amount of taxes actually paid in cash by Holdings on a Consolidated basis for such fiscal year during such fiscal year or within a normal payment period thereof.

      "EXTRAORDINARY DISPOSITION" means, with respect to a Borrower, the sale, lease, transfer or other disposition of assets, other than assets transferred or disposed in the ordinary course of business, whether by way of the sale of assets or the sale of stock or other rights in which a Borrower has any ownership interest, and whether in one transaction or a series of related or unrelated transactions.

      "FIXED CHARGES" means, for any period, the following, each calculated for such period, without duplication: (i) Interest Expense paid or accrued, MINUS
(ii) interest income earned or accrued by a Borrower as determined in accordance with GAAP, PLUS (iii) scheduled payments of principal with respect to all Indebtedness for Borrowed Money of a Borrower including the principal component of any cash payments made with respect to any Capital Lease Obligation.

      "GENERAL INTANGIBLES" means any "general intangibles" as such term is defined in Section 9-106 of the UCC, now owned or hereafter acquired and, in any event, shall include, without limitation, all right, title and interest now in existence or hereafter arising in or to all customer lists, trademarks, patents, rights in intellectual property, trade names, copyrights, trade secrets, proprietary or confidential information, inventions and technical information, procedures, designs, knowledge, know-how, software, data bases, data, processes, models, drawings, materials, and records now owned or hereafter acquired, and any and all goodwill and rights of indemnification.

      "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" or "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time, consistently applied.

      "GUARANTEED LEASE" shall initially mean the Chester Lease and the Marboro Lease and thereafter any lease where Holdings is the guarantor of a Borrower's lease obligations and such lease has been designated as a Guaranteed Lease by Agent in its sole discretion.

      "GUARANTEED PENSION PLAN" means any pension plan maintained by a Borrower or an ERISA Affiliate of a Borrower, or to which a Borrower or an ERISA
Affiliate contributes, some or all of the benefits, under which benefits are guaranteed by the United States Pension Benefit Guaranty Corporation ("PBGC").

      "HAZARDOUS SUBSTANCES" means any and all hazardous and toxic substances, wastes or materials, any pollutants, contaminants, or dangerous materials (including, but not limited to, polychlorinated biphenyls, friable asbestos, volatile and semi-volatile organic compounds, oils, petroleum products and fractions, and any materials which include hazardous constituents or become hazardous, toxic, or dangerous when their composition or state is changed), or any other similar substances or materials which are included under or regulated by any Environmental Law.

      "HEAD OFFICE" means, in relation to the Agent, the head office of The Provident Bank located at One East Fourth Street, Cincinnati, Ohio 45202 or such office designated in writing to Borrowers and Lenders by The Provident Bank or any successor Agent.

      "INDEBTEDNESS" means, subject to the provisions stated hereinafter, in relation to any Person, at any particular time, all of the obligations of such Person which, in accordance with GAAP, would be classified as indebtedness upon a balance sheet including any footnote thereto of such Person prepared at such time, and in any event shall include, without limitation, and without duplication:

                  (i) all indebtedness of such Person arising or incurred under or in respect of (A) any guaranties (whether direct or indirect) by such Person of the indebtedness, obligations or liabilities of any other Person, or (B) any endorsement by such Person of any of the indebtedness, obligations or liabilities of any other Person (otherwise than as an endorser of negotiable instruments received in the ordinary course of business and presented to commercial banks for collection of deposit), or
      (C) the discount by such Person, with recourse to such Person, of any of the indebtedness, obligations or liabilities of any other Person;

                  (ii) all indebtedness of such Person arising or incurred under or in respect of any agreement, contingent or otherwise made by such Person (A) to purchase any indebtedness of any other Person or to advance or supply funds to the payment or purchase of any indebtedness of any other Person, or (B) to purchase, sell or lease (as lessee or lessor) Property, products, materials or supplies or to purchase or sell transportation or services, primarily for the purpose of enabling any other Person to make payment of any indebtedness of such other Person or to assure the owner of such other Person's indebtedness against loss, regardless of the delivery or non-delivery of the Property, products, materials or supplies or the furnishing or non-furnishing of the transportation or services, or (C) to make any loan, advance, capital contribution or other investment in any other Person for the purpose of assuring a minimum equity, asset base, working capital or other balance sheet condition for or as at any date, or to provide funds for the payment of any liability, dividend or stock liquidation payment, or otherwise to supply funds to or in any manner invest in any other Person;

                  (iii) all indebtedness, obligations and liabilities secured by or arising under or in respect of any Lien, upon or in Property owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness, obligations and liabilities;

                  (iv) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person, even though the rights and remedies of the seller or lender (or lessor) under such agreement in the event of default are limited to repossession or sale of such Property; and

                  (v) all indebtedness arising or incurred under or in respect of any Contingent Obligation.

                  PROVIDED,   HOWEVER,   that  the   foregoing   definition   of
      Indebtedness shall not include any guaranties by holdings with respect to a Guaranteed Lease.

      "INDEBTEDNESS FOR BORROWED MONEY" means at any particular time, all Indebtedness (i) in respect of any money borrowed; (ii) under or in respect of any Contingent Obligation (whether direct or indirect) of any money borrowed;
(iii) evidenced by any loan or credit agreement, promissory note, debenture, bond, guaranty or other similar written obligation to pay money; or (iv) Capital Lease Obligations.

      "INSTRUMENTS" mean any "instrument," as such term is defined in Section 9-105(1)(i) of the UCC, now owned or hereafter acquired.

      "INTELLECTUAL PROPERTY" shall mean all Patents and all Trademarks, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to any obligor with respect to any of the foregoing, in each case whether now or thereafter owned or used including, without limitation, the licenses or other agreements with respect to the Trademarks, set forth on
Schedule 5.8 hereto; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media on which or in which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by a Borrower; and (g) all causes of action, claims and warranties now or hereafter owned or acquired by a Borrower in respect of any of the items listed above.

      "INTEREST ADJUSTMENT DATE" means the first day of the first month after the date on which each of the quarterly Compliance Certificates (together with monthly unaudited financial statements for each fiscal month during such quarter) are required to be delivered under Section 6.1(b) with respect to the most recent fiscal month.

      "INTEREST EXPENSE" means, for any period, the total amount of all charges for the use of funds (whether characterized as interest or otherwise) payable during such period with respect to all Indebtedness for Borrowed Money of a Borrower for such period, including the amortization of debt discounts and the amortization of all fees payable in connection with the incurrence of such Indebtedness.

      "INTEREST RATE" means the rate of interest per annum equal to the sum of the Prime Rate plus the Applicable Margin.

      "INVENTORY" means, with respect to any Person, such Person's inventory, including without limitation: (i) all raw materials, work in process, parts, components, assemblies, supplies and materials used or consumed in such Person's business, wherever located and whether in the possession of such Person or any other Person; (ii) all goods, wares and merchandise, finished or unfinished, held for sale or lease or leased or furnished or to be furnished under contracts of service, wherever located and whether in the possession of such Person or any other Person; and (iii) all goods returned to or repossessed by such Person.

      "INVESTMENT" means all investments in any other Person by stock purchase, capital contribution, loan, advance, guaranty of any Indebtedness or creation or assumption of any other liability in respect of any Indebtedness of such other Person (including, without limitation, any liability of any kind described in clause (i) or (ii) of the definition of the term "Indebtedness" set forth in this Section), or the transfer or sale of Property (otherwise than in the ordinary course of the business) to any other Person for less than payment in full in cash of the transfer or sale price or the fair value thereof (whichever of such price or value is higher).

      "ISSUING BANK" means Provident or such other Lender as shall issue any Letter of Credit hereunder.

      "JOINDER AGREEMENTS" mean collectively, any agreement executed by a Person whereby such Person is joined as a Borrower under the Credit Agreement and all Loan Documents which is substantially in the form of Exhibit G hereto.

      "LEASEHOLD MORTGAGES" the Leasehold Mortgages granted from time to time by a Borrower to Agent to secure the Loans in the form of Exhibit H hereto and as they may be amended or supplemented from time to time.

      "LEGAL REQUIREMENTS" means all applicable laws, rules, regulations, ordinances, judgments, orders, decrees, injunctions, arbitral awards, permits, licenses, authorizations, directions and requirements of all governments, departments, commissions, boards, courts, authorities, agencies, and officials and officers thereof, that are now or at any time in the future in effect.

      "LENDERS" mean collectively each of the banks or lending institutions set forth on Schedule 1 hereto and their respective successors and assigns; and "Lender" means any one of the Lenders.

      "LIABILITIES" means all indebtedness, obligations and other liabilities of a Borrower whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, secured or unsecured arising by contract, operation of law or otherwise, classified as liabilities in accordance with GAAP on a balance sheet of a Borrower.

      "LICENSES AND PERMITS" means all licenses, permits, registrations and recordings thereof and all applications incorporated into for such licenses, permits and registrations now owned or hereafter acquired by a Borrower and required from time to time for the business operations of a Borrower.

      "LIEN" means any lien, mortgage, pledge, security interest, charge or other encumbrance of any kind including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest.

      "LITIGATION" has the meaning set forth in Section 5.10 hereof.

      "LETTER OF CREDIT FEE" means the fee charged by the Lender for the issuance of a Letter of Credit pursuant to Section 2.12(g) hereof.

      "LETTERS OF CREDIT" means the letters of credit issued by Lender at any time pursuant to Section 2.4 hereof.

      "LOAN DOCUMENTS" mean this Agreement, the Notes, the Letters of Credit, the Security Documents, the Subordination Agreements, the Joinder Agreements and any other agreement, instrument, certificate or document executed in connection with or pursuant to this Credit Agreement, as amended whether concurrently herewith or subsequent hereto, and as they may hereafter from time to time be amended, modified, supplemented, restated, and/or renewed, including any
Security Document, Joinder Agreements and other agreements, instruments, certificates or documents executed in connection with a Permitted Acquisition.

      "LOANS" mean, collectively, the Revolving Credit Loan and each of the Term Loans, each singly a "Loan" made or to be made to Borrowers by the Lenders pursuant to this Agreement.




      "LOAN  YEAR"  means  each  period  of  twelve  (12)  consecutive   months,
commencing on the Closing Date and on each anniversary thereof.

      "LONG-TERM LEASE" means any lease of real or personal property having an original term, including any period which the lease may be renewed or extended, at the option of the lessee, of more than three (3) years.

      "MANAGEMENT SHAREHOLDERS" means those shareholders of Holdings who are management employees of Holdings or any other Borrower on the Closing Date.

      "MARBORO LEASE" means lease dated February 14, 1997 by and between Bradenton Realty Corp, as landlord, and CCC Marboro Cinema Corp., a Delaware corporation, as tenant.

      "MARGIN RATIO" means, as of any date, the ratio of (a) the Average Daily Loan Balance, PLUS the outstanding balance under the Term Loans as of the date of determination, PLUS Capital Leases to (b) EBITDA for the twelve (12) month period prior to the date for which such calculation is made, calculated for the four (4) fiscal quarters ending on the Computation Date on or immediately preceding the date for which such ratio is calculated.

      "MATERIAL ADVERSE EFFECT" means any event which will, or is reasonably likely to, have a material adverse effect upon the Collateral or upon the financial condition, operations, assets or prospects in the aggregate of the Borrowers.

      "MATERIAL LEASE" means any lease under which a Borrower shall lease (as lessee) or acquire the right to possess and/or use any Real Estate or other Property or any other similar agreement (whether written or oral) pursuant to which a Borrower pays an annual lease payment or rental payment equal to or greater than Twenty Thousand Dollars ($20,000) or which otherwise is material to the operation of the business of Borrower.

      "MAXIMUM CREDIT LIABILITY" for any Borrower, other than Holdings, shall mean, as of any date of determination thereof, the sum of (i) with respect to each Loan the proceeds of which are used to make or the issuance of which constitutes a Valuable Transfer to such Borrower, the amount of such Loan PLUS
(ii) with respect to each Loan the proceeds of which are not used to make or the issuance of which does not constitute a Valuable Transfer to such Borrower, the lesser of (A) the outstanding amount of such Loan as of such date or (B) the greater of (I) ninety-five percent (95%) of the Subsidiary Net Worth at the time of such Loan or (II) ninety-five percent (95%) of the Subsidiary Net Worth of such Borrower at the earliest of (x) such date, (y) the date of the commencement of a case under Title 11 of the United States Code (or any successor provision) in which such Borrower is a debtor or (z) the date enforcement hereunder is sought.

      "MAXIMUM REVOLVING COMMITMENT" means One Million and 00/100 Dollars ($1,000,000.00).

      "MIDMARK" means MidMark Capital, L.P. a Delaware limited partnership, whose general partner is MidMark Associates, Inc., a New Jersey corporation.

      "MORTGAGES" means the real estate mortgages or deeds of trust granted from time to time by a Borrower to Agent to secure the Loans, substantially in the form of Exhibit I hereto, and as they may be amended or supplemented from time to time.

      "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is maintained for employees of a Borrower, or any ERISA Affiliate of a Borrower.

      "NET INCOME" means, for any period, the aggregate of the net income (or net loss) of a Borrower for such period, determined in accordance with GAAP, but excluding, without duplication: (i) the income of any Person in which a Borrower has an ownership interest (other than in another Borrower), unless received by such Borrower in a cash distribution; (ii) any net after-tax gains or losses attributable to dispositions of assets; (iii) the income of any Subsidiary of a Borrower to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at that time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary; and (iv) any after-tax extraordinary non-cash gains or extraordinary non-cash losses.

      "NET PROCEEDS" means the aggregate proceeds paid in cash or Cash Equivalents received by a Borrower in excess of One Hundred Thousand Dollars ($100,000) in respect of any Extraordinary Disposition, net of direct costs relating to such Extraordinary Disposition (including without limitation, legal, accounting and investment banking fees, and sales commissions) and any relocation expenses incurred or existing as a result thereof, taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions in any tax sharing arrangements), amounts required to be applied in payment of Indebtedness secured by a Lien incurred in accordance with this Agreement on the assets or assets that are subject of such Extraordinary Disposition and which Indebtedness is required pursuant to the terms of the instrument governing such Indebtedness or Lien or in order to obtain the necessary consent to such sale to be repaid in connection with such Extraordinary Disposition and any reserve for adjustment in respect of the sale price of or other liability in respect of such asset or assets.

      "NET  WORTH"  means,  at  any  date,  Consolidated   stockholders'  equity
(including the par value or stated value of all outstanding capital stock, additional paid-in capital and retained earnings) of Holdings determined in accordance with GAAP, except that there shall be deducted therefrom any amount of treasury stock reflected as an asset of Holdings or any Subsidiary and except that any write down in the assets or equity occurring at year-end 1996 shall not be taken into account.

      "NOTES" mean,  collectively,  the Revolving  Credit Notes, the Term Loan
A Notes and the Term Loan B Notes. "Note" shall mean any one of the Notes, unless specifically identified.

      "OBLIGATIONS" means, collectively, all of the indebtedness, obligations, covenants, promises, agreements, and liabilities existing on the date hereof or arising from time to time hereafter, whether direct, indirect, absolute, contingent, joint or several, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, of Borrowers to the Agent or any Lenders (i) in respect of the Loans made pursuant to this Agreement; or (ii) under or in respect of any one or more of the Loan Documents. Obligations shall also include all interest, charges and other fees chargeable hereunder to Borrowers or due hereunder from Borrowers to Lenders from time to time and all costs and expenses referred to in Section 11.5 hereof.

      "ORIGINAL BORROWERS" mean Clearview Cinema Group, Inc., a Delaware corporation, CCC Madison Triple Cinema Corp., a New Jersey corporation, CCC Chester Twin Cinema Corporation, a New Jersey corporation, CCC Manasquan Cinema Corporation, a New Jersey corporation, Clearview Theatre Group, Inc., a New Jersey corporation, CCC Herricks Cinema Corp., a Delaware corporation, CCC Port Washington Cinema Corp., a Delaware corporation, CCC Grand Avenue Cinema Corp., a Delaware corporation, CCC Washington Cinema Corp., a Delaware corporation, CCC Allwood Cinema Corp., a Delaware corporation, CCC Emerson Cinema Corp., a Delaware corporation, CCC New City Cinema Corp., a Delaware corporation, and CCC Summit Cinema Corp. (formerly known as 343-349 Springfield Avenue Corp.), a New Jersey corporation.

      "ORIGINAL CLOSING DATE" means the day on which the original Loans are made pursuant to this Agreement.

      "ORIGINAL SELLER GROUP" means the Township of Washington Theater, Inc., Allwood Clifton Cinema, Inc., New City Cinema, Inc. and Emerson Cinema, Inc. and all of the shareholders of the foregoing.

      "PARTICIPATION   PERCENTAGE"  means,  in  relation  to  each  Lender,  the
percentage set forth with respect to such Lender set forth on Schedule 1 hereto with respect to each Loan.

      "PATENTS" shall mean all of the following in which a Borrower now holds or hereafter acquires any interest: (i) all letters patent of the United States or any country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof or any other country, and (ii) all reissues, continuations, continuations-in-part or extensions thereof.

      "PERMITTED ACQUISITION" means an acquisition by Holdings or any other Borrower of the stock or all or a portion of the assets of a company which meets the following minimum criteria: (i) such company is engaged in the same business as Borrowers; and (ii) Agent and the Lenders shall received and approved of the purchase agreement, all underlying and related documents with respect to such acquisition, and the any financial statements of such company as Agent requests; and (iii) immediately prior to, and after giving effect to the pro forma effect of such acquisition, no Default or an Event of Default has occurred or will occur; and (iv) Agent has reviewed the documents referenced in Section 4.3 hereof and in its sole discretion has approved of such acquisition.

      "PERMITTED FIRST LIENS" means those Liens identified in Sections 8.9(a), 8.9(d), and those Liens set forth on Schedule 8.9(g).

      "PERMITTED LIENS" means those Liens and encumbrances permitted hereunder pursuant to Section 8.9.

      "PERSON" shall include an individual, a company, a corporation, an association, a partnership, a joint venture, an unincorporated trade or business enterprise, a trust, an estate, or other legal entity or a government (national, regional or local), court, arbitrator or any agency, instrumentality or official of the foregoing.

      "PLEDGE   AGREEMENT"   means  a  stock  pledge   agreement  or  agreements
substantially in the form of Exhibit J hereto.

      "PLEDGED STOCK" means all of the Capital Stock of each Subsidiary of Holdings whether now existing or hereafter formed or acquired.

      "PREMISES" means collectively, all real property and leasehold interests now or hereafter acquired by a Borrower, including, without limitation, all the Premises as defined in the Mortgages and the Leasehold Mortgages.

      "PRIME RATE" means the rate of interest announced from time to time by Agent as its prime rate at its Head Office, whether or not Agent shall at times lend to other borrowers at lower rates of interest, or, if there is no such prime rate, then such other rate as may be substituted by Agent for its Prime Rate.

      "PRINCIPAL PAYMENT DATE" means each January 1, April 1, July 1 and October 1 of each Loan Year until the Termination Date.

      "PROCEEDS" means "proceeds," as such term is defined in Section 9-306(1) of the UCC and, in any event, shall include, without limitation, (i) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable from time to time with respect to any of the Collateral, and (ii) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau, or agency (or any Person acting under color of governmental authority).

      "PROJECTIONS" means Holdings'  forecasted  Consolidated and consolidating:
(a) balance sheets, (b) profit and loss statements, and (c) cash flow statements, all prepared on a division by division and Subsidiary by Subsidiary basis and otherwise consistent with Holdings' historical financial statements, together with, if requested by Agent, appropriate supporting details and statements of underlying assumptions.

      "PROPERTY" means all types of real, personal, tangible, intangible or mixed property whether owned or leased by Borrower.

      "PRO RATA SHARE" means, in relation to any particular item, the share of any Lender in such item, which shall be in the same proportion which the aggregate amount of all of the obligations owing to such Lender with respect to such item at such time shall bear to the aggregate amount of all of the obligations owing to all of the Lenders with respect to such item at such time net of any and all charges or fees due and payable to Agent under the Loan Documents.

      "PROSPECTUS" means the Prospectus dated August 18, 1997 relating to the offering of One Million (1,000,000) shares of common stock, $0.01 par value per share, of Holdings.

      "REAL ESTATE" means all real property owned or leased by a Borrower and all real property hereafter acquired or leased by a Borrower, together with all fixtures, rights of way, privileges, liberties, tenements, hereditaments, and appurtenances belonging or in any way appertaining thereto, all easements now or hereafter benefiting such real property and all royalties and rights appertaining to the use and enjoyment of such real property, together with all of the buildings, structures, and other improvements thereto.

      "REFERENCE PERIOD" means, with respect to a particular Computation Date, the period of twelve (12) calendar months ending on such Computation Date.

      "REIMBURSEMENT OBLIGATIONS" means any amounts owing by Borrower to the Lender on account of draws or disbursements under or with respect to the Letters of Credit.

      "REQUISITE LENDERS" means at such times as there are any Loans outstanding, the Lenders whose aggregate Pro Rata Shares of the outstanding Loans are greater than or equal to sixty-six and two-thirds percent (66 2/3%) of the aggregate amount of the outstanding Loans, and at all other times, the Lenders whose aggregate Credit Commitments are greater than or equal to sixty-six and two-thirds percent (66 2/3%) of the aggregate Credit Commitments of all the Lenders.

      "RESTRICTED PAYMENT" means: (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Holdings or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Holdings or any of its Subsidiaries now or hereafter outstanding; (c) any payment or prepayment of principal of, premium, if any, or interest on, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any subordinated indebtedness; and (d) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Holdings or any of its Subsidiaries now or hereafter outstanding.

      "REVOLVING CREDIT LOAN" means all Loans outstanding from time to time made pursuant to Sections 2.2(a) and 2.3 hereof and any amounts added to the principal balance of the Revolving Credit Loan pursuant to this Agreement.

      "REVOLVING CREDIT NOTES" means, collectively, with respect to the Revolving Credit Loan the promissory notes of Borrower, in the face amounts of the Revolving Credit Commitment of the respective Lenders in or substantially in the form of Exhibit K-1 hereto. "REVOLVING CREDIT NOTE" shall mean any one of the Revolving Credit Notes.

      "SEC" means the Securities and Exchange Commission or any successor agency.

      "SECURITIES" means any stock, shares, voting trust certificates, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participation in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

      "SECURITY DOCUMENTS" shall mean, collectively, this Agreement, the Leasehold Mortgages, the Mortgages, the Environmental Indemnity Agreement, the Blocked Account Agreements, the Assignments of Option and Operating Agreements, the Pledge Agreements, the Assignments of Trademarks, the Assignments of Patents and each other agreement, assignment or instrument creating or purporting to create a lien in favor of Agent for the ratable benefit of the Lenders, and each individually a "Security Document."

      "SELLER GROUP" with respect to a Permitted Acquisition, means collectively and individually the seller of assets being purchased by a Borrower in connection with such Permitted Acquisition.

      "SENIOR INDEBTEDNESS FOR BORROWED MONEY" means the aggregate amount of Indebtedness outstanding under the Credit Agreement and any other indebtedness the payment of which has not been expressly subordinated to the Loans hereunder.

      "SUBORDINATED CREDITORS" means those Persons listed on Schedule 5.9 hereto, and each such Person is individually a "Subordinated Creditor."

      "SUBORDINATED  DEBT"  means  the  Subordinated   Promissory  Notes  (the
"Subordinated Promissory Notes") executed by a Borrower to a Subordinated Creditor.

      "SUBORDINATION AGREEMENTS" means the Subordination Agreements executed by the Subordinated Creditors substantially in the form of Exhibit L hereto.

      "SUBSIDIARY" means, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of any Borrower (including each Borrower).

      "SUBSIDIARY NET WORTH" of any Borrower, other than Holdings, shall mean, as of any date of determination thereof, the excess of (i) the amount of the "present fair saleable value" of the assets of such Borrower as of the date of such determination, over (ii) the amount of all "liabilities of such Borrower, contingent or otherwise," as of the date of such determination, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors. In determining the Subsidiary Net Worth of any Borrower for purposes of calculating the Maximum Credit Liability, the liabilities of such Borrower to be used in such determination pursuant to clause (ii) of the preceding sentence shall in any event include the liabilities of such Borrower hereunder and under the other Loan Documents in respect of all Loans other than the Loans in respect of which such calculation is being made.

      "TERMINATION DATE" means the earlier of (i) September 12, 2002; (ii) the date upon which the entire principal of all the Notes shall become due pursuant to the provisions hereof (whether as a result of acceleration by Agent or the Requisite Lenders or otherwise); or (iii) the date upon which the Credit Commitments terminate pursuant to Section 9.2 hereof.

      "TERMINATION EVENT" means (i) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder, but not including any such event for which the 30 day notice requirement has been waived by applicable PBGC regulation; or (ii) the withdrawal of a Borrower or an ERISA Affiliate of a Borrower from a Guaranteed Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; or (iii) the filing of a notice of intent to terminate a Guaranteed Pension Plan or the treatment of a Guaranteed Pension Plan amendment as a termination under Section 4041 of ERISA; or (iv) the institution of proceedings to terminate a Guaranteed Pension Plan by the Pension Benefit Guaranty Corporation; or (v) the withdrawal or partial withdrawal of a Borrower or an ERISA Affiliate of a Borrower from a Multiemployer Plan; or (vi) any other event or condition which might reasonably be expected to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Guaranteed Pension Plan.

      "TERM B NOTE SUPPLEMENTS" mean, collectively, supplements to the Term Loan B Notes, in or substantially in the form of K-4 hereto . Term B Note Supplement shall mean any one of the Term B Note Supplements.

      "TERM LOAN A" means the loan made pursuant to Section 2.2(b) hereof.

      "TERM LOAN A NOTES" means, with respect to the Term Loan A, the promissory notes of Borrowers, in the face amount of each Lender's Participation Percentage of the Term Loan A in or substantially in the form of Exhibit K-2 hereto, and each individually a Term Loan A Note.

      "TERM LOAN B" means the loan made pursuant to Section 2.2(c) hereof.

      "TERM LOAN B COMMITMENT" shall initially mean Seventeen Million and 00/100 Dollars ($17,000,000.00) plus any amounts available pursuant to Section 2.2(c) hereof.

      "TERM LOAN B NOTE" shall mean any one of the Term Loan B Notes.

      "TERM LOAN B NOTES" means, collectively,  with respect to the Term Loan B,
(i) the promissory notes of Borrowers, in the face amounts of each Lender's Participation Percentage of the Term Loan B in or substantially in the form of Exhibit K-3 hereto, and (ii) the Term B Note Supplements.

      "TERM LOANS" means the Term Loan A and the Term Loan B.

      "TRADEMARKS" shall mean all of the following in which a Borrower now holds or hereafter acquires any interest: (i) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof or any other country, and (ii) all reissues, extensions or renewals thereof.

      "UA ACQUISITION" means the transaction contemplated by an agreement between Holdings and United Artists Theatre Circuit, Inc., under which Holdings has the right, but not the obligation, to acquire three theaters and the underlying real estate and the leaseholds of two additional theaters (the "UA Agreement").

      "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Ohio; PROVIDED, HOWEVER, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of Lender's security interest in any of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Ohio, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection, or priority and for purposes of definitions related to such provisions.

      "UCC FINANCING STATEMENTS" mean the UCC financing statements naming the Borrower, as debtor, and Agent, for the ratable benefit of Lenders, as creditor, which UCC financing statements describe all or some portion of the Collateral and which together perfect Agent's security interest in the Collateral, which security interests can be perfected by the filing of such financing statement.

      "VALUABLE TRANSFERS" shall mean, in respect of any Borrower, (i) all loans, advances or capital contributions made to or for the benefit of such Borrower with proceeds of Loans, (ii) all debt securities or other obligations of such Borrower acquired by such Borrower or retired by such Borrower with proceeds of Loans, (iii) the fair market value of all property acquired with proceeds of Loans, and transferred, absolutely and not as collateral, to such Borrower, and (iv) all equity securities of such Borrower acquired by such Borrower with proceeds of Loans.

      "WORKING CAPITAL" means the difference between (i) Current Assets, excluding cash, Cash Equivalents, prepaid taxes and any amounts due from Affiliates, except for MidMark, the Original Seller Group and CMNY, and (ii) Current Liabilities, excluding the current portion of any long term Indebtedness for Borrowed Money, accrued taxes and any amounts due to Affiliates, except for MidMark, the Original Seller Group and CMNY.


                                   ARTICLE 2.

                                    THE LOANS

      Section 2.1 COMMITMENTS. Each Lender, Severally and not jointly, agrees, upon the terms and subject to the conditions contained in this Agreement, to make the Revolving Credit Loans to Borrowers from time to time prior to the Termination Date, in a principal amount equal to such Lender's Participation Percentage of the aggregate principal amount of such Loan requested by Borrowers on each occasion and to make the Term Loan B upon satisfaction of the conditions contained in Section 4.3 of this Agreement.

      Section 2.2   MAKING THE LOANS.

            (a) REVOLVING CREDIT LOAN. Each Lender will, subject to all of the applicable terms and conditions of this Agreement, make an amount equal to its Participation Percentage in each Revolving Credit Loan available to Borrowers at such times and in such amount as shall be requested by Borrowers in compliance with Section 2.3, and Borrowers may borrow on a revolving basis from Lenders on the Closing Date and from time to time thereafter, sums not to exceed the Maximum Revolving Commitment. Borrowers may borrow, repay and reborrow hereunder on and after the date hereof until the Termination Date, subject to the terms, provisions and limitations set forth herein. Amounts repaid hereunder after the Termination Date may not be reborrowed. The Revolving Credit Loan shall become immediately due and payable upon payment or prepayment in full of the Term Notes, and in the case where payment is made in connection with the prepayment of the Term Loans, a Prepayment Fee (as hereinafter defined) shall be payable in accordance with the terms of Section 2.6(l) hereof.

            (b) TERM LOAN A. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrowers herein set forth, each Lender severally agrees to lend to Borrowers its Participation Percentage of the Term Loan A. The aggregate amount of the Term Loan A shall be Twelve Million and 00/100 Dollars ($12,000,000.00). Amounts borrowed under this subsection 2.2(b) and repaid or prepaid may not be reborrowed.

            (c) TERM LOAN B. Subject to the terms and conditions of this Agreement and in reliance upon the representation and warranties of each Borrower herein set forth, each Lender severally agrees to lend to Borrowers its Participation Percentage of the Term Loan B. The aggregate amount of Term Loan B shall be Seventeen Million and 00/100 Dollars ($17,000,000.00). During the First Loan Year, amounts borrowed under this subsection 2.2(c) and repaid or prepaid may be reborrowed subject to the conditions precedent set forth in Sections 4.1 and 4.2 hereof. During the Second Loan Year and thereafter, amounts borrowed under this subsection 2.2(c) and repaid or prepaid may not be reborrowed; provided, however, that if such borrowing is deemed to be made only as a result of the issuances of a Letter of Credit and no Reimbursement Obligation has arisen with respect to such Letter of Credit, the amount of such Letter of Credit may be borrowed upon cancellation or expiration of the Letter of Credit.

      Section 2.3    DRAWS, ADVANCES AND SETTLEMENT OF PAYMENTS AND ADVANCES.

            (a) On the Closing Date, and upon satisfaction of the conditions set forth in Section 4.1, Lenders shall make available to Borrowers the Term Loan A and shall advance the aggregate amount of the Term Loan A to Borrowers on such date through wire transfer.

            (b) All advances or disbursements of the Revolving Credit Loan proceeds shall be effectuated at Borrowers' request either through wire transfer or by receipt by Agent of a check drawn on a central disbursement account (the "Agent Disbursement Account") of Borrowers maintained with Agent. Any request for advance by wire transfer may be transmitted to Agent at its Head Office via facsimile provided Borrowers immediately notify Agent by telephone of such transmission. All such requests for wire transfer advances shall be made to and received by Agent not later than 10:00 a.m. Cincinnati, Ohio time on the Draw Date specified on such request and each such check or wire transfer request shall be deemed to be a request for an advance on the Revolving Credit Loan on the date when received and processed by Agent. Borrowers hereby designate the President, Treasurer or Chief Financial Officer of Holdings (or any other officer authorized by Borrowers and designated as such to Agent) acting individually or jointly to make all requests for draws and advances.

            (c) All advances or disbursements of the Term Loan B proceeds shall be effectuated at Borrowers' request, shall be subject to the conditions set forth in Section 4.3 hereof.

            (d) The Agent shall promptly notify each Lender of its Participation Percentage of each requested Revolving Credit Loan and Term Loan B and the date of such borrowing. On the borrowing date specified in such notice, each Lender shall make its share of the borrowing available at the Head Office of the Agent for deposit to such account as the Agent shall designate, no later than 1:00 p.m. Cincinnati time in Federal or other immediately available funds. Upon receipt of the funds to be made available by Lenders to fund any Revolving Credit Loan or Term Loan B hereunder, the Agent shall disburse such funds by depositing them into the Agent Disbursement Account.

            (e) Each bank or other financial institution, other than Provident, with which a Borrower maintains an account for the deposit of funds shall execute a Blocked Account Agreement pursuant to which such bank or other financial institution shall agree to direct all funds to an account at Agent's Head Office (the "Agent Deposit Account"). All deposits to the Agent Deposit Account shall be the property of Agent for the benefit of Lenders and shall not be commingled with Borrower's other funds or be deposited in any bank account of Borrower, or used in any manner except to pay the Obligations. Agent shall, at the close of business on each Business Day, automatically debit the Agent Deposit Account and apply the proceeds against the Loans and other Obligations pursuant to the provisions of Section 2.7(b). So long as no Event of Default shall have occurred and be continuing, if funds remain in the Agent Deposit Account following the application provided for in the preceding sentence, the balance will be promptly transferred to the Agent Disbursement Account. The crediting of items deposited in the Agent Deposit Account to the reduction of the Loans shall be conditioned upon final payment of the item and if any item is not so paid, the amount of any credit given for it may be charged to the Loans or to any other deposit account of Borrower, whether or not the item is returned.

      Section 2.4 THE NOTES. The absolute and unconditional obligation of Borrowers to repay to each Lender its respective Pro Rata Share of the principal of each Loan and the interest thereon shall be evidenced by a separate Revolving Credit Note, Term Loan A Note and Term Loan B Note, as and to the extent supplemented by each Term B Note Supplement, for each Lender in the amount of its respective Credit Commitment for each Loan.

                  All payments under the Notes shall be made to Agent at its Head Office, for the account of Lenders, and Agent shall allocate all payments on each Loan received from Borrowers among all Lenders in accordance with each Lender's Pro Rata Share of such Loan in accordance with Section 2.7(b).

      Section 2.5   INTEREST PAYABLE ON THE LOANS.

            (a) DETERMINATION OF INTEREST RATE. Agent shall determine the Interest Rate in effect from time to time in accordance with the terms of this Agreement. Any change in the Interest Rate shall, for all purposes of this Agreement and any of the other Loan Documents, become effective on the effective date of such change as announced by Agent in accordance with Agent's customary practices.

            (b) MONTHLY INSTALLMENTS. Except as provided in Section 2.6(b) hereof, Borrowers shall pay to Agent, for the account of Lenders in accordance with their respective Pro Rata Share of such Loan, monthly in arrears on the first Business Day of each month commencing with the month following the month in which the Closing Date falls, interest on the outstanding principal amount of the Loans at the annual rate equal to the Interest Rate applicable to each such Loan.

            (c) INTEREST ON OVERDUE PAYMENTS; DEFAULT INTEREST RATE. Upon the occurrence and during the continuance of any Event of Default, or if the Agent exercises its rights hereunder to accelerate any of the Notes pursuant to
Section 9.2(b), the outstanding principal and all accrued and unpaid interest, as well as any other Obligations due Lenders or Agent hereunder or under any Loan Document, shall bear interest at the Default Interest Rate, from the date on which such amount shall have first become due and payable to Lenders or Agent or the date on which such Event of Default shall have occurred, to the date on which such amount shall be paid to Lenders or Agent (whether before or after judgment) or such Event of Default shall have been otherwise waived or cured. Interest will continue to accrue until the Obligations in respect of the payment are discharged (whether before or after judgment).

      Section 2.6 REPAYMENTS AND PREPAYMENTS OF PRINCIPAL.

            (a) PAYMENTS ON THE TERM LOAN A. Borrowers shall pay to Agent, and Borrowers hereby authorize Agent to charge the respective accounts of Borrowers maintained with Agent, commencing on April 1, 1998 and on each Principal Payment Date thereafter, quarterly installments of principal in the amount of Six Hundred Thousand and 00/100 Dollars ($600,000.00) (or such lesser principal amount of the Term Loan A as shall then be outstanding), plus accrued interest thereon at the Interest Rate applicable to the Term Loan A; provided that in any event the last installment of principal on the Term Loan A shall be due and payable on the Termination Date (if not earlier prepaid) and shall be in an amount sufficient to pay in full the entire unpaid principal amount, plus accrued interest thereon, of the Term Loan A.

            (b) PAYMENTS ON THE TERM LOAN B. Borrowers shall pay to Agent, for the account of Lenders in accordance with their respective Pro Rata Share, on the Term Loan B, monthly in arrears on the first Business Day of each month commencing with the month following the month of the Closing Date, interest on the outstanding principal amount of the Term Loan B at the annual rate equal to the Interest Rate applicable thereto. Principal payments on the Term Loan B shall be the aggregate amount of principal payments under all Term B Note Supplements; PROVIDED, HOWEVER, that no principal payment under any Term B Note Supplement shall be required prior to October 1, 1998. Borrowers shall pay to Agent, and Borrowers hereby authorize Agent to charge the respective accounts of Borrowers maintained with Agent, quarterly installments of principal in accordance with the aggregate payments required pursuant to the terms of each Term B Note Supplement; PROVIDED that in any event the last installment of principal on the Term Loan B shall be due and payable on the Termination Date (if not earlier prepaid) and shall be in an amount sufficient to pay in full the entire unpaid principal amount, plus accrued interest thereon, of the Term Loan B.

            (c) REPAYMENTS ON THE REVOLVING CREDIT LOAN. Borrowers shall have the right to repay the principal of the Revolving Credit Loan in full or in part at any time and from time to time without any penalty or premium, unless such payment is made in connection with the prepayment of the Term Loans under conditions described in Sections 2.2(a) and 2.6(l) and the termination of the Lenders' Commitments hereunder.

            (d) REVOLVING CREDIT LOAN OVERADVANCE. If at any time the aggregate amount of the Revolving Credit Loan outstanding to Borrowers exceeds the Maximum Revolving Commitment, Borrowers shall be obligated to immediately prepay the amount that exceeds the Maximum Revolving Commitment.

            (e) PREPAYMENTS FROM EXTRAORDINARY DISPOSITIONS. Immediately upon receipt by a Borrower of Net Proceeds, resulting from an Extraordinary Disposition other than the issuance of Equity Interests, Borrowers shall prepay the Loans in an amount equal to the total Net Proceeds then subject to this subsection in accordance with subsection 2.6(k). Notwithstanding the foregoing, in the event that a Borrower (1) has an accrued tax liability with respect to such an Extraordinary Disposition or (2) reasonably expects the proceeds of such Extraordinary Disposition to be (i) reinvested within six (6) months of the receipt thereof in productive assets of a kind then used or useable in the business of Holdings and its Subsidiaries, or (ii) in the case of insurance and condemnation proceeds, utilized within six (6) months of the receipt thereof (or such longer period as the Agent may agree to, such agreement not to be unreasonably withheld if the Borrower has timely begun and is diligently pursuing the rebuilding or repair in question but reasonably expects that such rebuilding or repair will not be completed within such six (6) month period) to repair the loss or damage to or otherwise rebuild the assets in respect of which the proceeds were paid, then Borrowers shall deliver such proceeds or portion thereof to Agent to be held by Agent in a cash collateral account. Upon Borrowers' request, Agent and Lenders shall release such proceeds to Borrowers for payment of the accrued tax liability or for reinvestment, repair or rebuilding. In the event such Borrower (1) is not required to pay all or any portion of the accrued tax liability or (2) fails to reinvest such proceeds or utilize them for repair or rebuilding within six (6) months of the receipt thereof (or such longer period that may be agreed to pursuant to this subsection 2.6(e)), Borrowers authorize and direct Agent and Lenders to apply such amount as a prepayment of the Loans to be applied in accordance with subsection 2.6(k).

            (f) PREPAYMENTS FOR EXCESS CASH FLOW. Within ninety (90) days after the end of each Fiscal Year of Holdings beginning with the Fiscal Year ending December 31, 1998, Borrowers shall prepay the Loans in an amount equal to twenty-five percent (25%) of Excess Cash Flow for such prior Fiscal Year calculated on the basis of the audited financial statements for such Fiscal Year delivered to Lender pursuant to subsection 6.1(c). All such prepayments of the Term Loans from Excess Cash Flow shall be applied in accordance with subsection 2.6(k). Concurrently with the making of any such payment, Borrowers shall deliver to Agent a certificate of Holdings' chief executive officer or chief financial officer demonstrating its calculation of the amount required to be paid.

            (g) PREPAYMENT FROM EQUITY OFFERINGS. In the event that any Borrower issues Equity Interests or debt securities, no later than the third Business Day following the date of receipt of the proceeds from any sale of such Equity Interests (other than: (i) proceeds, if any, from the issuance of a Borrower's Capital Stock to members of the management of a Borrower or its Subsidiaries or officers, directors or employees of any of them; (ii) proceeds from the issuance of Equity Interests to a Borrower or any Subsidiary of a Borrower by any Person that was a Subsidiary of a Borrower immediately prior to such issuance; (iii) proceeds constituting equity contributions to any Subsidiary of a Borrower by a Borrower or any of its Subsidiaries; (v) proceeds from the issuance of Equity Interests pursuant to options, rights or warrants issued by a Borrower that are outstanding as of the date of this Agreement or that are or may be obligated to be issued under agreements that are outstanding as of the date of this Agreement; and (vi) the Loans contemplated hereby), Borrowers shall prepay the Loans in an amount equal to the lesser of
(1) the amount of such proceeds, net of underwriting discounts and commissions and other reasonable costs associated therewith or (2) the amount of the Obligations then outstanding. Prepayments made under this subsection 2.6(g) shall be applied to the Loans in accordance with subsection 2.6(k).

            (h) PREPAYMENT FROM KEY MAN INSURANCE. In the event that Holdings or any other Borrower receives proceeds from payment of the key man life insurance maintained pursuant to Section 6.3, Borrowers shall prepay the Loans in an amount equal to the lesser of such insurance proceeds or the amount of the Obligations then outstanding. Prepayments made under this subsection 2.6(h) shall be applied to the Loans in accordance with subsection 2.6(k).

            (i) PAYMENTS RELATIVE TO CLOSED OPERATIONS. In the event that operations are terminated in a theater operating under a Guaranteed Lease, (i) if Term Loan B has been fully drawn, the Agent shall have the option to require a prepayment of Term Loan B in an amount equal to the maximum liability of Borrowers with respect to such Guaranteed Lease, and (ii) if Term Loan B has not been fully drawn, the Agent shall have the option to reduce the undrawn availability on Term Loan B in an amount equal to the maximum liability of Borrowers with respect to such Guaranteed Lease; however, if the maximum liability exceeds the undrawn availability, Agent shall have the option to reduce the undrawn availability and require a prepayment of Term Loan B.

            (j) MATURITY. Subject to the terms and conditions of this Agreement, Borrowers will be entitled to reborrow all or any part of the principal of the Revolving Credit Notes repaid or prepaid prior to the Termination Date. The Credit Commitments shall terminate and all of the indebtedness evidenced by the Revolving Credit Notes, the Term Loan A Notes and the Term Loan B Notes shall, if not sooner paid, be in any event absolutely and unconditionally due and payable in full by Borrower on September 12, 2002, the date of the final maturity of such Notes.

            (k) APPLICATION OF PROCEEDS. With respect to mandatory prepayments described in paragraphs 2.6(f) through 2.6(h) above, such prepayments shall first be applied in the inverse order of maturity to the payment of the remaining installments on the Term Loan B, and at any time after the Term Loan B shall have been repaid in full, such prepayments shall be applied to the payment of the remaining installments on the Term Loan A, and thereafter such payments shall be applied in repayment of the Revolving Credit Loan.

            (l) PREPAYMENT FEES. If Borrowers voluntarily prepay the Term Loans in full prior to the second anniversary of the Closing Date, the Revolving Credit Loan shall, in accordance with Section 2.2(a) become due and payable in full, and Borrowers shall pay to Agent, for the ratable benefit of Lenders, as liquidated damages and compensation for the costs of being prepared to make funds available to Borrowers under this Agreement, and not as a penalty, an amount determined by multiplying (x) the sum of the Maximum Revolving Commitment and the outstanding balances of the Term Loans TIMES (y) one percent (1%) upon prepayment during either the first Loan Year or the second Loan Year (the "Prepayment Fee"). Borrowers shall also pay a Prepayment Fee in connection with any partial prepayment of any Term Loan; provided, however, that if such prepayment, either in full or in part, occurs as a result of any event described in paragraphs 2.6(d), 2.6(e), 2.6(f), 2.6(g) or 2.6(h) above, no such Prepayment Fee shall be required.

      Section 2.7   PAYMENTS AND COMPUTATIONS.

            (a) TIME AND PLACE OF PAYMENTS. Notwithstanding anything in this Agreement or any of the other Loan Documents to the contrary, each payment payable by Borrowers to the Agent or any Lender under this Agreement or any of the other Loan Documents other than payments pursuant to Section 2.3(e) made as a result of the application of funds in the Agent Deposit Account, shall be made directly to the Agent, at Agent's Head Office, not later than 12:00 noon Eastern Standard or Eastern Daylight Time, as applicable in Cincinnati, Ohio, on the due date of each such payment in immediately available and freely transferrable funds. The Agent will promptly cause to be distributed to each Lender in immediately available and freely transferrable funds such Lender's Pro Rata Share of each such payment received by the Agent. In order to cause timely payment to be made to Agent of all Obligations as and when due, Borrowers hereby authorize and direct Agent, at Agent's option to debit the Agent's Disbursement Account (by increasing the principal balance of the Revolving Credit Loan) when such Obligations become due.

            (b) APPLICATION OF FUNDS.   Notwithstanding  anything  herein to the
contrary, the funds received by Agent with respect to the Obligations shall be applied as follows:

                  (i) NO DEFAULT. If the Notes have not been accelerated pursuant to Section 9.2(b) and if no Default or Event of Default hereunder or under the Notes or any of the other Loan Documents shall have occurred and be continuing at the time Agent receives such funds, in the following manner: (a) first, to the payment of all fees, charges, and other sums (with exception of principal and interest) due and payable to Agent or Lenders under the Notes, this Agreement or the other Loan Documents at such time; (b) second, to the payment of all of the interest which shall be due and payable on the principal of the Notes at the time of such payment in accordance with each Lender's Pro Rata Share; (c) third, to the payment of such amount of principal of the Term Loan B Notes that is then due in accordance with each Lender's Pro Rata Share; (d) fourth, to the payment of such amount of principal of the Term Loan A Notes that is then due in accordance with each Lender's Pro Rata Share; (e) fifth, to the payment of principal of the Revolving Credit Loan Notes in accordance with each Lender's Pro Rata Share; and (f) sixth, to Borrowers.

                  (ii) DEFAULT.  If the Notes have been accelerated  pursuant to
      Section 9.2(b), or if a Default or Event of Default hereunder shall have occurred and be continuing hereunder or under the Notes or any of the other Loan Documents at the time Agent receives such funds, in the following manner: (a) first, to the payment or reimbursement of Lenders and Agent for all costs, expenses, disbursements and losses which shall have been incurred or sustained by Lenders or Agent in or incidental to the collection of the Obligations owed by Borrowers hereunder or the exercise, protection, or enforcement by Lenders and Agent of all or any of the rights, remedies, powers and privileges of Lenders and Agent under this Agreement, the Notes, or any of the other Loan Documents and in and towards the provision of adequate indemnity to the Agent and any of the Lenders against all taxes or Liens which by law shall have, or may have priority over the rights of the Agent or Lenders in and to such funds and
      (b) second,  to the payment of all of the  Obligations in accordance  with
      Section 2.7(b)(i) above.

            (c) PAYMENTS ON BUSINESS DAYS. If any sum would (but for the provisions of this paragraph (c)) become due and payable to Agent or any Lender by Borrowers under any of the Loan Documents on any day which is not a Business Day, then such sum shall become due and payable on the Business Day next succeeding the day on which such sum would otherwise have become due and payable hereunder or thereunder, and interest payable to Agent or any Lender under this Agreement or any of the other Loan Documents shall continue to accrue and shall be adjusted by the Agent accordingly.

            (d) COMPUTATION OF INTEREST. All computations of interest payable under this Agreement, the Notes, or any of the other Loan Documents shall be computed by Agent on the basis of the actual principal amount outstanding on each day during the payment period and shall be calculated on the basis of the actual number of days elapsed during such period for which interest is being charged, predicated on a year consisting of three hundred and sixty (360) days. The daily interest charge shall be one three-hundred-sixtieth (1/360th) of the annual interest amount. Each determination of any interest rate by Agent pursuant to this Agreement, any Note, or any of the other Loan Documents shall be conclusive and binding on Borrowers in the absence of manifest error. Absent manifest error, a certificate or statement signed by an authorized officer of Agent shall be conclusive evidence of the amount of the Obligations due and unpaid as of the date of such certificate or statement.

      Section 2.8 PAYMENTS TO BE FREE OF DEDUCTIONS. Each payment payable by Borrowers to Agent or any Lender under this Agreement, any Note, or any of the other Loan Documents shall be made in accordance with Section 2.7 hereof, without set-off or counterclaim and free and clear of and without any deduction of any kind for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any political subdivision or any taxing or other authority therein, unless Borrowers are compelled by law to make any such deduction or withholding. In the event that any such obligation to deduct or withhold is imposed upon Borrowers with respect to any such payment payable by Borrowers to Agent or any Lender, (a) Borrowers shall be permitted to make the deduction or withholding required by law in respect of the said payment, and (b) there shall become and be absolutely due and payable by Borrowers to Agent or such Lender on the date on which the said payment shall become due and payable and Borrowers hereby promise to pay to Agent or such Lender on such date, such additional amount as shall be necessary to enable Agent or such Lender to receive the same net amount which Agent or such Lender would have received on such due date had no such obligation been imposed by law. Anything in this
Section 2.8 to the contrary  notwithstanding,  the foregoing  provisions of this
Section 2.8 shall not apply in the case of any deductions or withholdings made in respect of taxes charged upon or by reference to the overall net income, profits or gains of Agent or any Lender. Borrowers shall have no obligation to make any payment pursuant to this Section 2.8 with respect to any Lender who is not a party hereto on the Closing Date unless (i) no such payments would be payable to any such Lender on the date it becomes a party hereto and no such payments could be reasonably expected to be payable to such Lender and (ii) if such Lender is organized under the laws of a foreign jurisdiction, such jurisdiction is exempt from United States withholding tax and such Lender has provided Borrowers with an Internal Revenue Form 4224 or Form 1001 or other certificate of document required under United States law to establish entitlement to such exemption.

      Section 2.9   USE OF PROCEEDS.

            (a) PERMITTED USES OF LOAN PROCEEDS. Each Borrower represents, warrants and covenants to Agent and each Lender that all proceeds of the Loans shall be used by Borrowers solely for the purpose of refinancing existing debt, financing working capital, providing acquisition financing and for general corporate purposes.

            (b) PROHIBITED USES. Each Borrower represents, warrants and covenants to Agent and each Lender that no part of the proceeds of the Loans will be used (directly or indirectly) so as to result in a violation under Regulations G, T, U or X of the Board of Governors of the Federal Reserve System or for any other purpose violative of any rule or regulation of such Board.

      Section 2.10 ADDITIONAL COSTS, ETC. If any Lender shall reasonably determine that any future applicable law, rule or regulation, or any change in any present law or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital, as a consequence of its obligations hereunder, to a level below that which such Lender could have achieved but for such adoption, change or compliance by any amount deemed by such Lender to be material and is not otherwise reflected in the interest and other charges payable by Borrowers hereunder, then Borrowers shall pay to such Lender upon demand such amount or amounts, in addition to the amounts payable under the other provisions of this Agreement, or the Notes, as will compensate such Lender for such reduction. Determinations by any Lender of the additional amount or amounts required to compensate such Lender in respect of the foregoing shall be conclusive in the absence of manifest error. In determining such amount or amounts, Lender may use any reasonable averaging and attribution methods.

      Section 2.11 AGENT AND LENDER STATEMENTS. A statement signed by an officer of any Lender (as the case may be) setting forth any additional amount required to be paid by Borrowers to Agent or such Lender under Sections 2.8 and
2.10 hereof, and the computations made by Agent or such Lender to determine such additional amount or amounts, shall be submitted by Agent or such Lender to Borrowers in connection with each demand made at any time by Agent (and copies thereof delivered to each other Lender) or such Lender under either of such Sections. A claim by Agent or any Lender for all or any part of any additional amounts required to be paid by Borrowers under Sections 2.8 and 2.10 hereof may be made before or after any payment to which such claim relates. Each such statement shall, in the absence of manifest error, constitute conclusive evidence of the additional amount required to be paid to Agent or such Lender, provided it sets out in reasonable detail the reasons for such notice and the averaging and attribution methods used by Agent or such Lender to determine the amounts set forth in such notice.

      Section 2.12  LETTERS OF CREDIT.

            (a) OBLIGATION TO ISSUE LETTERS OF CREDIT. Subject to the terms and conditions of this Agreement, prior to the maturity of the Loans (whether by acceleration or otherwise) and so long as no Default has occurred and is continuing, Issuing Bank agrees to issue, in accordance with Issuing Bank's usual and customary business practices, one or more Letters of Credit at the request of Borrower, provided that Issuing Bank shall not issue any Letter of Credit if: (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain Issuing Bank from issuing such Letter of Credit or any rule, regulation or law applicable to Issuing Bank or any request or directive from any governmental authority with jurisdiction over Issuing Bank shall prohibit or request that Issuing Bank refrain from the issuance of letters of credit generally or such Letters of Credit in particular or shall impose upon Issuing Bank with respect to such Letters of Credit any restriction or reserve or capital requirement (for which Issuing Bank is not otherwise compensated) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to Issuing Bank as of the date hereof in which Issuing Bank in good faith deems material to it; or (ii) any of the conditions precedent for the issuance of such Letter of Credit or other terms and provisions of this Loan or any subsequent loans hereof are not satisfied.

            (b) EXPIRATION DATE OF LETTERS OF CREDIT. The expiration date of any Letter of Credit shall not be later than the earlier of thirty (30) days after the date of the issuance thereof or the Termination Date.

            (c) LETTERS OF CREDIT DEEMED TO BE LOANS. All Letters of Credit issued by Issuing Bank shall be issued in connection with this Agreement and Borrower's obligation to pay any amount drawn under any Letter of Credit shall constitute an Obligation hereunder and shall be bound by and shall benefit from all the terms, provisions and conditions hereunder, including without limitation, Issuing Bank's rights to recover costs and expenses relating thereto as provided in this Agreement and Issuing Bank's remedies upon the occurrence of an Event of Default. Each Letter of Credit issued hereunder shall reduce the amount of Loan proceeds available for disbursement under the Term Loan B in an amount equal to the face amount of each such Letter of Credit. No interest shall accrue on the amount of undisbursed Loan proceeds representing the aggregate amount of the Letters of Credit until such time as such Letters of Credit are drawn upon.

            (d) PROCEDURE FOR ISSUANCE OF LETTERS OF CREDIT. Borrower shall give Issuing Bank two (2) business days' prior written notice, or telephonic or electronically transmitted notice confirmed promptly thereafter in writing, of any requested issuance of a Letter of Credit under this

Agreement. Such notice shall specify the stated amount of the Letter of Credit requested, the effective date (which day shall be a business day) of issuance of such requested Letter of Credit, the date on which such requested Letter of Credit is to expire (which date shall be a business day and shall in no event be later than the third anniversary of the Closing Date), the proposed beneficiaries of such Letter of Credit, the conditions for draws under such Letter of Credit, and any other information relevant thereto as Issuing Bank may request. Unless there is a Default or Event of Default hereunder, or unless the amount of the Letter of Credit exceeds the limitations set forth by Section 2.12(f) hereof, then, subject to the terms and conditions of this Agreement, Issuing Bank shall issue, on the requested date, a Letter of Credit for the account of Borrower in accordance with Issuing Bank's usual and customary business practices.

            (e) REIMBURSEMENT OBLIGATIONS. Borrower agrees that all Reimbursement Obligations owing to Issuing Bank under or with respect to each such Letter of Credit issued by Issuing Bank shall be deemed to be a request for a draw or advance hereunder and shall be deemed to have been disbursed to Borrower as a Loan under Term Loan B. Borrower hereby promises to pay to Agent any and all Reimbursement Obligations hereunder. Interest shall begin to accrue on the Reimbursement Obligations on the day such Reimbursement Obligations are incurred by Borrower as a result of disbursement under the Letter of Credit.

            (f) AMOUNT OF LETTERS OF CREDIT. At no time shall the aggregate amount of all of the issued and outstanding Letters of Credit exceed the amount of Term Loan B.

            (g) FEES. A fee in the amount of Four and One-Quarter Percent (4.25%) per annum (computed on the basis of a 360-day year for the days elapsed) of the daily average undrawn face amount of each of the Letters of Credit shall be payable by Borrower ("Letter of Credit Fee") together with a fronting fee in an amount equal to One-Quarter Percent (1/4%) of the face amount of each of the Letters of Credit. The Letter of Credit fee shall be paid in arrears on the last day of each month and on the Termination Date or if such day is not a Business Day on the next succeeding Business Day commencing on the first such date following the issuance of any Letter of Credit.

            (h) LETTER OF CREDIT PARTICIPATIONS. By issuance of a Letter of Credit and without any further action on the part of Issuing Bank or Lenders in respect thereof, Issuing Bank hereby grants to each Lender, and each Lender hereby agrees to acquire from Issuing Bank, a participation in such Letter of Credit equal to such Lender's Pro Rata Share of the face amount of such Letter of Credit, effective upon the issuance of such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to Agent on behalf of Issuing Bank, such Lender's Pro Rata Share of any Reimbursement Obligation. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this Section 2.12(h) in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including without limitation the occurrence and continuance of a default or an event of default hereunder, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

      Section 2.13  ALLOCATION OF LIABILITY.

            (a) Notwithstanding anything herein to the contrary, each Borrower's liability (other than Holdings') under the Notes shall be limited to the Maximum Credit Liability for each Borrower as determined at the earlier of the date of commencement of a case under Title 11 of the United States Code (or any successor provision) in which such Borrower is a debtor or the date enforcement is sought hereunder or under the Notes; PROVIDED, HOWEVER, that each Borrower shall be jointly and severally liable for all advances, charges, costs and expenses, including reasonable attorneys' fees incurred or paid by Agent or any Bank in exercising any right, power or remedy conferred by this Agreement or any enforcement thereof, including without limitation those additional costs, claims and damages set forth in Section 11.5.

            (b) Each Borrower agrees that in the event of (i) the dissolution or insolvency of any Borrower, (ii) the inability of any Borrower to pay its debts as they become due, (iii) an assignment by any Borrower for the benefit of its creditors, or (iv) the institution of any bankruptcy or other proceeding by or against any Borrower alleging that such Borrower is insolvent or unable to pay its debts as they become due, and whether or not such event shall occur at a time when the Obligations are not then due and payable, the other Borrowers shall pay the Obligations promptly upon demand as if the Obligations were then due and payable. Each Borrower agrees that upon the filing by or against any other Borrower of any proceeding under any present or future provision of the United States Bankruptcy Code, or any other similar federal or state statute, other Borrowers shall have no right to contribution, indemnification, or any recourse whatsoever against the bankrupt Borrower for any liability incurred by the other Borrowers under the terms of the Loan Documents. Each Borrower agrees that this provision shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, of principal, interest or any other amount with respect to the Obligations is rescinded or must otherwise be restored by Agent or the Banks upon the bankruptcy or reorganization of any Borrower, any other Person or otherwise.

            Each Borrower further agrees that, to the extent that any Borrower makes a payment to Agent, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise required to be repaid to another Borrower, its estate, trustee, receiver or any other party, including without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.


                                   ARTICLE 3.

                               SECURITY AGREEMENT

      Section 3.1 SECURITY INTEREST. To secure the prompt repayment of the Notes and the Obligations, Borrowers hereby grant, and hereby pledge and collaterally assign, to Agent, on behalf of the Lenders, a lien and security interest in and to all of each Borrower's personal property and fixtures, wherever located, whether now or hereafter owned, existing or acquired or hereafter arising, including, without limitation, the Collateral of each Borrower; further, each Borrower has executed and delivered to Agent, on behalf of the Lenders, certificates of title and the like as necessary from time to time to secure the Obligations hereunder; and shall deliver to Agent, on behalf of the Lenders, to the extent required herein or upon Agent's request in accordance with the terms of this Agreement, all instruments, documents and chattel paper in which Borrowers from time to time have an interest and such other documents as Agent may request to perfect a security interest in the Collateral.

      Section 3.2 MORTGAGES AND LIENS ON REAL PROPERTY. To secure further such liabilities and obligations, each Borrower has granted or will grant to Agent, on behalf of the Lenders, a first lien, subject to the Permitted First Liens, upon all real property owned by such Borrower and a first lien, subject to the Permitted First Liens, on all leasehold interests (with the exception of the month-to-month leasehold estate held by CCC Chester Twin Cinema Corporation in Morris County, New Jersey and a leasehold estate in the Manasquan Cinema located in Monmouth County, New Jersey) of such Borrower, each of which are identified on Schedule 3.1, and each such Borrower has executed or shall execute and deliver to Agent, on behalf of the Lenders, the Mortgages and Leasehold Mortgages and valid assignments of all other property rights (including, without limitation, rights to receive rents and rights with respect to operating agreements, options, judgments and claims) which now exist or which may exist or arise hereafter from time to time including without limitation, the Assignments of Option and Operating Agreements and any consents relating thereto reasonably required by Agent.

            Borrowers represent that the Manasquan Cinema is currently being leased by CCC Manasquan Cinema Corporation from Algonquin Arts Partnership pursuant to a certain Lease dated October 5, 1995 (the "Original Manasquan Lease"), and that a lease for an additional five (5) year term commencing on the expiration date of the Original Manasquan Lease has been executed by such parties ("Additional Manasquan Lease" and together with the Original Manasquan Lease, the "Manasquan Lease"). Holdings represents to Lenders and Agent that its current intention is to abandon the premises. If at any time Holdings determines not to cancel the Additional Manasquan Lease, Holdings agrees to notify Agent and CCC Manasquan Cinema Corporation shall promptly execute a Leasehold Mortgage in favor of Agent relating to the leasehold estate created by the Manasquan Lease. Further, if Holdings does not provide satisfactory evidence to Agent of the termination of the Manasquan Lease prior to the commencement date of the Additional Manasquan Lease, CCC Manasquan Cinema Corporation shall promptly execute a Leasehold Mortgage in favor of Agent relating to the leasehold estate created by the Additional Manasquan Lease. Borrowers covenant and agree that in connection with such Leasehold Mortgage, they shall provide evidence of title and such other documentation as Agent may require and Borrowers shall use their best efforts to obtain a landlord consent and a subordination, attornment and nondisturbance agreement from any fee simple mortgagee prior to such commencement date.

      Section 3.3 PLEDGE OF STOCK. As additional collateral for the Loans to be made hereunder, Holdings shall execute and deliver to Agent, for the ratable benefit of the Lenders, a Pledge

Agreement with respect to all Capital Stock of all Subsidiaries now owned or hereafter acquired by Holdings.

      Section 3.4 FINANCING STATEMENTS; ADDITIONAL DOCUMENTS. Borrowers shall take all necessary action or as requested by Agent or any Lender to continue as perfected the first lien (subject only to the Permitted First Liens) and security interest in the Collateral of Lenders and Agent, except for such Collateral in which a first lien can be perfected only by possession and such possession is not required by Agent at such time. Such filings shall be in form and substance required by Agent, and Borrowers shall pay all costs of recording and filing the financing statements (and any continuation or termination statements with respect thereto), the Mortgages, Leasehold Mortgages, the Assignment of Patents, the Assignment of Trademarks, and any other documents, titles, statements, assignments or the like reasonably required to create, maintain, preserve or perfect the liens or security interests granted under the Loan Documents, together with costs and expenses of any lien or UCC searches required by Agent in connection with the making of the Loans. At Agent's request, Borrowers shall execute and deliver to Agent, on behalf of the Lenders, at any time and from time to time hereafter, all supplemental documentation that Agent may reasonably request to perfect, maintain, preserve or continue the security interest and liens granted Lenders and Agent hereby and under any of the other Loan Documents, in form and substance acceptable to Agent, and pay the costs of preparing and recording or filing of the same. Borrowers agree that a carbon, photographic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Except as otherwise provided in this Agreement, Borrowers, immediately on acquiring Real Estate, Inventory, or Accounts or Proceeds thereof for which separate perfection is necessary or reasonably considered desirable by Agent, shall deliver to Agent, on behalf of the Lenders, any and all evidence of ownership of any such property and shall take all such action as may be reasonably necessary to perfect Agent's security interest in such Property, including without limitation, the execution and recording or filing of additional Mortgages, Leasehold Mortgages and UCC financing statements. Each Lender (by any of its officers, employees or agents, but only upon authorization of an officer of such Lender) shall have the right, at any time or times during Borrowers' usual business hours, to inspect the Collateral, all records related thereto (and to make extracts from such records) and the premises upon which any of the Collateral is located, to discuss Borrowers' affairs and finances with any accountant, account debtor or creditor of any Borrower and to verify the amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral. Borrowers shall perform all reasonable acts and execute or cause to be executed all documents, including, without limitation, the Assignments of Option and Operating Agreements, and the Assignment of Patents and the Assignment of Trademarks for filing with the United States Patent and Trademark Office, state offices and corresponding foreign registries as Agent reasonably deems necessary or desirable, to establish, perfect, record and maintain the security interest in the Intellectual Property and the goodwill symbolized thereby (whether now existing or hereafter acquired).

      Section 3.5 ACCOUNTS; CHATTEL PAPER; LEASE AGREEMENTS. After the occurrence of an Event of Default and during the continuance thereof, Agent shall have the right at any time to notify any Person obligated to make payments to a Borrower with respect to Accounts, Chattel Paper and lease agreements to make such payments directly to Agent, on behalf of the Lenders, or directly into the deposit accounts subject to a Blocked Account Agreement.

      Section 3.6 RELEASE OF COLLATERAL. Upon Borrowers' full performance of their Obligations in respect of the Loans, including, without limitation, payment in full of the Notes, and termination of Borrowers' right to borrow under this Agreement, Agent and Lenders shall release their interest in all Collateral. Upon any sale of Collateral permitted pursuant to Section 8.6, Agent shall release its interest in the portion of the Collateral being sold, without prejudice to the continuation of its lien on any other Collateral.


                                   ARTICLE 4.

                      CONDITIONS PRECEDENT TO DISBURSEMENTS

      Section 4.1 CONDITIONS PRECEDENT TO INITIAL CLOSING. On or prior to the Closing Date, each of the following conditions precedent shall have been satisfied:

            (a) CERTIFIED COPIES OF CHARTER DOCUMENTS AND BYLAWS. Agent and each Lender shall have received from each Borrower (i) a copy, certified by the Secretary or an Assistant Secretary of such Borrower to be true and complete on and as of the Closing Date, of the charter or other organization documents and by-laws of such Borrower as in effect on the Closing Date (together with all, if any, amendments thereto); and (ii) the charter or other organization documents of each Borrower certified by the applicable Secretary of State.

            (b) PROOF OF CORPORATE AUTHORITY. Agent and each Lender shall have received from each Borrower copies, certified by the Secretary or an Assistant Secretary of such Borrower to be true and complete on and as of the Closing Date, of records of all action taken by such Borrower to authorize (i) the execution and delivery of this Agreement and the other Loan Documents and to which it is or is to become a party as contemplated or required by this Agreement; (ii) its performance of all of its obligations under each of such documents; and (iii) the making by such Borrower of the borrowings contemplated hereby. Agent shall have received from the Delaware Secretary of State a Certificate of Good Standing of recent date certifying the existence and good standing of each Borrower under the laws of the State of Delaware and its good standing in each state where each Borrower is required to qualify to conduct business.

            (c) INCUMBENCY CERTIFICATE. Agent and each Lender shall have received from each Borrower an incumbency certificate, dated as of the Closing Date, signed by the Secretary or an Assistant Secretary of each Borrower and giving the name and bearing a specimen signature of each individual who shall be authorized (i) to sign, in the name and on behalf of such Borrower, each of the Loan Documents to which such Borrower is or is to become a party on the Closing Date; and (ii) to give notices and to take other action on behalf of such Borrower under the Loan Documents.

            (d) OFFICERS' CERTIFICATES. Agent and each Lender shall have received from each Borrower a certificate dated as of the Closing Date, signed by a duly authorized officer of such Borrower and certifying that each of the representations and warranties made by and on behalf of such Borrower to Agent and each Lender in this Agreement and in the other Loan Documents was true and correct when made, and is true and correct on and as of the Closing Date.

            (e) LOAN  DOCUMENTS,  ETC. (i) Each of the Loan Documents shall have been duly and properly authorized, executed and delivered by each Borrower and shall be in full force and effect on and as of the Closing Date; (ii) executed originals of each of the Notes shall have been delivered to each Lender in accordance with their respective Credit Commitments, and (iii) executed originals or (as the case may be) executed counterparts of each of the other Loan Documents shall have been delivered to Agent and/or each Lender. In addition, Borrowers will deliver to Agent the additional documents identified on
Schedule 4.1(e) hereto.

            (f) ACTIONS TO PERFECT LIENS.  Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including without limitation, the filing of duly executed financing statements on Form UCC-1, necessary or, in the opinion of Agent, desirable to perfect the Liens created by the Security Documents shall have been completed.

            (g) INSURANCE. Agent shall have received copies of certificates of insurance executed by each insurer or its authorized agent evidencing the insurance required to be maintained by each Borrower pursuant to Section 6.2(b), and a certificate of a nationally recognized insurance broker reasonably satisfactory to Agent certifying that insurance complying with such Section has been obtained and is in full force and effect.

            (h) MORTGAGE AND TITLE INSURANCE. The following documents each of which shall be executed (and, where appropriate, acknowledged) by Persons satisfactory to the Agent:

                  (i) each of the Mortgages and Leasehold Mortgages, in each case duly executed and delivered by Borrower (and where appropriate by the trustee thereunder) in recordable form, together with such Uniform Commercial Code financing statements as may be needed in order to perfect the security interests granted by each of the Mortgages and Leasehold Mortgages in any fixtures and other property therein described which may be subject to the Uniform Commercial Code, in each case appropriately completed and duly executed and in proper form for filing in all offices in which required;

                  (ii) with respect to the Real Estate covered by the Mortgages, title evidence satisfactory to each Lender that the respective Borrower has a good, marketable fee simple estate in the Real Estate.

                  (iii) with respect to the Real Estate covered by the Leasehold Mortgages, title evidence satisfactory to each Lender that each respective Borrower has a good, marketable leasehold estate in the Real Estate subject only to the Permitted First Liens.

                  (iv) with respect to the Real Estate covered by the Mortgages, if requested by Agent, an as-built survey of recent date prepared by a registered land surveyor or engineer, duly licensed in the state where the Real Estate is located certified to a Title Company in full ALTA form.

                  (v) an Environmental Indemnity Agreement duly executed and delivered by each of the Borrowers.

                  (vi) with respect to the Leasehold Mortgages,  and as required
      by  Agent,   consents  of  the  respective  landlords  consenting  to  the mortgaging of the respective Borrower's leasehold estate.

                  (vii) with respect to the Leasehold Mortgages, and as required by Agent, non-disturbance and attornment agreements executed by each of the respective landlords and their respective mortgage holders, each in form and substance satisfactory to Agent.

            Borrowers shall have paid to the Agent an amount equal to all title search and exam fees, mortgage and mortgage recording taxes, intangibles taxes, stamp taxes and other taxes payable in connection with the execution and delivery of the Mortgages and Leasehold Mortgages and the obligations secured thereby and the recording of the Mortgages and Leasehold Mortgages in the appropriate land offices ("Real Estate Fees").

            (i) LEGALITY OF TRANSACTIONS. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful (i) for Agent or any Lender to perform any of its agreements or obligations under any of the Loan Documents to which it is a party on the Original Closing Date or the Closing Date; or (ii) for Borrower to perform any of its agreements or obligations under any of the Loan Documents to which it is a party on the Original Closing Date or the Closing Date.

            (j) PERFORMANCE, ETC. Each Borrower shall have duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in each of the Loan Documents to which each Borrower is a party or by which such Borrower is bound on the Original Closing Date or the Closing Date. No event shall have occurred on or prior to the Closing Date, and no condition shall exist on the Closing Date, which constitutes a Default or an Event of Default.

            (k) PROCEEDINGS AND DOCUMENTS. All corporate, governmental and other proceedings and consents in connection with the transactions contemplated by this Agreement, each of the other Loan Documents and all instruments and documents incidental thereto shall be in form and substance satisfactory to Agent and Lenders, and Agent and each Lender shall have received all such counterpart originals or certified or other copies of all such instruments and documents as Agent and each Lender shall have requested.

            (l) COMPLIANCE WITH LAWS. The borrowings made under this Agreement are and shall be in compliance with the requirements of all applicable laws, regulations, rules and orders, including without limitation, the Environmental Laws and the requirements imposed by the Board of Governors of the Federal Reserve System under Regulations U, G and X, and by the SEC.

            (m) LEGAL OPINION. Agent and Lenders shall have received a written legal opinion or opinions, addressed to Agent and each Lender and dated as of the Closing Date, from legal counsel for each Borrower, which shall be substantially in the form of attached Exhibit M hereto and which legal opinions shall otherwise be acceptable to Agent and each Lender.

            (n) LEGAL FEES. Borrowers shall have reimbursed Agent for all fees and disbursements of legal counsel to Agent (in its capacity as Agent and a Lender) which shall have been incurred by Agent through the Closing Date in connection with the preparation, negotiation, review, execution and delivery of the Loan Documents and the handling of any other matters incidental thereto.

            (o) PAYMENT OF CLOSING FEE. Borrowers shall have paid to Agent the closing fee separately agreed to between Provident and Borrowers.

            (p) POST-CLOSING AVAILABILITY. After giving effect to the consummation of the transactions contemplated hereby, the sum of (i) Borrowers' cash on hand, and (ii) unborrowed amounts of the Revolving Credit Loan, shall be at least Five Hundred Thousand Dollars ($500,000.00) and Holdings shall have delivered to Agent a certificate as of the Closing Date demonstrating such excess availability.

            (q) UA ACQUISITION. On the Closing Date, Borrowers shall have closed, or be prepared to close the UA Acquisition on terms and conditions reasonably satisfactory to Agent and Agent and each Lender shall have received satisfactory evidence such acquisition.

            (r) KEY MAN LIFE INSURANCE. Holdings shall have secured and assigned to Agent the key man life insurance policy required to be maintained pursuant to
Section 6.3 hereof.

            (s) LIEN SEARCHES. Agent shall have received the results of a recent search by a Person satisfactory to Agent, of the UCC, judgment and tax lien filings which may have been filed with respect to personal property of Borrowers or any of their Subsidiaries in the jurisdictions set forth on Schedule 5.21, and the results of such search shall be satisfactory to Agent.

            (t) ENVIRONMENTAL ASSESSMENT. Agent and Lenders shall have received an environmental survey and assessment by a firm of licensed engineers in form and substance satisfactory to each, and the conditions disclosed in such survey and assessment shall be satisfactory to Agent and Lenders.

            (u) CHANGES; NONE ADVERSE. From the date of the Current Financial Statements referred to in Section 5.5 of this Agreement to the Closing Date, no changes shall have occurred in the assets, liabilities, financial condition, business, operations or prospects of Borrowers which, individually or in the aggregate, are materially adverse to Borrowers.

            (v) FINANCIAL STATEMENTS. Each Lender shall have received the financial statements referred to in Section 5.5, certified by an officer of Holdings and each Lender shall have been satisfied that such financial statements accurately reflect the financial status and condition of Borrowers in all material respects.

            (w) SUBORDINATION   AGREEMENT.   Agent  shall   have   received  the
Subordination Agreement, executed by Holdings and CMNY.

      Section 4.2 CONDITIONS PRECEDENT TO SUBSEQUENT LOANS. The obligation of the Lenders to make any Revolving Credit Loan or any disbursement of Term Loan B shall be subject to the satisfaction, prior thereto or concurrently therewith, of each of the following conditions precedent (PROVIDED HOWEVER, that any disbursement of Term Loan B is further subject to the conditions precedent in
Section 4.3 hereto):

            (a) LEGALITY OF TRANSACTIONS. It shall not be unlawful (i) for any Lender or the Agent to perform any of its agreements or obligations under any of the Loan Documents to which such Person is a party on the Draw Date of such Loan or (ii) for any Borrower to perform any of its material agreements or obligations under any of the Loan Documents.

            (b) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by or on behalf of Borrowers to the Lenders or the Agent in this Agreement or any other Loan Document (a) shall be true and correct in all material respects when made and (b) shall, for all purposes of this Agreement, be deemed to be repeated on and as of the date of Borrowers' request for such Loan, as the case may be, and shall be true and correct in all material respects as of each of such dates (unless specifically stated to relate only to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date), except, as affected by the transactions contemplated by the Loan Documents.

            (c) NO DEFAULT. No event shall have occurred on or prior to such date and be continuing on such date, and no condition shall exist on such date which constitutes a Default or Event of Default.

            (d) MAXIMUM CREDIT. The making of such Revolving Credit Loan shall not result in the sum of all outstanding Revolving Credit Loans exceeding the Maximum Revolving Credit Commitment.

            (e) ADDITIONAL  REQUIREMENTS.    Compliance  with  the  Post-Closing
Requirements from the Original Credit Agreement set forth on Schedule 4.2(e) hereto.

      Section 4.3 CONDITIONS PRECEDENT TO SUBSEQUENT LENDING UNDER THE TERM B LOAN. Advances under the Term Loan B shall be subject to the discretion of Agent, are subject to the conditions precedent in Sections 4.2 hereof, and the proceeds thereof shall be used solely for such purposes as Agent may from time to time approve and are further subject to the satisfaction, prior thereto or concurrently therewith, of each of the following conditions precedent:

            (a) Disbursements under the Term B Loan shall be made only in connection with a Permitted Acquisition.

            (b) Disbursements under the Term B Loan shall be made prior to October 1, 2000.

            (c) Agent and each Lender shall have received certified copies of the purchase agreement and all underlying and related documents with respect to such Permitted Acquisition;

            (d) Agent and each Lender shall have received updates of such corporate documents more fully described in Sections 4.1(a) through 4.1(d) as Agent in its sole discretion may require.

            (e) immediately prior to, and after giving effect to the pro forma effect of such acquisition, no Default or an Event of Default has occurred or will occur;

            (f) Upon completion of such Permitted Acquisition, on a pro forma basis, acceptable to Agent, and adjusted, among others, for all non-recurring items, Borrower will be in compliance with the terms of this Credit Agreement, including, but not limited to, the provisions in Article 7, and Sections 6.17, 8.1, 8.7.

            (g) Prior to, and after giving consideration to the acquisition on a pro forma basis, Borrowers are and shall be in compliance with all loan covenants;

            (h) The ratio of Consolidated Senior Indebtedness for Borrowed Money outstanding after such proposed funding to Consolidated EBITDA, determined on a proforma basis taking into account such transaction using historical proforma adjustments acceptable to Agent, shall not exceed 3.7 to 1.

            (i) Each Borrower has executed and delivered to Agent a Term B Note Supplement and such Loan Documents as Agent requires pursuant to the Permitted Acquisition.

            (j) Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including without limitation, the recording of any Leasehold Mortgages, or any Mortgages, and the filing of duly executed financing statements on Form UCC-1, necessary or, in the opinion of Agent, desirable to perfect the Liens created by the Security Documents shall have been completed.

            (k) Agent shall have received such updated information required by this Credit Agreement, including but not limited to the searches provided by
Section  4.1(s),  proof  of  insurance  and  revised  Schedules  to  the  Credit
Agreement.

            (l) REAL PROPERTY. Where required by Agent, Agent and Lenders shall have received any or all of the following, and such documents as Agent deems necessary relative to the Permitted Acquisition, substantially in the form required under, and as more fully described in Section 4.1, hereto:

                  (i)   Environmental Assessment;

                  (ii)  Mortgages, Leasehold Mortgages and Title Evidence;

                  (iii) Environmental   Indemnity   Agreement  or  an  amendment
                        thereto;

                  (iv)  Consents of the respective  landlords  consenting to the
                        mortgaging  of  the  respective   Borrower's   leasehold
                        estate;

                  (v) Non-disturbance and attornment agreements.

            (m) NEW  SUBSIDIARY  Any new   Subsidiary  created,  capitalized  or
acquired  relative to a Permitted  Acquisition  are subject to the provisions of
Section 8.1 hereof.

            (n) ADDITIONAL CONDITIONS PRECEDENT. In the Agent's sole discretion, Borrower will provide to Agent and Lenders further documentation including, but not limited to conditions precedent set forth in Sections 4.1 and 4.2.

            (o) Borrowers shall pay all of Agent's costs and expenses incurred, including, but not limited to, all legal fees, filing fees for UCC financing statements, search fees and Real Estate Fees (as defined in Section 4.1(h) hereof).


                                   ARTICLE 5.

                     GENERAL REPRESENTATIONS AND WARRANTIES

      Each Borrower represents and warrants to Agent and each Lender as follows:

      Section 5.1   EXISTENCE, ETC.

            (a) Each Borrower (i) is duly organized, validly existing and in good standing under the laws of the State of its incorporation; and (ii) has full corporate power and authority and full legal right to own or to hold under lease its Property and to carry on its business. Each Borrower is qualified and licensed in each jurisdiction wherein the character of the Property owned or held under lease by it, or the nature of its business makes such qualification necessary or advisable. Each Borrower is currently qualified in good standing as a foreign corporation in each jurisdiction set forth on
Schedule 5.1(a).

            (b) The authorized Capital Stock of each Borrower and each of their respective Subsidiaries is as set forth on Schedule 5.1(b). All issued and outstanding shares of Capital Stock of each Borrower and each of their respective Subsidiaries are duly authorized and validly issued, fully paid and nonassessable and such shares were issued in compliance with all applicable state and federal laws concerning the issuance of securities. Except as set forth on Schedule 5.1(b) and except for the Lien of the Pledge Agreements, there are no outstanding options, rights or warrants issued by any Borrower for the acquisition of shares of the Capital Stock of such Borrower, nor any outstanding securities or obligations convertible into such shares, nor any agreements by such Borrower to issue or sell such shares. Except as set forth on Schedule 5.1(b) there are no options, sale agreements, pledges (other than the Pledge Agreements in favor of the Agent), proxies, voting trusts, powers of attorney or any other agreements or instruments binding upon any of Borrowers' shareholders with respect to beneficial or record ownership of or voting rights with respect to shares of the Capital Stock of any Borrower.

            (c) No Borrower has any Subsidiaries except as set forth on Schedule 5.1(c). All the Capital Stock of each Subsidiary are free and clear of all Liens other than those in favor of Agent.

            (d) Except for stock of Subsidiaries, no Borrower owns or holds of record (whether directly or indirectly) any shares of any class in the capital of any corporation, nor does any Borrower own or hold (whether directly or indirectly) any legal and/or beneficial equity interest in any partnership, business trust or joint venture or in any other unincorporated trade or business enterprise.

      Section 5.2   AUTHORITY, ETC.

            (a) Each Borrower has adequate power and authority and has full legal right to enter into this Agreement and each of the other Loan Documents, and to perform, observe and comply with all of its agreements and obligations under each of such documents, including, without limitation the borrowings contemplated hereby.

            (b) The  execution  and  delivery  by  Borrower  of each of the Loan
Documents, the performance by Borrowers of all of their agreements and obligations under such documents, and the making by Borrowers of the borrowings contemplated by this Agreement, have been duly authorized by all necessary corporate action on the part of each Borrower and do not and will not (i) contravene any provision of such Borrower's charter documents or by-laws (each as in effect from time to time); (ii) conflict with, or result in a material breach of the terms, conditions or provisions of, or constitute a default under, under any agreement, trust deed, indenture, mortgage or other material instrument to which such Borrower is a party or by which such Borrower or any other Property of such Borrower is bound or affected; (iii) violate or contravene any provision of any law, rule or regulation

(including, without limitation, Regulations G, T, U or X of the Board of Governors of the Federal Reserve System) or any order, ruling or interpretation thereunder or any decree, order or judgment of any court or governmental or regulatory authority, bureau, agency or official (all as from time to time in effect and applicable to such Borrower) in any manner that, individually or in the aggregate (i) would have an adverse effect on the ability of a Borrower to perform its obligations under any Loan Document to which it is a party or (ii) would have a Material Adverse Effect; (iv) require any waivers, consents or approvals by any of the creditors or trustees for creditors of any Borrower or any other Person; or (v) result in the certain or imposition of any Lien on any of the property of any Borrower, except for Liens arising under the Loan Documents.

            (c) Other than filings required to perfect the security interests granted hereunder, no approval, consent, order, authorization or license by, or giving notice to, or taking any other action with respect to, any governmental or regulatory authority or agency is required, under any provision of any applicable law:

                  (i) for the execution and delivery by Borrowers of this Agreement, each Note, and the other Loan Documents, for the performance by Borrowers of any of the agreements and obligations thereunder or for the making by Borrowers of the borrowing contemplated by this Agreement or for the conduct by Borrowers of their business; or

                  (ii) to ensure the continuing legality, validity, binding effect, enforceability or admissibility in evidence of this Agreement, the Notes and the other Loan Documents.

      Section 5.3 BINDING EFFECT OF DOCUMENTS, ETC. Each of the Loan Documents which Borrowers have or is to have executed and delivered as contemplated and required to be executed and delivered as of the Original Closing Date or the Closing Date by this Agreement has been so executed and delivered by Borrowers, and each such Loan Document is or will be in full force and effect. The agreements and obligations of Borrowers contained in each such Loan Document constitute or shall constitute legal, valid and binding obligations of Borrowers, enforceable against Borrowers in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, moratorium, fraudulent transfer, preference and other laws and equitable principles affecting the scope and enforcement of creditors' rights generally, and are also limited by the Lenders' and Agent's implied covenants of good faith, fair dealing and commercially reasonable conduct, and by the effect of judicial discretion on the availability of remedies and realization of benefits under and enforceability of the Loan Document in all respects as written.

      Section 5.4   NO EVENTS OF DEFAULT, ETC.

            (a) No event has occurred and is continuing, and no condition exists, which constitutes a Default or an Event of Default.

            (b) No default by any Borrower and no accrued right of rescission, cancellation or termination on the part of any Borrower, exists under this Agreement or any of the other Loan Documents.

      Section 5.5 FINANCIAL STATEMENTS. The Consolidated and consolidating balance sheets and other financial statements of Holdings dated December 31, 1996 previously delivered to Agent ("Current Financial Statements") have been prepared in accordance with GAAP and subject in the case of unaudited statements to changes resulting from year-end adjustments. The balance sheets contained in the Current Financial Statements present fairly the financial condition of Borrowers as of the dates thereof in accordance with GAAP. The statements of income contained in the Current Financial Statements present fairly the results of operations of Borrowers for the fiscal periods then ended in accordance with GAAP. There are no material liabilities or obligations, secured or unsecured (whether accrued, absolute or actual, contingent or otherwise), which were not reflected in the audited balance sheets of Borrowers or that as at such date or in the footnotes thereto, and which should, in accordance with GAAP, have been reflected in such balance sheets.

      Section 5.6 CHANGES; NONE ADVERSE. Except as set forth on Schedule 5.6 attached hereto as of the Closing Date, no changes have occurred in the assets, liabilities or financial condition of Holdings from those reflected in the Current Financial Statements, which, individually or in the aggregate, have been adverse. As of the Closing Date, there has been no adverse development in the business or in the operations or prospects of Holdings since the date of the Prospectus.

      Section 5.7  TITLE TO ASSETS;  MATERIAL   LEASES.   Each   Borrower    has
good, sufficient and legal title to, or leasehold interest in, all of its respective Property and assets reflected in the Current Financial Statements. Each Borrower enjoys peaceful and undisturbed possession of all of its respective Property subject to Material Leases and all such Material Leases are valid and in full force and effect. All Material Leases are set forth on
Schedule 5.7.

      Section 5.8   INTELLECTUAL PROPERTY.

            (a) Schedule 5.8 hereto sets forth a complete and correct list of all Patents and Trademarks owned by each Borrower on the date hereof which are material to each Borrower's business or financial condition. Each Borrower owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Patent or Trademark set forth on said Schedule 5.8 and all registrations set forth on Schedule 5.8 are valid and in full force and effect. Each Borrower owns and possesses the right to use the respective Patents and Trademarks.

            (b) Schedule 5.8 hereto sets forth a complete and correct list of all licenses and other user agreements included in the Intellectual Property on the date hereof.

            (c) (i) There is no violation by others of any right of any Borrower with respect to any Patent or Trademark set forth on Schedule 5.8 hereto; (ii) no Borrower is infringing in any respect upon any Patent or Trademark of any other Person; (iii) no proceedings have been instituted or are pending against any Borrower or, to any Borrower's knowledge, threatened, and no claim against any Borrower has been received by any Borrower, alleging any such violation.

      Section 5.9 SUBORDINATED DEBT AND INDEBTEDNESS FOR BORROWED MONEY. Except as set forth on Schedule 5.9 and except for the Indebtedness incurred under this Agreement, no Indebtedness of any Borrower is secured by or otherwise benefits from any Lien on or with respect to the whole or any part of such Borrower's properties or assets, present or future, except for Permitted Liens. There exists no default or event or condition which, with the giving of notice or passage of time, or both, would constitute a default under the provisions of any instrument evidencing such Indebtedness or of any agreement relating thereto which would interfere with the priority of Agent's lien on the Collateral.

      Section 5.10 LITIGATION. Except as set forth on Schedule 5.10, there is no pending or to any Borrower's knowledge threatened action, suit, proceeding or investigation before any court, governmental or regulatory authority, agency, commission or official, board of arbitration or arbitrator against a Borrower or in which a Borrower is a participant ("Litigation"). There are no proceedings pending or threatened against any Borrower which call into question the validity or enforceability of any of the Loan Documents.

      Section 5.11 NO MATERIALLY ADVERSE CONTRACTS. No Borrower is a party to or bound by any forward purchase contract, futures contract, covenant not to compete, unconditional purchase, take or pay or other contracts, agreements or instruments (whether written or oral) which materially restricts its ability to conduct its business or, either individually or in the aggregate has or could reasonably be expected to have a Material Adverse Effect.

      Section 5.12 TAXES AND TAX RETURNS, ETC.

            (a) Each Borrower and its Subsidiaries has timely filed (inclusive of any permitted extensions) or had filed on its behalf with the appropriate taxing authorities all material returns (including without limitation, material information returns and other material information) in respect of taxes required to be filed through the date hereof. The information filed was complete and accurate in all material respects at the time of filing. No Borrower nor any group of which a Borrower is or was the common parent has requested any extension of time within which to file returns (including without limitation information returns) in respect of any taxes other than routine extensions of time for filing returns which have not involved the payment of material taxes (other than taxes immaterial in amount) beyond the due date thereof.

            (b) All taxes and assessments in respect of periods beginning prior to the date hereof have been timely paid, or will be timely paid, or an adequate reserve has been established therefor, as reflected in the most recent financial statements of Borrowers. No Borrower nor any of its Subsidiaries has any liability for taxes in excess of the amounts so paid or reserves so established.

            (c) No deficiencies for taxes have been claimed, proposed or assessed by any taxing authority or other governmental authority against any Borrower nor any of its Subsidiaries and no tax liens have been filed. There are no pending or threatened audits, investigations or claims for or relating to any liability in respect to taxes, and there are no matters under discussion with any taxing authorities or other governmental authorities with respect to taxes which are likely to result in an additional liability for taxes. No extension of a statute of limitations relating to taxes or assessments is in effect with respect to any Borrower.

            (d) No Borrower nor any of its Subsidiaries has any obligation under any tax sharing agreement or agreement regarding payments in lieu of taxes.

      Section 5.13  CONTRACTS WITH AFFILIATES, ETC.

            (a) Except as set forth on Schedule 5.13(a) and except as permitted by Section 8.14 hereof, Borrower is not a party to or otherwise bound by any written agreements, instruments or contracts (whether written or oral) with any Affiliate.

            (b) Except  as  set  forth  on  Schedule   5.13(b),   there  is  no
Indebtedness for Borrowed Money owing by Borrower to any Affiliate nor is there Indebtedness for Borrowed Money owing by any Affiliate to Borrower.

      Section 5.14  EMPLOYEE BENEFIT PLANS.

            (a) Each Borrower and its ERISA Affiliates are in compliance in all material respects with any applicable provisions of ERISA and the regulations thereunder and of the Internal Revenue Code of 1986, as amended, with respect to all Employee Benefit Plans.

            (b) No Termination Event has occurred or is reasonably expected to occur with respect to any Guaranteed Pension Plan.

            (c) The actuarial present value of all benefit commitments under each Guaranteed Pension Plan does not exceed the assets of that Plan.

            (d) No  Borrower  nor any of its ERISA  Affiliates  has  incurred or
reasonably   expects  to  incur  any   withdrawal   liability   under  ERISA  to
Multiemployer Plans.

            As used in this Section, the terms "actuarial present value" and "benefit commitments" shall have the meanings specified in Section 4001 of ERISA.

      Section 5.15 GOVERNMENTAL REGULATION. No Borrower is a "public utility company", a "holding company" or a "subsidiary" or an "affiliate" of a "holding company," as such terms are defined in the federal Public Utility Holding Company Act of 1935, as amended. No Borrower is an "investment company" or a company "controlled" by an "investment company," as such terms are defined in the Federal Investment Company Act of 1940, as amended. No Borrower is subject to regulation under the Public Utility Holding Company Act 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or to any federal or state statute or regulation limiting its ability to incur Indebtedness for Borrowed Money.

      Section 5.16 SECURITIES ACTIVITIES. No Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulation G, T, U and X of the Board of Governors of the Federal Reserve System.

      Section 5.17 DISCLOSURE. Neither this Agreement, any other Loan Document, nor any other document, certificate or written statement furnished to Agent or any Lender by or on behalf of a Borrower for use in connection with the transactions contemplated by this Agreement, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading as of the date of such document, certificate  or other  statement.  The  assumptions  upon  which  all  projected financial  statements  which have been  delivered  to Agent and each  Lender are based as stated therein and provide reasonable estimations of future performance. There is no fact known to any Borrower which has or which could reasonably be expected in the future to have a Material Adverse Effect.

      Section 5.18 NO MATERIAL DEFAULT. No Borrower is in default under any material order, writ, judgment, injunction, decree, statute or governmental rule, indenture, agreement, contract, lease or other instrument or contract applicable to it, which default would have a Material Adverse Effect or adversely effect a Borrower's performance of any covenants or conditions respecting any of its Indebtedness, and no holder of any Indebtedness of Borrower has given notice of any asserted default thereunder, and no liquidation or dissolution of a Borrower and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to a Borrower or its Property is pending or is to Borrower's knowledge threatened.

      Section 5.19   ENVIRONMENTAL CONDITIONS.

            (a) Borrowers and their Affiliates have obtained all material necessary permits, licenses, variances, clearances and all other material necessary approvals (collectively the "EPA Permits") for use of the Real Estate and the operation and conduct of its business from all applicable federal, state, and local governmental authorities, utility companies or development-related entities including, but not limited to, any and all appropriate Federal or State environmental protection agencies and other County or City departments, public water works and public utilities in regard to the use of the Real Estate and the operation and conduct of its business, and the handling, transporting, treating, storage, disposal, discharge, or Release of Hazardous Substances, if any, into, on or from the environment (including, but not limited to, any air, water, or soil).

            Each issued EPA Permit is in full force and effect, has not expired or been suspended, denied or revoked, and is not under challenge by any Person. Each Borrower is in compliance with each issued EPA Permit.

            (b) Neither any Borrower, the Real Estate, nor any other Property owned or leased by a Borrower is subject to any material private or governmental litigation, threatened litigation, Lien or judicial or administrative notice, order or action relating to Hazardous Substances or environmental problems, impairments or liabilities with respect to the Real Estate or such other Property.

            (c) There has been no "RELEASE" (as defined in Section 101(22) of CERCLA) into, on or from any Real Estate and no Hazardous Substances (except "Household Waste" as that term is defined at 40 C.F.R. 261.4(b)(1) (1990)) are located on or have been treated, stored, processed, disposed of, handled, transported to or from, disposed of upon the Real Estate during Borrower's ownership or into, upon or from the environment including, but not limited to, any air, water, or soil. No Borrower has allowed any Hazardous Substance to exist or be treated, stored, disposed, Released, located, discharged, possessed, managed, processed, or otherwise handled on the Real Estate or in the operation or conduct of its respective businesses in material violation of Environmental Laws, and complied with all Environmental Laws affecting the Real Estate.

            (d) Borrowers and their Affiliates do not transport, in any manner, any Hazardous Substances except in the ordinary course of business in material compliance with Environmental laws.

            (e) No Borrower has received written notice of any circumstances which would result in any material obligation under any Environmental Law to investigate or remediate any Hazardous Substances in, on or under the Real Estate.

      Section 5.20 LICENSES AND PERMITS. Other than Licenses and Permits, the lack of which individually or in the aggregate would not have a Material Adverse Effect, each Borrower owns or possesses all material Licenses and Permits and rights with respect thereto, necessary for the conduct of its business as presently conducted and proposed to be conducted, without any known conflict with the rights of others and, in each case, free of any Lien not permitted by
Section 8.9 of this Agreement. All of the foregoing Licenses and Permits are in full force and effect, and each Borrower is in material compliance with the foregoing without any known conflict with the valid rights of others except where the failure so to comply would not have a Material Adverse Effect. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such License or Permit, or affect the rights of any Borrower thereunder, except where such revocation, termination or effect upon Borrowers would not individually or in the aggregate have a Material Adverse Effect.

      Section 5.21   GENERAL COLLATERAL REPRESENTATION.

            (a) Borrowers are the sole owners of and have good and marketable title to the Collateral, free from all Liens, in favor of any Person other than the Agent and except Permitted Liens, and has full right and power to grant the Agent a security interest therein. All information furnished to the Agent concerning the Collateral is and will be complete, accurate and correct in all respects when furnished.

            (b) No security agreement, UCC Financing Statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by any Borrower in favor of Agent pursuant to this Agreement, or (ii) in respect of the items of Collateral subject to the Permitted Liens.

            (c) The provisions of this Agreement are sufficient to create in favor of the Agent, as of the Original Closing Date, a valid and continuing lien on, and first security interest in (subject to the Permitted Liens), the types of the Collateral hereunder in which a security interest may be created under
Article 9 of the UCC. UCC Financing Statements have been duly executed on behalf of each Borrower and the description of such Collateral set forth therein is sufficient to perfect first priority security interests (subject to the Bernardsville Lien) in such Collateral in which a security interest may be perfected by the filing of UCC Financing Statements. When such UCC Financing Statements are duly filed in the filing offices set forth on Schedule 5.21 hereto, and the requisite filing fees are paid, such filings will be sufficient to perfect security interests in such of the Collateral described in the UCC Financing Statements as can be perfected by filing (other than Equipment affixed to real property so as to become fixtures), which perfected security interests will be prior to all other Liens (except the Bernardsville Lien) in favor of others and rights of others, enforceable as such as against creditors of and purchasers from each Borrower (other than purchasers of Inventory in the ordinary course) and as against any owner of the Real Estate where any of the Equipment is located and as against any purchaser of such Real Estate and any present or future creditor obtaining a Lien on such real property.

            (d) Upon delivery to and possession by Agent of the Pledged Stock pursuant to the terms of the Pledge Agreement, Agent shall possess a valid, first priority security interest in such Pledged Stock in accordance with
Article 9 of the UCC; and

            (e) No person now having possession or control of any of the Collateral consisting of Inventory or Equipment has issued, in receipt therefor, a negotiable bill of lading, warehouse receipt or other document of title.


                                   ARTICLE 6.

                        AFFIRMATIVE COVENANTS OF BORROWER

      Each Borrower covenants with and warrants to Agent and each Lender that, from and after the Closing Date and until all of the Obligations are paid and satisfied in full except as otherwise expressly consented to in writing by the Requisite Lenders (unless the context otherwise requires):

      Section 6.1   REPORTS AND OTHER INFORMATION.

            (a) Borrowers shall provide to the Agent as soon as available, and in any event within fifteen (15) Business Days after the close of each month of each fiscal year of Holdings, balance sheets of Holdings as of the end of such month and consolidated and consolidating statements of income and statements of cash flow of Holdings and its divisions and Subsidiaries for such month, certified by the chief financial officer, principal accounting officer or chief executive officer of Holdings to the effect that such financial statements, while not examined by independent public accountants, reflect in his opinion and in the opinion of senior management of Holdings, all adjustments necessary to present fairly the consolidated financial position of Holdings as at the end of such month and the results of its operations for the month then ended in conformity with GAAP (except for the absence of footnotes) consistently applied, subject only to year-end and audit adjustments, together with a certificate of such officer stating that as of the date of such certificate that, to the best of his knowledge, after reasonable inquiry, no event has occurred which constitutes an Event of Default or would constitute an Event of Default with the giving of notice or the lapse of time or both, or, if an Event of Default or such an event has occurred and is continuing, a statement as to the nature thereof and the action which Borrowers have taken or proposes to take with respect thereto, and further setting out in such detail as is reasonably required by the Lenders Borrowers' compliance with the requirements of Article 7 and Sections 8.9 and 8.12 hereof. Notwithstanding anything in this Section 6.1(a) to the contrary, Borrowers shall not be obligated to deliver the monthly balance sheets and cash flow statements for January and February until such time as the year-end adjustments have been made and the annual audit has been completed. Together with the delivery of such financial statements of Holdings, Borrowers will deliver to the Agent a Compliance Certificate and statements of income and attendance prepared on a theater by theater basis for such period, together with a statement of Capital Expenditures (reasonably identified by theater and project) and corporate overhead expenses for the period then ending for which such reports are being delivered.

            (b) Borrowers shall provide to the Agent as soon as available, and in any event within forty-five (45) Business Days after the close of each quarter of each fiscal year of Holdings, balance sheets of Holdings as of the end of such quarter and consolidated and consolidating statements of income and statements of cash flow of Holdings and its divisions and Subsidiaries for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer, principal accounting officer or chief executive officer of Holdings to the effect that such financial statements, while not examined by independent public accountants, reflect in his opinion and in the opinion of senior management of Holdings, all adjustments necessary to present fairly the financial position of Holdings (except for the absence of footnotes) as at the end of such quarter and the results of its operations for the quarter then ended in conformity with GAAP consistently applied, subject only to year-end and audit adjustments, together with a certificate of such officer stating that as of the date of such certificate that, to the best of his knowledge, after reasonable inquiry, no event has occurred which constitutes a Default or an Event of Default or would constitute a Default or an Event of Default with the giving of notice or the lapse of time or both, or, if a Default or an Event of Default or such an event has occurred and is continuing, a statement as to the nature thereof and the action which Borrowers have taken or proposes to take with respect thereto, and further setting out in such detail as is reasonably required by the Lenders Borrowers' compliance with the requirements of Article 7 and Sections 8.9 and
8.12 hereof; provided, however, that delivery of Form 10-Q to Agent shall satisfy the requirements of this Section, so long as Holdings is a reporting company under the Securities Exchange Act of 1934, as amended. Together with the delivery of such financial statements of

Holdings, Borrowers will deliver to the Agent a Compliance Certificate and statements of income and attendance prepared on a theater by theater basis for such period, together with a statement of Capital Expenditures (reasonably identified by theater and project) and corporate overhead expenses for the period then ending for which such reports are being delivered.

            (c) Borrowers shall provide to the Agent as soon as available and in any event within one hundred twenty (120) calendar days after the end of each fiscal year of Holdings a copy of the annual financial statements for such year for Holdings, including therein a copy of the balance sheets of Holdings as of the end of such fiscal year and consolidated and consolidating statements of income and statements of cash flow and statements of shareholders' equity of Holdings and its divisions and Subsidiaries, certified without qualification by the Accountants, together with a certificate of the chief financial officer, principal accounting officer or chief executive officer of Holdings stating that, as of the date of such certificate, to the best of his knowledge and after reasonable inquiry, no event has occurred which constitutes a Default or an Event of Default or, if a Default or an Event of Default or such an event has occurred and is continuing, a statement as to the nature thereof and the action which Borrowers have taken or proposes to take with respect thereto and further setting out in such detail as is reasonably required by the Lenders Borrowers' compliance with the requirements of Article 7 and Sections 8.9 and 8.12 hereof; provided, however, that delivery of Form 10-K to Agent shall satisfy the requirements of this Section, so long as Holdings is a reporting company under the Securities Exchange Act of 1934, as amended. Together with the delivery of such financial statements of Holdings, Borrowers will deliver to the Agent a Compliance Certificate and statements of income and attendance prepared on a theater by theater basis for such period, together with a statement of Capital Expenditures (reasonably identified by theater and project) and corporate overhead expenses for the period then ending for which such reports are being delivered.

            (d) Together with each delivery of financial statements of Borrower pursuant to paragraphs 6.1(a), 6.1(b), or 6.1(c), Borrowers will deliver a management report: (1) describing the operations and financial condition of Holdings for the period then ended and the portion of the current fiscal year then elapsed (or for the fiscal year then ended in the case of year-end financials); (2) setting forth in comparative form the corresponding figures for the corresponding periods of the previous fiscal year and the corresponding figures from the most recent Projections for the current fiscal year delivered to the Agent pursuant to Section 6.1(e); and (3) discussing the reasons for any significant variations. The information above shall be presented in reasonable detail and shall be certified by the chief financial officer or controller of Holdings to the effect that such information fairly presents the results of operations and financial condition of Holdings as at the dates and for the periods indicated.

            (e) As soon as available and in any event not later than thirty (30) days prior to the end of each fiscal year, Borrowers will deliver Projections of Holdings for the forthcoming three (3) fiscal years, year by year, and for the forthcoming fiscal year, month by month on a consolidated and theater by theater basis.

            (f) Borrowers shall provide to the Agent, promptly after sending or filing thereof, copies of all reports and communications which each Borrower sends to its securityholders, and copies of all reports and registration statements which each Borrower files with the Securities and Exchange Commission.

            (g) Borrowers shall provide to the Agent as soon as possible, and in any event within fifteen (15) days after a Borrower knows or has reason to know that any Termination Event with respect to any Plan has occurred, a statement of the chief financial officer or treasurer of each entity comprising such Borrower describing such Termination Event and the action which Borrowers propose to take with respect thereto.

            (h) Borrowers shall provide to the Agent as soon as possible, and in any event within five (5) days after the occurrence of a Default or an Event of Default, continuing on the date of such statement, a statement of the chief financial officer or treasurer of Holdings setting forth the details of such Default or Event of Default, and the action which Borrowers propose to take with respect thereto.

            (i) If (and on each occasion that) any of the following events shall occur:

                  (i) any Loan Document shall at any time be terminated, canceled or rescinded for any reason whatever; or

                  (ii) any action at law, suit in equity or other legal proceeding shall at any time be commenced or threatened in writing by any person (1) to terminate, cancel or rescind any Loan Document, or (2) to enforce any other Person's performance or observance of or compliance with any covenants, agreements or obligations under any Loan Document; or

                  (iii) any Person which is a party to or otherwise bound by any Loan Document shall fail or refuse to perform, comply with or observe or shall otherwise breach any one or more of the material covenants, agreements or obligations under such Loan Document;

then Borrowers will promptly (and, in any event, within five (5) Business Days) after a Borrower shall have first become aware of the occurrence of any such event, furnish to Agent written notice setting forth brief particulars thereof.

            (i) Borrowers shall provide the Agent with the following additional reports:

                  (i) as soon as available and in any event within a reasonable time after the close of each fiscal year of Holdings copies of the portions of any and all management letters from the Accountants, if any, to the board of directors of Holdings or to any other entity comprising Holdings regarding the various accounting practices and control procedures used by Holdings;

                  (ii) promptly after a Borrower becomes aware of the commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which may adversely affect a Borrower and which are not fully covered by insurance without the applicability of any co-insurance provisions or which have not been bonded and in which either (A) the amount in controversy exceeds Twenty Thousand Dollars ($20,000) for any single proceeding or Fifty Thousand Dollars ($50,000) in the aggregate or (B) would cause a Material Adverse Effect;

                  (iii) as soon as practicable after becoming aware of a claim by any Person that a Borrower is in default under any agreement entered into in connection with Indebtedness for Borrowed Money in excess of Fifty Thousand Dollars ($50,000), notice of any such claim or default;

                  (iv) notice of any change in the conduct of the business or financial condition of a Borrower promptly upon a Borrower becoming aware of any such change which would have a Material Adverse Effect;

                  (v) notice of any release of Hazardous Substances on the Real Estate that is in material violation of Environmental Laws or would require remediation pursuant to applicable federal or state law or of any notification having been filed with regard to a release of Hazardous
      Substances on or into Real Estate under the Federal Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq., or the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., or any other applicable environmental law. Such notice shall indicate the steps Borrowers have or will take to remediate all hazardous environmental conditions if any such steps are required of it by applicable Environmental Law and the estimated costs of such remediation; and

                  (vi) if (and on each occasion that) any event shall at any time occur or any condition shall at any time develop which constitutes a Default or an Event of Default, then, promptly (and, in any event, within five (5) Business Days) after a Borrower shall have first become aware of the occurrence or development of any such event or condition, Holdings will furnish or cause to be furnished to Agent a written notice specifying the nature and the date of the occurrence of such event or (as the case may be), the nature and the period of existence of such condition and what action Borrowers are taking or proposes to take with respect thereto.

            (k) Holdings shall also provide the Agent with such other information relating to Holdings or any of its Subsidiaries (including, without limitation, any Employee Benefit Plan) as the Agent may from time to time reasonably request. To the extent the Agent is obligated to do so by applicable law, rule or regulation, it may deliver to any regulatory body having jurisdiction over it, copies of the reports and other information provided by Borrower to the Agent pursuant to this Section 6.1.

            (l) Holdings shall provide the Agent reasonable prior notice of each meeting of its board of directors (and in any event not less than ten (10) days prior to such meetings) and Agent shall attend any such meetings as it may, in its discretion desire.

      Section 6.2   MAINTENANCE OF PROPERTY; AUTHORIZATION; INSURANCE.

            (a) Each Borrower covenants to keep and maintain all of its Property in good repair, working order and condition, reasonable wear and tear excepted, and from time to time to make, or use all reasonable legal remedies to cause to be made, all proper repairs, renewals or replacements, betterments and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

            (b) At its own cost and expense, each Borrower shall obtain and maintain during the term of this Agreement (i) insurance against loss, destruction or damage to its properties as Agent may require from time to time to fully protect the Agent's and Lenders' interests in the Collateral, (ii) insurance against public liability and third party property damage, with such insurance companies, in such amounts and covering such risks as are at all times satisfactory to Agent and naming Agent for the benefit of Lenders as mortgagee, loss payee and additional insured as its interests may appear, and (iii) insurance as required by the terms of the Mortgages and Leasehold Mortgages. Each Borrower agrees to deliver to Agent upon request insurance certificates or policies evidencing compliance with the above requirements. Each Borrower covenants, warrants and represents that it will not do any act or voluntarily suffer or permit any act to be done whereby any insurance required hereunder shall or may be suspended, impaired or defeated. In the event that any item of Collateral shall be lost, destroyed or irreparably damaged from any cause whatsoever during the term hereof, Borrowers agree to proceed diligently and cooperate fully with Agent and Lenders in the recovery of any and all proceeds of insurance applicable thereto, and the carriers named therein are hereby directed by Borrowers to make payment for such loss to Agent, on behalf of the Lenders, and not to any Borrower and Lenders jointly. If any insurance losses are paid by check, draft or other instrument payable to a Borrower and Agent and Lenders jointly, Agent may endorse the name of such Borrower thereon and do such other things as it may deem advisable to reduce the same to cash. Subject to the terms of the Mortgages and Leasehold Mortgages and provided Borrowers are not in Default in any of their Obligations under any of the Loan Documents, all loss recoveries received by Agent and Lenders upon any such insurance shall be paid by Agent and Lenders to Borrowers so long as such proceeds promptly are reinvested in Borrowers' business. Should a Borrower then be in default in any of its Obligations to Agent or Lenders under any of the Loan Documents, such cash resources may be applied and credited by Agent and Lenders to any obligation, subject to Section 2.7(b). Each Borrower further covenants that it shall require that the insurer with respect to each such insurance policy provide for thirty (30) days' advance written notice to Agent of any cancellation or termination of, or other change of any nature whatsoever in, the coverage provided under any such policy.

      Section 6.3 KEY MAN LIFE INSURANCE. Holdings shall obtain and maintain a key man life insurance policy covering A. Dale Mayo in an amount not less than $2,500,000 and Holdings shall maintain such insurance in full force and effect until the Loans have been paid in full and all financing agreements among Borrowers, Agent and the Lenders related thereto have been terminated. Holdings shall assign such policy to the Agent for the benefit of itself and the Lenders pursuant to an assignment in form and substance satisfactory to the Agent with respect to such policy.

      Section 6.4   CORPORATE EXISTENCE.  Each  Borrower   shall   preserve  and
maintain its existence in the state of its incorporation as of the Closing Date and all of its rights, franchises and privileges as a corporation.

      Section 6.5   INSPECTION   RIGHTS.  At    any    reasonable   time,  upon
reasonable notice, and from time to time Borrowers shall permit the Agent or any Lender, or any of their agents, representatives or current or prospective participants in the Loans, to inspect the Collateral, to examine and make copies of and abstracts from the records and books of account of, to visit the properties of, Borrowers and to discuss the affairs, finances and accounts of Borrowers with any of their officers, employees, agents or the Accountants.

      Section 6.6 PAYMENT OF TAXES AND CLAIMS. Each Borrower shall pay or cause to be paid all taxes, assessments and other governmental charges imposed upon its properties or assets or in respect of any of its franchises, business, income or profits before any penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or might become due and payable and which by law have or might become a lien or charge upon any of its properties or assets, provided that (unless any material item of property would be lost, forfeited or materially damaged as a result thereof) no such charge or claim need be paid if the amount, applicability or validity thereof is currently being contested in good faith and if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor.

      Section 6.7    COMPLIANCE WITH LAWS.

            (a) Borrowers will comply with all material applicable federal, state and local laws, rules, regulations and orders pertaining to the operation of its business, paying before the same become delinquent all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or its properties, and paying all lawful claims which if unpaid might become a Lien upon any of its properties, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

            (b) Borrowers will promptly notify each Lender in the event that any Borrower receives any notice, claim or demand from any governmental agency which alleges that a Borrower is in material violation of any of the terms of, or has materially failed to comply with any applicable order issued pursuant to any federal, state or local statute regulating its operation and business, including, but not limited to, the Occupational Safety and Health Act, the Federal Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Federal Water Pollution Control Act.

      Section 6.8 NOTICE OF OTHER EVENTS. Immediately upon a Borrower first becoming aware of any of the following occurrences, Borrowers will furnish or cause to be furnished to Agent written notice with full particulars of (i) the business failure, insolvency or bankruptcy of any Borrower; (ii) the rescission, cancellation or termination, or the creation or adoption, of any material agreement or contract to which any Borrower is a party; (iii) any labor dispute, any attempt by any labor union or organization representatives to organize or represent employees of any Borrower, or any unfair labor practices or proceedings of the National Labor Relations Board with respect to any Borrower; or (iv) any defaults or events of default under any material agreement of any Borrower or any violations of any laws, regulations, rules or ordinances of any governmental or regulatory body which individually or in the aggregate would reasonably cause a Material Adverse Effect.

      Section 6.9 COMMUNICATION WITH ACCOUNTANTS. Each Borrower authorizes Agent or any Lender to communicate directly with the Accountants and authorizes the Accountants to disclose to Agent or such Lender any and all financial statements and other information of any kind, including copies of any management letter or the substance of any oral information or conversation that such Accountants may have with respect to the business, financial condition and other affairs of Borrowers.

      Section 6.10 PAYMENT OF INDEBTEDNESS. Borrowers will duly and punctually pay or cause to be paid principal and interest on the Loans and all fees and other amounts payable hereunder or under the Loan Documents in accordance with the terms hereunder. Borrowers shall pay all other Indebtedness (whether existing on the date hereof or arising at any time thereafter) punctually in accordance with trade practices or within any applicable period of grace except to the extent that any such obligation is contested in good faith by proper proceedings or Borrowers have provided Agent evidence that any Lien resulting from the non-payment thereof has been bonded or with respect to which adequate reserves have been set aside for the payment thereof.

      Section 6.11 PERFORMANCE OF OBLIGATIONS UNDER CERTAIN DOCUMENTS. Borrowers will duly and properly perform, observe and comply with all of its agreements, covenants and obligations under this Agreement and each of the other Loan Documents.

      Section 6.12   GOVERNMENTAL CONSENTS AND APPROVALS.

            (a) Borrowers will obtain or cause to be obtained all such approvals, consents, orders, authorizations and licenses from, give all such notices promptly to, register, enroll or file all such agreements, instruments or documents promptly with, and promptly take all such other action with respect to, any governmental or regulatory authority, agency or official, or any central bank or other fiscal or monetary authority, agency or official, as may be required from time to time under any provision of any applicable law:

                  (i) for the performance by each Borrower of any of its agreements or obligations under the Notes, this Agreement or any of the other Loan Documents or for the payment by Borrowers to the Agent at its Head Office of any sums which shall become due and payable by Borrowers to Agent or any Lender thereunder;

                  (ii) to ensure the continuing legality, validity, binding effect or enforceability of the Notes or any of the other Loan Documents or of any of the agreements or obligations thereunder of Borrowers; or

                  (iii) to continue the proper operation of the business and operations of Borrowers.

            (b) Borrowers  shall duly  perform   and  comply  with the terms and
conditions of all such approvals, consents, orders, authorizations and Licenses and Permits from time to time granted to or made upon Borrowers.

      Section 6.13 EMPLOYEE BENEFIT PLANS AND GUARANTEED PENSION PLANS. Each Borrower will and will cause each of its ERISA Affiliates to (a) comply with all requirements imposed by ERISA and the Internal Revenue Code of 1986, as amended, applicable from time to time to any of its Guaranteed Pension Plans or Employee Benefit Plans, (b) make full payment when due of all amounts which, under the provisions of Employee Benefit Plans or under applicable law, are required to be paid as contributions thereto, (c) not permit to exist any accumulated funding deficiency, whether or not waived, (d) file on a timely basis all reports, notices and other filings required by any governmental agency with respect to any of its Employee Benefit Plans, (e) make any payments to Multiemployer Plans required to be made under any agreement relating to such Multiemployer Plans, or under any law pertaining thereto, (f) not amend or otherwise alter any Guaranteed Pension Plan if the effect would be to cause the actuarial present value of all benefit commitments under each Guaranteed Pension Plan to be less than the current value of the assets of such Guaranteed Pension Plan allocable to such benefit commitments, (g) furnish to all participants, beneficiaries and employees under any of the Employee Benefit Plans, within the periods prescribed by law, all reports, notices and other information to which they are entitled under applicable law, and (h) take no action which would cause any of the Employee Benefit Plans to fail to meet any qualification requirement imposed by the Internal Revenue Code of 1986, as amended. As used in this
Section 6.13, the term "accumulated funding deficiency" has the meaning specified in Section 302 of ERISA and Section 412 of the Internal Revenue Code, and the terms "actuarial present value", "benefit commitments" and "current value" have the meaning specified in Section 4001 of ERISA.

      Section 6.14 FURTHER ASSURANCES. Each Borrower will execute, acknowledge and deliver and, in the case of third party consents or third party agreements, diligently seek to obtain the execution, acknowledgment and delivery or completion, any and all such further assurances and other agreements or instruments, and take or cause to be taken all such other action, as shall be reasonably requested by the Agent from time to time in order to give full effect to any of the Loan Documents. Further, each Borrower shall execute, acknowledge and deliver and shall, with diligent and best efforts, cause to be executed, acknowledged and delivered and, in the case of third party consents, seek to obtain the execution, acknowledgment and delivery or completion, any and all documents or actions in connection with the Post-Closing Requirements set forth on Schedule 4.2(e) hereto.

      Section 6.15 INTEREST RATE RISK MANAGEMENT. Borrowers shall purchase and maintain in full force and effect during the term of this Agreement, effective on or before thirty (30) days following the Closing Date, an interest rate swap, interest rate cap, interest rate collar or similar arrangement designed to protect Borrowers against the effect of fluctuations in the Interest Rate, such arrangement and related agreements to be in form and substance reasonably acceptable to Agent.

      Section 6.16 BORROWER'S DEPOSITORY ACCOUNTS. Borrowers shall concentrate all of their bank and depository accounts with Agent, including without limitation, all demand deposit, time deposit, concentration and zero balance accounts except that Borrowers may maintain operating accounts with any local financial institution, provided Borrowers shall use their best efforts to maintain such accounts with one or more of the Lenders.

      Section 6.17 USE OF PROCEEDS. Borrowers shall use all Loan proceeds disbursed only in accordance with the purposes set forth in Section 2.9 of this Agreement.

      Section 6.18 SUBSIDIARIES. Each Borrower shall pledge to the Agent for the ratable benefit of the Lenders, the shares of Capital Stock of any Subsidiary hereafter acquired or created. Further, each Borrower shall grant a Mortgage or Leasehold Mortgage to Agent, for the ratable benefit of Lenders, on all Real Estate hereafter acquired by any Borrower.


                                   ARTICLE 7.

                               FINANCIAL COVENANTS


      Each Borrower covenants with and warrants to Agent and each Lender that, from and after the Closing Date and until all of the Obligations are paid and satisfied in full except as otherwise expressly consented to in writing by the Requisite Lenders (unless the context otherwise requires), PROVIDED, HOWEVER, that for the purposes of financial calculations under this Article 7, calculations for any Reference Period shall be made using actual historical financial data of any property acquired during said Reference Period, including without limitation, the Bergen Transaction, the UA Acquisition and any Permitted Acquisition, to the extent applicable for such period:

      Section 7.1 INTEREST COVERAGE RATIO. Holdings shall not permit the ratio of Consolidated EBITDA to Consolidated Cash Interest Expense for the Reference Period ending on each Computation Date set forth below to be less than the amount set forth opposite such Computation Date.

               ========================================================
                      COMPUTATION DATE                  RATIO
               --------------------------------------------------------
               Prior to December 31, 1997            2.0 to 1.0

               ========================================================
                      COMPUTATION DATE                  RATIO
               --------------------------------------------------------

               December 31, 1997 and                 2.5 to 1.0
               thereafter
               ========================================================

      Section 7.2 DEBT SERVICE COVERAGE. Holdings shall not permit its Consolidated ratio of Cash Flow to Fixed Charges for the Reference Period ending on each Computation Date set forth below to be less than 1.25 to 1.00 for each Computation Date.

      Section 7.3   MINIMUM NET WORTH.  Holdings  shall  not   permit        its
Consolidated Net Worth at any time while the Loans are outstanding to be less than Eight Million and 00/100 Dollars ($8,000,000.00).

      Section 7.4   DEBT TO EBITDA.  As of the last day of each fiscal  quarter
of  Holdings,  the  ratio  of  Consolidated   Indebtedness  for  Borrowed  Money
outstanding as of such date to Consolidated EBITDA for the twelve (12) months ending on each Computation Date shall not exceed 4.2 to 1.0.

      Section 7.5 SENIOR DEBT TO EBITDA. As of the last day of each fiscal quarter of Holdings, the ratio of Consolidated Senior Indebtedness for Borrowed Money outstanding as of such date to Consolidated EBITDA for the twelve (12) months ending on each Computation Date shall not exceed 3.7 to 1.0.

      Section 7.6 LIMITATION ON CAPITAL EXPENDITURES. Borrowers shall not make or incur any Capital Expenditures in the aggregate during any fiscal year in excess of One Million Dollars ($1,000,000.00).

      If any Borrower enters into a Capital Lease with respect to fixed assets, for purposes of calculating Capital Expenditures under this Section, the aggregate amount of all payments due for the entire term of such Capital Lease (excluding, however, the interest portion of capitalized lease payments or the interest portion of any other permitted Indebtedness) shall be considered expended in full on the date that such Borrower enters into such Capital Lease.


                                   ARTICLE 8.

                         NEGATIVE COVENANTS OF BORROWER

      Each Borrower covenants with and warrants to Agent and each Lender that from and after the Closing Date and until all of the Obligations are paid and satisfied in full except as otherwise expressly consented to in writing by the Requisite Lenders:

      Section 8.1 LIMITATION ON NATURE OF BUSINESS. No Borrower will at any time make any material change in the nature of its business as carried on at the date hereto or undertake, conduct or transact any business in a manner prohibited by applicable law. No Borrower shall create, capitalize or acquire any Subsidiary after the Closing Date without the prior written consent of Lender. Lender's consent to the creation or capitalization of a Subsidiary shall be conditioned upon such New Subsidiary executing (a) a Joinder Agreement in form and substance satisfactory to Agent, wherein such New Subsidiary agrees to be bound by the terms of this Amended and Restated Credit Agreement, the Notes and the Loan Documents, and (b) such additional Security Documents as Agent shall require to grant Agent, for the ratable benefit of Lenders, a first Lien on all of such New Subsidiaries Property, subject only to Permitted Liens.

      Section 8.2 LIMITATION ON FUNDAMENTAL CHANGES. No Borrower nor any of its Subsidiaries shall at any time consolidate with or merge into or with any Person or Persons or enter into or undertake any plan or agreement of consolidation or merger with any Person, except that any Subsidiary may be merged with and into Holdings or any other Borrower. No Borrower nor any of its subsidiaries shall liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or substantially all of such Borrower's or any such Subsidiary's business or property whether now or hereafter acquired except to Holdings or another Borrower. No Borrower nor any Subsidiary shall make or permit any amendment or modification to its charter documents or by-laws.

      Section 8.3 RESTRICTED PAYMENTS. No Borrower will or will permit any of its Subsidiaries to directly or indirectly declare, order, pay, make or set apart any sum for any Restricted Payments except that:

            (a) Subsidiaries may make Restricted Payments with respect to their common stock to Holdings or to other Borrowers that are directly wholly-owned by a Borrower, but only to the extent necessary to permit such Borrower to pay the Obligations;

            (b) A Borrower may make interest payments to the holders of Subordinated Debt but only to the extent set forth in and permitted by the terms of the respective Subordination Agreement; PROVIDED, HOWEVER, that Borrower shall be entitled to pay in full at maturity the obligations listed on Schedule 8.3(b) hereto;

            (c) Provided there is no Default or Event of Default under this Agreement or any other Loan Documents, Holdings may make loans to its Subsidiaries and the Subsidiaries may make distributions to Holdings but only to facilitate their normal and customary operating and management conditions and procedures and provided that all such Restricted Payments are documented in accordance with standard and acceptable business practices.

      Section 8.4 LEASE OBLIGATIONS. Borrowers will not become obligated to pay rent under any leases or other rental agreements (excluding Capital Leases and real estate leases) under which the amount of the aggregate lease or other payments for all such agreements or arrangements exceeds One Hundred Thousand Dollars ($100,000.00) per screen for any 12 month period.

      Section 8.5 MANAGEMENT COMPENSATION. Neither Holdings nor any other Borrower or Subsidiary shall pay or enter into an agreement to pay any Management Shareholder yearly

Compensation in excess of the amounts set forth in the Employment Agreement dated as of May 29, 1996 between A. Dale Mayo and Holdings (as such Employment Agreement is in effect on the Closing Date) and the Managing and Monitoring Fee Agreement dated as of May 29, 1996 between Holdings and MidMark (as such Managing and Monitoring Fee Agreement is in effect on the Closing Date); provided, however, that upon a Default or Event of Default hereunder or under any other Loan Document, no Borrower shall be permitted to make any payments under the Managing and Monitoring Fee Agreement until such time as such Default or Event of Default has either been waived by Agent or cured by Borrowers. As used herein, "Compensation" shall mean all forms of direct and indirect remuneration and include, without limitation, salaries, commissions, bonuses, securities, property, insurance benefits, personal benefits and contingent forms of remuneration.

      Section 8.6    LIMITATION ON DISPOSITION OF ASSETS.

            (a) No Borrower or any of its Subsidiaries will sell, lease, transfer or otherwise dispose of any of its property, business or assets ("Asset Dispositions"), or grant any Person an option to acquire any such property, business or assets except for:

                  (i) bona fide sales of Inventory to customers in the ordinary course of business and dispositions of obsolete equipment not used or useful in the business;

                  (ii)  Asset   Dispositions   which   satisfy   the   following
      conditions:

                        (1) Borrowers  shall promptly notify Agent in writing of
            the terms of such Asset Disposition, including within such notice the assets sold and the consideration received;

                        (2) the consideration  received is at least equal to the
            fair market value of such assets;

                        (3) if the consideration received is not solely in cash,
            all non-cash consideration is pledged to the Agent pursuant to documents satisfactory to the Agent so that the Agent has received a first priority perfected security interest in such non-cash consideration to secure the Obligations;

                        (4) the Net Proceeds of such Asset Disposition are applied as required by subsection 2.6(e);

                        (5) after giving effect to the sale or other disposition
            of the assets included within the Asset Disposition and the repayment of Indebtedness with the proceeds thereof, Borrowers are in compliance on a pro forma basis with the covenants set forth in
            Article 7, recomputed for the most recently ended month for which information is available and is in compliance with all other terms and conditions contained in this Agreement; and

                        (6) no  Default or Event of Default  shall  result  from
            such sale or other disposition.

            (b) Except as permitted elsewhere in this Agreement and except for agreements or contracts in existence as of the date of this Agreement and disclosed to Lenders in the schedules hereto, Borrowers will not and will not permit any of their Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity securities in such Borrower or any such Subsidiary including warrants, rights or options to acquire shares or other equity securities of any of its Subsidiaries, except to Holdings or another Subsidiary of Holdings.

      Section 8.7 LIMITATION ON INVESTMENTS. No Borrower shall at any time make any Investments of any kind whatever in any Person or Persons; excluding, HOWEVER, from the operation of the foregoing provisions of this Section:

            (a) Property to be used in the ordinary course of business of Borrower;

            (b) Assets arising from the sale of goods and services in the ordinary course of business of Borrower;

            (c) Investments in cash and Cash Equivalents.

            (d) Investments in any wholly-owned Subsidiary as long as its Capital Interest is pledged to the Agent and all of the assets of such Subsidiary are pledged to Agent upon terms and conditions satisfactory to Agent;

            (e) Investments in Holdings by any other Borrower.

      Section 8.8 ACQUISITION OF MARGIN SECURITIES. No Borrower shall own, purchase or acquire (or enter into any contract to purchase or acquire) any "margin security" as defined by any regulation of the Federal Reserve Board as now in effect or as the same may hereafter be in effect unless, prior to any such purchase or acquisition or entering into any such contract, Agent and each Lender shall have received an opinion of counsel satisfactory to Agent and each Lender to the effect that such purchase or acquisition will not cause this Agreement or the Notes to be in violation of Regulation G, T, U, X or any other regulation of the Federal Reserve Board then in effect.

      Section 8.9 LIMITATION ON MORTGAGES, LIENS AND ENCUMBRANCES. No Borrower shall at any time create, assume, incur or permit to exist, any mortgage, Lien or other encumbrance in respect of any of its Property, assets, income or revenues of any character, whether heretofore or hereafter acquired by it; EXCLUDING, HOWEVER, from the operation of the foregoing provisions of this Section (each a "Permitted Lien"):

            (a) Any Liens for taxes, assessments or governmental charges or claims the payment of which is not at the time required by Section 6.6 of this Agreement;

            (b) Any  statutory  Liens  of  landlords  and   Liens  of  carriers,
warehousemen, mechanics, materialmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent;

            (c) Any Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security;

            (d) Any easements, rights-of-way, encroachments, leases, royalties, restrictions and other similar title exceptions or encumbrances provided such do not, in the aggregate, materially interfere with the ordinary conduct of the business of any Borrower or materially reduce or impair the value of the Real Estate so encumbered;

            (e) Any interest or title of a lessor under any Material Lease set forth on Schedule 5.7 annexed to this Agreement;

            (f) Liens created in connection with the incurrence of purchase money Indebtedness not prohibited hereby, so long as such Lien encumbers only the asset purchased, is in favor only of the Seller thereof, and does not secure any other Indebtedness of any Borrower.

            (g) Liens granted to Agent for the benefit of Lenders;

            (h) The additional existing mortgages, Liens and encumbrances of Borrowers, listed and described, but only to the extent indicated on Schedule 8.9(h) annexed to this Agreement; and

            (i) The Liens with respect to Indebtedness of Borrower under or in respect to any conditional sales agreements, security agreements, equipment leases in the nature of title retention agreements or security agreements or other similar title retention agreements entered into by Borrowers on, prior to or after the date of this Agreement in order to secure the payment of the purchase price of any equipment purchased, leased or otherwise acquired by any Borrower for use in the ordinary course of its business; PROVIDED, HOWEVER, that such Borrower is, by the terms of each of Sections 8.13 or 8.14 hereof, expressly permitted to enter into such agreement or lease.

      Section 8.10 NO ADDITIONAL NEGATIVE PLEDGES. No Borrower will create or otherwise cause or suffer to exist or become effective, directly or indirectly, (a) any prohibition or restriction (including any agreement to provide equal or ratable security to any other Person in the event a Lien is granted to or for the benefit of the Agent) on the creation or existence of any Lien upon the assets of a Borrower; or (b) any contractual obligation which may restrict or inhibit the Agent's rights or ability to sell or otherwise dispose of the Collateral or any part thereof after the occurrence of an Event of Default.

      Section 8.11 NO RESTRICTIONS ON SUBSIDIARY DISTRIBUTIONS TO BORROWERS. Except as provided herein, Borrowers will not and will not permit any of their Subsidiaries directly or indirectly to

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                                       66


create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to:
(1) pay dividends or make any other distribution on any of such Subsidiary's Capital Stock owned by a Borrower or any Subsidiary of a Borrower; (2) subject to subordination provisions, pay any indebtedness owed to a Borrower or any other Subsidiary; (3) make loans or advances to Borrower or any other Subsidiary; or (4) transfer any of its property or assets to a Borrower or any other Subsidiary.

      Section 8.12 LIMITATION ON INDEBTEDNESS. No Borrower shall at any time create, incur or assume, or become or be liable (directly or indirectly) in respect of, any Indebtedness for Borrowed Money, other than:

            (a) Indebtedness arising under this Agreement and the other Loan Documents;

            (b) Indebtedness described on Schedule 5.9;

            (c) Indebtedness evidenced by Subordinated Debt; and

            (d) Indebtedness of Holdings as a guarantor of a lease PROVIDED that Agent in its sole discretion has designated such lease as a Guaranteed Lease.

            (e) Indebtedness representing the refinancing of Subordinated Debt or any part thereof ("Refinanced Subordinated Debt") provided such Refinanced Subordinated Debt is on terms that are in Agent's discretion, at least as favorable to Borrowers, Agent and Lenders as the Subordinated Debt to be redeemed or refinanced thereby, provided (i) that no covenant contained in this Agreement or any other Loan Document would be violated on the proposed issue date of the Refinanced Subordinated Debt after giving effect to (1) the issuance of notes and or debentures in connection therewith, (2) the payment of all insurance costs, commissions, discounts, redemption premiums, and other fees and charges associated therewith, (3) the use of proceeds thereof and (4) the redemption, repayment, or retirement of all Indebtedness of the Borrowers to be redeemed, repaid, or retired in connection therewith; and (ii) Borrowers, Agent and the holders of the Refinanced Subordinated Debt execute a subordination agreement upon terms satisfactory to Agent.

      Section 8.13 LIMITATION ON SALES AND LEASEBACKS. No Borrower shall at any time, directly or indirectly, sell and thereafter lease back any of its respective assets or Property.

      Section 8.14 TRANSACTIONS WITH AFFILIATES. No Borrower shall at any time enter into or participate in any agreements or transactions of any kind with any Affiliates of any Borrower, except agreements or transactions entered into in the ordinary course of business upon fair and terms determined by Agent to be no less favorable to Borrower than could be obtained in a comparable arms-length transaction with an unaffiliated Person.

      Section 8.15  NO  ADDITIONAL   BANK   ACCOUNTS.   Except  as  provided  in
Section 6.16,   Borrowers   shall not open,  maintain or otherwise have any bank
accounts.

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                                       67


                                   ARTICLE 9.

                         EVENTS OF DEFAULT AND REMEDIES

      Section 9.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default":

            (a) PRINCIPAL AND INTEREST. Any principal shall not be paid when due, or any interest or any other sum payable under this Agreement or the Notes shall not be paid within three (3) days after the same is due and payable;

            (b) REPRESENTATION AND WARRANTIES. Any representation or warranty at any time made by or on behalf of any Borrower in this Agreement, any Loan Document or in any certificate, written report or statement furnished to Agent or any Lender pursuant hereto or thereto shall prove to have been untrue, incorrect or breached in any material respect on or as of the date on which such representation or warranty was made or deemed to have been made or repeated;

            (c) CERTAIN COVENANTS. Borrowers shall fail to comply with the covenants set forth in Sections 6.2(b), 6.4, 6.8, 6.10 or 2.9, Article 7 or
Article 8 and such failure or breach shall continue for more than thirty (30) days from the date Borrower learns of such failure to comply;

            (d) OTHER COVENANTS. Borrowers shall fail to perform, comply with or observe or shall otherwise breach any other covenant or agreement contained in this Agreement and such failure or breach shall continue for more than thirty
(30) days after the earlier of the date on which any Borrower shall have first become aware of such failure or breach or Agent or any Lender shall have first notified Borrowers of such failure or breach;

            (e) LOAN DOCUMENTS. The breach or a failure of Borrowers to perform, comply with or observe any Loan Document or any other agreement, document, instrument or certificate executed or delivered in connection with this Agreement and if such failure shall continue for more than fifteen (15) days after the earlier of the date on which a Borrower shall have first become aware of such failure or breach or Agent or any Lender shall have first notified Borrowers of such failure or breach, or any Loan Document shall cease to be legal, valid, binding or enforceable in accordance with the terms thereof;

            (f) LITIGATION. Any action at law, suit in equity or other legal proceeding to amend, cancel, revoke or rescind any Loan Document shall be commenced by or on behalf of any Borrower or any other Person bound thereby, or by any court or any other governmental or regulatory authority or agency of competent jurisdiction; or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or shall issue a judgment, order, decree or ruling to the effect that, any one or more of the covenants, agreements or obligations of any Borrower under any one or more of the Loan Documents are illegal, invalid or unenforceable in accordance with the terms thereof;

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                                       68



            (g) DEFAULT BY BORROWERS UNDER OTHER AGREEMENTS. Any default by any Borrower or any event of default shall occur under any agreement, instrument or contract relating to Indebtedness individually or in the aggregate in excess of One Hundred Thousand Dollars ($100,000) to which a Borrower is at any time a party or by which any Borrower is at any time bound or affected, or a Borrower shall fail to perform or observe any of its agreements or covenants thereunder, and such default, event of default or failure shall continue for such period of time as would permit, or as would have permitted (assuming the giving of appropriate notice), holders of Indebtedness of a Borrower to accelerate the maturity of all or any part of such Indebtedness under any such document;

            (h) INSOLVENCY. Any action shall be taken by or on behalf of any Borrower for the termination, winding up, liquidation or dissolution of a Borrower; or any Borrower shall make an assignment for the benefit of creditors, become insolvent or be unable to pay its debts as they mature; or any Borrower shall file a petition in voluntary liquidation or bankruptcy; or any Borrower shall file a petition or answer or consent seeking the reorganization of a Borrower, or the readjustment of any of the Indebtedness of a Borrower; or any Borrower shall commence any case or proceeding under applicable insolvency or bankruptcy laws now or hereafter existing; or any Borrower shall consent to the appointment of any receiver, administrator, custodian, liquidator or trustee of all or any part of the Property or assets of a Borrower; or any corporate action shall be taken by any Borrower for the purpose of effecting any of the foregoing; or by order or decree of any court of competent jurisdiction, any Borrower shall be adjudicated as bankrupt or insolvent; or any petition for any proceedings in bankruptcy or liquidation or for the reorganization or readjustment of Indebtedness of a Borrower shall be filed, or any case or proceeding shall be commenced, under any applicable bankruptcy or insolvency laws now or hereafter existing, against any Borrower, or any receiver, administrator, custodian, liquidator or trustee shall be appointed for any Borrower or for all or any part of the Property of a Borrower and such case or proceeding shall remain undismissed for a period of sixty (60) days, or any order for relief shall be entered in a proceeding with respect to a Borrower under the provisions of the United States Bankruptcy Code, as amended;

            (i) JUDGMENT. Any judgment, order or decree for the payment of money in excess of Twenty Thousand Dollars ($20,000) shall be rendered against any Borrower, and such Borrower shall not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof, within Thirty (30) days after the date of the entry thereof;

            (j) ERISA. Any Termination Event shall occur and as of the date thereof or any subsequent date, the sum of the various liabilities of Borrowers and their ERISA Affiliates (such liabilities to include, without limitation, any liability to the Pension Benefit Guaranty Corporation (or any successor thereto) or to any other party under Sections 4062, 4063, or 4064 of ERISA or any other provision of law and to be calculated after giving effect to the tax consequences thereof) resulting from or otherwise associated with such event exceeds Ten Thousand Dollars ($10,000); or any Borrower of any of its ERISA Affiliates as an employer under any Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plans and the plan sponsors of such Multiemployer Plans shall have notified such withdrawing employer that such employer has incurred a withdrawal liability requiring a payment in an amount exceeding Twenty Thousand Dollars ($20,000);

            (k) CHANGE OF CONTROL. Any Change of Control shall occur;

            (l) MATERIAL ADVERSE CHANGE. Any event or occurrence which has a Material Adverse Effect.


      Section 9.2  TERMINATION     OF    COMMITMENTS   AND    ACCELERATION    OF
OBLIGATIONS. If any one or more of the Events of Default shall at any time occur:

            (a) The Agent may,  and upon the request of the  Requisite  Lenders, shall, by giving notice to Borrowers, immediately terminate the Credit Commitments of all of the Lenders in full and each Lender shall thereupon be relieved of all of its obligations to make any Loans thereunder; except that if there shall be an Event of Default under Section 9.1(h) hereof, the Credit Commitments of all of the Lenders shall automatically terminate in full, and each Lender shall thereupon be relieved of all of its obligations to make any Loans hereunder.

            (b) The Agent may, and upon the request of the Requisite Lenders, shall, by giving notice to Borrowers (in this Agreement and in the other Loan Documents called a "Notice of Acceleration"), declare all of the Obligations, including the entire unpaid principal of the Notes, all of the unpaid interest accrued thereon, and all other sums (if any) payable by Borrowers under this Agreement, the Notes, or any of the other Loan Documents, to be immediately due and payable; except that if there shall be an Event of Default under Section 9.1(h), all of the Obligations, including the entire unpaid balance of all of the Notes, all of the unpaid interest accrued thereon and all other sums (if any) payable by Borrowers under this Agreement, the Notes or any of the other Loan Documents shall automatically and immediately be due and payable without notice to Borrowers. Thereupon, all of such Obligations which are not already due and payable shall forthwith become and be absolutely and unconditionally due and payable, without any further notice or any other formalities of any kind, all of which are hereby expressly and irrevocably waived.

      Section 9.3 REMEDIES. From and after the occurrence of an Even of Default which is continuing and which has not been waived by the Agent at the direction of the Requisite Lenders, the Agent may, and upon the request of the Requisite Lenders, shall:

            (a) subject always to the provisions of Section 10.9 hereof, proceed to protect and enforce all or any of its or the Lenders' rights, remedies, powers and privileges under this Agreement, the Notes or any of the other Loan Documents by action at law, suit in equity or other appropriate proceedings, whether for specific performance of any covenant contained in this Agreement, any Note or any of the other Loan Documents, or in aid of the exercise of any power granted to Agent herein or therein. In the event the Agent shall fail or refuse to so proceed, the Requisite Lenders shall be entitled to take such action as they shall deem appropriate to enforce their rights hereunder and under the other Loan Documents;

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                                       70


            (b) remove from any premises where same may be located any and all Inventory or any and all documents, instruments, files and records (including the copying of any computer records), and any receptacles or cabinets containing same, relating to the Accounts of each Borrower, or the Agent may use (at the expense of Borrowers) such of the supplies or space of Borrowers, at Borrowers' place or places of business or otherwise, as may be necessary to properly administer and control the Accounts of Borrowers or the handling of collections and realizations thereon;

            (c) bring suit, in the name of any Borrower or the Lenders, and generally shall have all other rights respecting said Accounts, including without limitation the right to accelerate or extend the time of payment, settle, compromise, release in whole or in part any amounts owing on any such Accounts and issue credits in the name of any Borrower or the Lenders;

            (d) sell, assign and deliver such Inventory and Accounts and any returned, reclaimed or repossessed merchandise, with or without advertisement, at public or private sale, for cash, on credit or otherwise, at the Agent's sole discretion, and any Lender may bid-or become a purchaser at any such sale, free from any right of redemption, which right is hereby expressly waived by each Borrower;

            (e) (i) notify the Account Debtor on any Account or chattel paper of Lenders' security interest therein; (ii) demand that monies due or to become due be paid directly to Agent for the account of Lenders; (iii) open any Borrower's mail and collect any and all amounts due Borrowers from account debtors; (iv) enforce payment of the accounts receivable or chattel paper by legal proceedings or otherwise; (v) exercise all of Borrowers' rights and remedies with respect to the collection of the accounts receivable or chattel paper; (vi) settle, adjust, compromise, modify, extend or renew the accounts receivable or chattel paper;
(vii) settle, adjust or compromise any legal proceedings brought to collect the accounts receivable or chattel paper; (viii) to the extent permitted by applicable law, sell or assign the accounts receivable or chattel paper upon such terms, for such amounts and at such time or times as Agent deems advisable;
(ix) grant waivers or indulgences with respect to, accept partial payments from, discharge, release, surrender, substitute any customer security for, make compromise with or release, any other party liable on, any account receivable or chattel paper; (x) take control, in any manner, of any item of payment or proceeds from any account debtor; (xi) prepare, file, and sign any Borrower's name on any proof of claim in Bankruptcy or similar document against any account debtor; (xii) prepare, file, and sign a Borrower's name on any notice of lien, assignment or satisfaction of lien or similar document in connection with the accounts receivable or chattel paper; (xiii) endorse the name of any Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the accounts receivable or chattel paper or inventory; (xiv) use any Borrower's stationery and sign any Borrower's name to verifications of the accounts receivable or chattel paper and notices thereof to account debtors; and (xv) use the information recorded on or contained in any data processing equipment or computer hardware or software relating to the accounts receivable, chattel paper, inventory, or proceeds thereof to which any Borrower has access; and

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                                       71



            (f) foreclose the security interests created pursuant to the Loan Documents by any available judicial procedure, or take possession of any or all of the Inventory and equipment of Borrowers without judicial process and enter any premises where any such Inventory and equipment may be located for the purpose of taking possession of or removing the same.

            The Agent shall have the right, without notice of advertisement, to sell, lease, or otherwise dispose of all or any part of the Inventory and
Equipment of Borrowers, whether in its then condition or after further preparation or processing, in the name of any Borrower, or the Lenders, or in the name of such other party as the Agent may designate, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such other terms and conditions as the Agent in its sole discretion may deem advisable, and the Agent or any other Lender shall have the right to purchase at any such sale. If any such Inventory and Equipment shall require rebuilding, repairing, maintenance or preparation, the Agent shall have the right, at its option, to do such of the aforesaid as is necessary, for the purpose of putting such Inventory and Equipment in such saleable form as the Agent shall deem appropriate. Each Borrower agrees, at the request of the Agent, to assemble such Inventory and Equipment and to make it available to the Agent at places which the Agent shall reasonably select, whether at the premises of a Borrower or elsewhere, and to make available to the Agent the premises and facilities of Borrowers for the purpose of the Agent's taking possession of, removing or putting such Inventory and Equipment in saleable form. However, if notice of intended disposition of any Collateral is required by law, it is agreed that five (5) Business Days notice shall constitute reasonable notification and full compliance with the law. The Agent shall be entitled to use all intangibles and computer software programs and data bases used by each Borrower in connection with its business or in connection with the Collateral. The net cash proceeds resulting from the Agent's exercise of any of the foregoing rights (after deducting all charges, costs and expenses including reasonable attorneys' fees) shall be applied by the Agent to the payment of the Obligations, whether due or to become due, in such order as the Agent may elect. Each Borrower shall remain liable to the Lenders for any deficiencies, and the Lenders in turn agree to remit to Borrowers or their successors or assigns, any surplus resulting therefrom. The enumeration of the foregoing rights is not intended to be exhaustive and the exercise of any right shall not preclude the exercise of any other rights, all of which shall be cumulative.

      Section 9.4 NO IMPLIED WAIVER; RIGHTS CUMULATIVE. No delay on the part of the Agent or any Lender in exercising any right, remedy, power or privilege under any of the Loan Documents or provided by statute or at law or in equity or otherwise shall impair, prejudice or constitute a waiver of any such right, remedy, power or privilege or be construed as a waiver of any Default or Event of Default or as an acquiescence therein. No right, remedy, power or privilege conferred on or reserved to Agent or any Lender under any of the Loan Documents or otherwise is intended to be exclusive of any other right, remedy, power or privilege. Each and every right, remedy, power and privilege conferred on or reserved to Agent or any Lender under any of the Loan Documents or otherwise shall be cumulative and in addition to each and every other right, remedy, power or privilege so conferred on or reserved to Agent or any such Lender and may be exercised at such time or times and in such order and manner as Agent or any such Lender shall (in its sole and complete discretion) deem expedient.

      Section 9.5 SET-OFF; PRO RATA SHARING. Each Borrower hereby confirm to Agent and each Lender the continuing and immediate rights of set-off of Agent and each Lender with respect to all deposits, balances and other sums credited by or due from Agent or such Lender or any of the offices or branches of Agent or such Lender to each Borrower, which rights are in addition to any other rights which Agent or such Lender may have under applicable law. If any principal, interest or other sum payable by Borrowers to Agent or any Lender under the Notes or any of the Loan Documents is not paid to Agent or such Lender punctually when the same shall first become due and payable, or if any Event of Default shall at any time occur, any deposits, balances or other sums credited by or due from Agent or such Lender or any of the offices or branches of Agent or any Lender to any Borrower, may, without any prior notice of any kind to Borrowers, or compliance with any other conditions precedent now or hereafter imposed by statute, rule or law or otherwise (all of which are hereby expressly and irrevocably waived by each Borrower), be immediately set off, appropriated and applied by Agent or such Lender toward the payment and satisfaction of the Obligations (but not to any other obligations of Borrowers to Agent or such Lender until all of the Obligations have been paid in full) in such order and manner as Agent or such Lender (in its sole and complete discretion) may determine, subject, however, to the provisions of Section 10.13.


                                  ARTICLE 10.

                      CONCERNING THE AGENT AND THE LENDERS

      The Agent and the Lenders agree as follows:

      Section 10.1 APPOINTMENT OF THE AGENT. Each of the Lenders hereby appoints Provident to serve as Agent, under this Agreement and the other Loan Documents, and in such capacity, to administer this Agreement, and the other Loan Documents.

      Section 10.2 AUTHORITY. Each of the Lenders hereby irrevocably authorizes the Agent (i) to take such action on such Lender's behalf under this Agreement and the other Loan Documents and to exercise such powers and to perform such duties hereunder and thereunder as are delegated to or required of the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and (ii) to take such action on such Lender's behalf as the Agent shall consider necessary or advisable for the protection, collection or enforcement of any of the Obligations. The Agent will promptly notify each of the Lenders as soon as it becomes aware of any Default or Event of Default or any failure by Borrowers to make any payment in respect of any of the Notes, PROVIDED, HOWEVER, that Agent shall not be deemed to have knowledge of any item until such time as Agent's officers responsible for administration of the Loans shall receive written notice thereof or have actual knowledge of such event. If any Lender becomes aware of any Default or Event of Default by Borrowers, it shall promptly notify Agent thereof PROVIDED, HOWEVER, that Lenders shall not be deemed to have knowledge of any item until such time as Lenders' officers responsible for administration of the Loans shall receive written notice thereof or have actual knowledge of such event.

      Section 10.3 ACCEPTANCE OF APPOINTMENT. The Agent hereby accepts its appointment as Agent for each of the Lenders under this Agreement and the other Loan Documents, but only on the terms set forth in this Agreement, including the following:

            (a) Agent makes no representation as to the value, validity or enforceability of this Agreement or of any of the other Loan Documents or as to the correctness of any statement contained in this Agreement or in any of the other Loan Documents;

            (b) Agent may exercise its powers and perform its duties under this Agreement and the other Loan Documents either directly or through its agents or attorneys;

            (c) Agent shall be entitled to obtain from counsel selected by it with reasonable care advice with respect to legal matters pertaining to this Agreement, or any of the other Loan Documents and shall not be liable for any action taken, omitted to be taken or suffered in good faith in accordance with the advice of such counsel;

            (d) Agent shall not be required to use its own funds in the performance of any of its duties or in the exercise of any of its rights or powers, and Agent shall not be obligated to take any action which, in its reasonable judgment, would involve it in any expense or liability unless it shall have been furnished security or indemnity in an amount and in form and substance satisfactory to it; and

            (e) Agent, in performing its duties and functions under this Agreement and the other Loan Documents on behalf of the Lenders, will exercise the same care which it normally exercises in making and handling loans in which it alone is interested, but does not assume further responsibility.

      Section 10.4   COLLATERAL MATTERS.

            (a) RELEASE OF COLLATERAL. Lenders hereby irrevocably authorize Agent, at its option and in its discretion, to release any Lien granted to or held by Agent upon any property covered by the Security Documents (i) upon termination of the Credit Commitments and payment and satisfaction of all Obligations; or (ii) constituting property being sold or disposed of if Borrowers certify to Agent that the sale or disposition is made in compliance with the provisions of this Agreement (and Agent may rely in good faith conclusively on any such certificate, without further inquiry); or (iii) constituting property leased to a Borrower under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by such Borrower to be, renewed or extended. Upon request by Agent at any time, any Lender will confirm in writing Agent's authority to release particular types or items of property covered by the Security Documents pursuant to this subsection 10.4(a).

            (b) CONFIRMATION OF AUTHORITY; EXECUTION OF RELEASES. Without in any manner limiting Agent's authority to act without any specific or further authorization or consent by Requisite Lenders (as set forth in subsection 10.4(a)), each Lender agrees to confirm in writing, upon request

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                                       74


by Borrowers, the authority to release any property covered by the Security Documents conferred upon Agent under clauses (i) through (iii) of subsection 10.4(a). So long as no Event of Default is then continuing, upon receipt by Agent of confirmation from the Requisite Lenders of its authority to release any particular item or types of property covered by the Security Documents, and upon at least five (5) Business Days prior written request by Borrowers, Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to Agent for the benefit of Lenders herein or pursuant hereto upon such Collateral; PROVIDED, HOWEVER, that (i) Agent shall not be required to execute any such document on terms which, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of Borrowers, in respect of), all interests retained by Borrowers, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the property covered by the Security Documents.

            (c) ABSENCE OF DUTY.  Agent shall have no  obligation  whatsoever to any Lender or any other Person to assure that the property covered by the Security Documents exists or is owned by Borrowers or is cared for, protected or insured or has been encumbered or that the Liens granted to Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent in this Section 10.4 or in any of the Loan Documents, it being understood and agreed that in respect of the property covered by the Security Documents or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, it its discretion, given Agent's own interest in property covered by the Security Documents as one of the Lenders and that Agent shall have no duty or liability whatsoever to any of the other Lenders for so acting; provided that Agent shall exercise the same care which it would in dealing with loans for its own account.

      Section 10.5 AGENCY FOR PERFECTION. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting Lenders' security interest in assets which, in accordance with Article 9 of the Uniform Commercial Code in any applicable jurisdiction, can be perfected only by possession. Should any Lender (other than Agent) obtain possession of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor, shall deliver such Collateral to Agent or in accordance with Agent's instructions.
Each Lender agrees that it will not have any right individually to enforce or seek to enforce any Security Document or to realize upon any collateral security for the Loans, it being understood and agreed that such rights and remedies may be exercised only by Agent.

      Section 10.6 APPLICATION OF MONEYS. All moneys realized by the Agent under the Loan Documents shall be held by Agent to apply in accordance with
Section 2.7(b) hereof.

      Section 10.7   RELIANCE BY THE AGENT.  Agent shall  be entitled to rely on
any  notice,  consent,  certificate,   affidavit,  letter,  telegram,  telecopy,
facsimile or teletype message,  statement,  order,


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instrument  or other  document  believed  by it to be genuine and correct and to have been signed or sent by the proper person or persons. Agent shall deem and treat the payee of any Note as the absolute owner thereof for all purposes hereof until such time as it receives actual notice of an assignment permitted hereunder of such payee's interest, together with the written agreement of the assignee in form and substance satisfactory to Agent that such assignee is bound by this Agreement as a "Lender" hereunder.

      Section 10.8 EXCULPATORY PROVISIONS. Neither Agent nor any of its shareholders, directors, officers, employees or agents shall be liable in any manner to any of the Lenders for any action taken, omitted to be taken or suffered in good faith by it or them under any of the Loan Documents or in connection therewith, or be responsible for the consequences of any oversight or error of judgment, except for losses due to gross negligence or willful misconduct of such Agent, shareholder, director, officer, employee or agent. Without limiting the generality of the foregoing sentence of this Section 10.8, under no circumstances shall the Agent be subject to any liability to any Lender on account of any action taken or omitted to be taken by such Agent in compliance with the direction of the Requisite Lenders or all of the Lenders, as the case may be as provided for hereunder.

            Agent shall not be responsible in any manner to any of the Lenders for the due execution, effectiveness, genuineness, validity or enforceability, perfection or recording of this Agreement, any of the Notes, any of the other Loan Documents or for any certificate, report or other document used under or in connection with this Agreement or any of the other Loan Documents, or for the truth or accuracy of any recitals, statements, warranties or representations contained herein or in any certificate, report or other document at any time hereafter furnished or purporting to have been furnished to it by or on behalf of a Borrower, or any other Person, or be under any obligation to any of the Lenders to ascertain or inquire as to the performance or observance by Borrowers, or any other Person of any of the covenants, agreements or conditions set forth in this Agreement, the Notes or any of the other Loan Documents or as to the use of any moneys lent hereunder or thereunder.

            Agent shall not be obligated to take any action or refrain from taking any action under any Loan Document that might, in its judgment, involve it in any expense or liability until it shall have been indemnified to its satisfaction by or received an agreement to indemnify from each Person which such Agent reasonably believes may be an intended recipient of such distribution. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

      Section 10.9 ACTION BY THE AGENT. Except as otherwise expressly provided under this Agreement or in any other of the Loan Documents, Agent will take such action, assert such rights and pursue such remedies under this Agreement and the other Loan Documents as the Requisite Lenders or all of the Lenders, as the case may be as provided for hereunder shall direct. Except as otherwise expressly provided in any of the Loan Documents, Agent will not (and will not be obligated to) take any action, assert any rights or pursue any remedies under this Agreement or any of the other Loan Documents in violation or contravention of any express direction or instruction of the Requisite Lenders or all of the Lenders, as the case may be as provided for hereunder. Agent may refuse (and will not be obligated) to take any action, assert any rights or pursue any remedies under this Agreement or any of the other Loan Documents without the express written direction and instruction of the Requisite Lenders or all of the Lenders, as the case may be as provided for hereunder. In the event Agent fails, within a commercially reasonable time, to take such action, assert such rights, or pursue such remedies as the Requisite Lenders or all of the Lenders, as the case may be as provided for hereunder, direct, the Requisite Lenders or all of the Lenders, as the case may be as provided for hereunder, shall have the right to take such action, to assert such rights, or pursue such remedies on behalf of all of the Lenders unless the terms hereof otherwise require the consent of all the Lenders to the taking of such actions. All notices and other material information required to be delivered by Borrowers to Agent hereunder shall be delivered within a reasonable time (and in any event not more than five (5) days) after Agent's receipt of same by Agent to each Lender. No Lender (other than the Agent, acting in its capacity as Agent) shall be entitled to take any enforcement action of any kind under any of the Loan Documents, except as expressly provided in this Agreement. Action that may be taken by Requisite Lenders or all of the Lenders, as the case may be as provided for hereunder may be taken pursuant to a vote at a meeting (which may be held by telephone conference call) of all of the Lenders, or pursuant to the written consent of such Lenders.

      Section 10.10 AMENDMENTS, WAIVERS AND CONSENTS. Any provision of this Agreement, the Notes or the other Loan Documents may be amended or waived upon the consent of the Requisite Lenders, and after such consent, Agent, on behalf of the Lenders, may execute and deliver to Borrowers a written instrument waiving or amending such provision; PROVIDED, HOWEVER, that neither this Agreement, the Notes, nor any of the other Loan Documents may be amended, waived or a variation therefrom or forbearance with respect to such variation consented to without the written consent of the Agent and all of Lenders which effect (i) a change in the Maximum Revolving Commitment; (ii) a change in any Lender's Credit Commitment; (iii) a reduction in the interest rates or reduction of the principal set forth in the Notes; (iv) the extension of the maturity date on the Notes; (v) a change in the payment schedule or scheduled date for the payment of or amount of any interest or principal; (vi) any change in Article 7; (vii) a change in this paragraph, the definition of Requisite Lender or any provision of this Agreement which requires consent or action of all the Lenders for action thereunder; (viii) a change in the obligations and liabilities of Agent; (ix) a change which increases the obligations of any Lender; or (x) a change in any fees or charges hereunder or in Sections 2.10 or 11.5 hereof.

      Section 10.11 INDEMNIFICATION. Each Lender agrees to indemnify Agent (to the extent Agent is not promptly reimbursed by Borrower), in accordance with its Participation Percentage from and against any and all liabilities, obligations, losses, damages, penalties, interests, actions, judgments and suits of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent relating to or arising out of this Agreement or any of the other Loan Documents or relating to any action taken or omitted by such Agent under this Agreement or any of the other Loan Documents, PROVIDED that no Lender shall be liable for any portion of such liabilities, obligations,

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                                       77


losses, damages, penalties, interest, actions, judgments or suits resulting from Agent's own gross negligence or willful misconduct.

      Section 10.12 REIMBURSEMENT OF THE AGENT. Each Lender further agrees to reimburse Agent, in accordance with its Participation Percentage, for any reasonable out-of-pocket costs or expenses incurred by Agent in connection with its duties under this Agreement (including, but not limited to, reasonable fees and disbursements of counsel, travel and living expenses away from home of employees or agents of the Agent and compensation of agents or of experts employed by the Agent to render services for the Lenders hereunder), but only to the extent such fees, disbursements, expenses and compensation have not been promptly reimbursed to the Agent by Borrowers. If any such sums are reimbursed to the Agent by Borrowers after one or more of the Lenders have reimbursed the Agent for such sums, the Agent will refund such sums ratably to the Lenders who contributed such sums.

      Section 10.13 SHARING OF FUNDS RECEIVED. Each Lender and Agent agrees with Agent and each of the other Lenders that if such Lender shall receive from any Borrower or any other Person or Persons, whether by payment received otherwise than in accordance with the terms of the Loan Documents, exercise of the right of set-off, counterclaim, cross-claim, enforcement of any claim, or proceedings against a Borrower or any other Person or Persons, proof of claim in bankruptcy, reorganization, liquidation, receivership or other similar proceedings, or otherwise, and shall retain and apply to the payment of any of the Obligations owing to such Lender any amount in excess of its Pro Rata Share of the payments received by all of the Lenders and the Agent in respect of all of the Obligations, such Lender will promptly make such dispositions and arrangements with the other Lenders and the Agent with respect to such excess, either by way of distribution, PRO TANTO assignment of claim, subrogation or otherwise, as shall result in each of the Lenders receiving in respect of the Obligations owing to it, its Pro Rata Share of such payments.

      Section 10.14 DEALING WITH LENDERS. Agent may at all times deal solely with the several Lenders for all purposes of this Agreement and the protection, enforcement and collection of the Notes, including without limitation the acceptance and reliance upon any certificate, consent or other document executed on behalf of one or more of the Lenders and the division of payments pursuant to Sections 2.5, 2.6, 2.7, 10.6, and 10.13 hereof. The Agent shall not have a fiduciary relationship in respect of any Lender by reason of this Agreement. The Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action hereunder except any action specifically provided by this Agreement to be taken by the Agent.

      Section 10.15 AGENT AS LENDER. Provident shall have, in its capacity as a Lender under the Loan Documents, the same obligations and the same rights, remedies, powers and privileges under this Agreement and the other Loan Documents as it would have were it not also an Agent.

      Section 10.16 DUTIES NOT TO BE INCREASED. The duties and liabilities of Agent under this Agreement and the other Loan Documents shall not be increased or otherwise changed without its express prior written consent. The Agent shall have no duty to provide information to the Lenders except as expressly set forth herein.

      Section 10.17 LENDER CREDIT DECISIONS. Each Lender acknowledges that it has, independently of and without reliance upon Agent or any of the other Lenders, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents to which it is a party. Each Lender also acknowledges that it will, independently of and without reliance upon Agent or any of the other Lenders, continue to make its own credit decisions in taking or not taking action under this Agreement or any of the other Loan Documents and in determining the compliance or lack thereof by Borrower and any other Person with any provision of any Loan Document or other document or agreement.

      Section 10.18 RESIGNATION OF AGENT. Provident and any successor Agent may resign as such at any time by giving thirty (30) days' prior written notice of resignation to each Lender and Borrowers, such resignation to be effective on the date which is specified in such notice. Upon any such resignation by Provident as Agent, or in the event the office of Agent shall thereafter become vacant for any other reason, the Requisite Lenders shall appoint a successor Agent, by an instrument in writing signed by such Lenders and delivered to such successor Agent and Borrowers whereupon, such successor Agent shall succeed to all of the rights and obligations of the retiring Agent as if originally named. The retiring Agent shall duly assign, transfer and deliver to such successor Agent all moneys at the time held by the retiring Agent hereunder after deducting therefrom its expenses for which it is entitled to be reimbursed. Upon such succession of any such successor Agent, the retiring Agent shall be discharged from its duties and obligations hereunder, except for its gross negligence or willful misconduct arising prior to its retirement or removal hereunder. After any Agent's resignation, the provisions of this Section 10 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

      Section 10.19     ASSIGNMENT OF NOTES; PARTICIPATION.

            (a) Each Lender may, with concurrent notice to Agent, assign to one or more banks or other financial institutions all or a portion of its rights and obligations under this Amended and Restated Credit Agreement and the Notes; PROVIDED that (i) for each such assignment, the parties thereto shall execute and deliver to Agent an assignment and assumption agreement, in form and substance acceptable to Agent, together with any Notes subject to such assignment, and (ii) no such assignment shall reduce the assigning Lender's Credit Commitment to less than Fifty-One Percent (51%) of such Lender's original Credit Commitment without the consent of Agent, unless such assignment is to a then-current holder of a Note, provided that the number of Lenders holding rights hereunder shall not exceed five (5) at any one time. Upon such execution and delivery of such assignment and assumption agreement to Agent in form and substance satisfactory to Agent and the payment by the Assigning Lender to Agent of a processing and administration fee of $3,500, from and after the date specified as the effective date in such Agreement (the "Acceptance Date"), (x) the assignee thereunder shall be a party hereto, and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such agreement, such assignee shall have the rights and obligations of a Lender hereunder and
(y) the assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such agreement, relinquish its rights (other than any rights it may have pursuant to Section 11.5 which will survive) and be released from the obligations so assigned under this Agreement (and, in the case of an assignment covering all or



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the remaining portion of an assigning Lender's rights and obligations under this
Agreement, such Lender shall cease to be a party hereto).

            (b) Each Lender may sell participations of up to forty-nine percent (49%) of its rights and obligations under the Loan Documents to one or more banks or other entities (including, without limitation, up to such portion of its Credit Commitment, the Loans owing to it, and the Note held by it); PROVIDED, HOWEVER, that (i) such Lenders' obligations under the Loan Documents (including, without limitation, its Credit Commitment to Borrowers hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of the Loan Documents,
(iv) the participating banks or other entities shall be entitled to the cost protection provisions of Sections 2.10 and 11.5 hereof, but a participant shall not be entitled to receive pursuant to such provisions an amount larger than its share of the amount to which the Lender granting such participation would have been entitled, (v) Borrowers, the Agent and the other Lenders shall continue to deal solely and directly with such selling Lender in connection with such Lender's rights and obligations under the Loan Documents, and (vi) no such transfer shall include the transfer of any of such Lender's rights to grant consents or waivers or approve amendments or modifications to the Loan Documents except with respect to those items requiring the action of or consent by all of the Lenders or affecting the rights and obligations of Agent. It is understood and agreed that each Lender may share any and all information received by it from or on behalf of any Borrower pursuant to this Agreement or any of the other Loan Documents with any participant or prospective participant of such Lender.

                                   ARTICLE 11.

                        PROVISIONS OF GENERAL APPLICATION

      Section 11.1 TERM OF AGREEMENT. This Agreement shall continue in full force and effect and the duties, covenants, and liabilities of Borrowers hereunder and all the terms, conditions, and provisions hereof relating thereto shall continue to be fully operative until all Obligations to Agent and each Lender have been satisfied in full.

      Section 11.2   NOTICES.

            (a) All notices and other communications pursuant to this Agreement shall be in writing, either delivered in hand or sent by first-class mail, postage prepaid, or sent by telex, telecopier, facsimile transmission or telegraph, addressed as follows:

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                                       80


                  (i)   If to Borrowers, at:

                        Clearview Cinema Group, Inc.
                        7 Waverly Place
                        Madison, New Jersey 07940
                        Attn: A. Dale Mayo, President
                        Fax Number: (201) 377-4303

                        with copies to:

                        Kirkpatrick & Lockhart LLP
                        1251 Avenue of the Americas
                        New York, New York 10020
                        Attn: Warren H. Colodner, Esq.
                        Fax Number: (212) 536-3901

                  (ii)  If to Agent, at:

                        The Provident Bank
                        One East Fourth Street
                        Cincinnati, Ohio 45202
                        Attn: Christopher B. Gribble
                        Fax Number: (513) 579-2858

                        with a copy to:

                        Keating, Muething & Klekamp
                        1800 Provident Tower
                        One East Fourth Street
                        Cincinnati, Ohio 45202
                        Attn:  J. David Rosenberg, Esq.
                        Fax Number:  (513) 579-6457

                  (iii) If to a Lender, at such address set forth on Schedule 1;
                        or to such other addresses or by way of such telex and other numbers as any party hereto shall have designated in a written notice to the other parties hereto.

            (b) Except as otherwise expressly provided herein, any notice or other communication pursuant to this Agreement or any other Loan Document shall be deemed to have been duly given or made and to have become effective when delivered in hand to the party to which it is directed, or, if sent by first-class mail, postage prepaid, or by telex, telecopier, facsimile transmission or telegraph, and properly addressed in accordance with Section 11.2(a), (i) when

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                                       81


received by the addressee; or (ii) if sent by first class mail, postage prepaid, on the third (3rd) Business Day following the day of the dispatch thereof, whichever of (i) or (ii) shall be the earlier.

      Section 11.3 SURVIVAL OF REPRESENTATIONS. All representations and warranties made by or on behalf of any Borrower in this Agreement, or any of the other Loan Documents shall be deemed to have been relied upon by Agent and each Lender notwithstanding any investigation made by Agent or any Lender and shall survive the making of each of the Loans.

      Section 11.4 AMENDMENTS. Each of the Loan Documents may be modified, amended or supplemented in any respect whatever, only with the prior written consent or approval of Agent and the Requisite Lenders or all of the Lenders (as the case may be) and each other Person (other than a Lender) which is a party to such Loan Document, all in accordance with the terms of Section 10.10 hereof.

      Section 11.5   COSTS, EXPENSES, TAXES AND INDEMNIFICATION.

            (a) Each Borrower absolutely and unconditionally agrees to pay to the Agent, for the respective pro rata account of the Agent and each Lender, upon demand by Agent or any Lender at any time and as often as the occasion therefor may require, whether or not all or any of the transactions contemplated by any of the Loan Documents are ultimately consummated (i) all reasonable out-of-pocket costs and expenses which shall at any time be incurred or sustained by Agent or any of its directors, officers, employees or agents as a consequence of, on account of, in relation to or any way in connection with the preparation, negotiation, execution and delivery of the Loan Documents and the perfection and continuation of the rights of the Lenders and Agent in connection with the Loans, as well as the preparation, negotiation, execution, or delivery or in connection with the amendment or modification of any of the Loan Documents or as a consequence of, on account of, in relation to or any way in connection with the granting by Agent or any of the Lenders of any consents, approvals or waivers under any of the Loan Documents including, but not limited to, reasonable attorneys' fees and disbursements; and (ii) all reasonable out-of-pocket costs and expenses which shall be incurred or sustained by Agent or any of the Lenders or any of their directors, officers, employees or agents as a consequence of, on account of, in relation to or any way in connection with the exercise, protection or enforcement (whether or not suit is instituted) any of its rights, remedies, powers or privileges under any of the Loan Documents or in connection with any litigation, proceeding or dispute in any respect related to any of the relationships under, or any of the Loan Documents (including, but not limited to, all of the reasonable fees and disbursements of consultants, legal advisers, accountants, experts and agents for Agent or any of the Lenders, the reasonable travel and living expenses away from home of employees, consultants, experts or agents of Agent or any of the Lenders, and the reasonable fees of agents, consultants and experts not in the full-time employ of Agent or any of the Lenders for services rendered on behalf of Agent or any of the Lenders).

            (b) Each Borrower shall absolutely and unconditionally indemnify and hold harmless Agent and each Lender against any and all claims, demands, suits, actions, causes of action, damages, losses, settlement payments, obligations, costs, expenses and all other liabilities

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                                       82


whatsoever except for claims arising out of or related to the gross negligence or wilful misconduct of Agent or any Lender which shall at any time or times be incurred or sustained by Agent or any Lender or by any of their shareholders, directors, officers, employees, subsidiaries, Affiliates or agents on account of, or in relation to, or in any way in connection with, any of the arrangements or transactions contemplated by, associated with or ancillary to this Agreement or any of the other Loan Documents, whether or not all or any of the transactions contemplated by, associated with or ancillary to this Agreement, or any of such Loan Documents are ultimately consummated.

            (c) Each Borrower hereby covenants and agrees that any sums expended by Agent or any Lender which Agent or any Lender is entitled to be reimbursed for pursuant to this Section 11.5, shall be immediately due and payable upon demand by Agent or any Lender, and shall bear interest at the Default Interest Rate applicable to Term Loan B from the date Agent or any such Lender incurred such expense until the date such payment is made in full to Agent or such Lender.

      Section 11.6 LANGUAGE. All notices, applications, certificates, reports, financial statements and other financial information, correspondence and all other communications from Borrowers to Agent or any Lender pursuant to this Agreement or any of the other Loan Documents shall be in the English language or shall be accompanied by an English translation thereof completely satisfactory to Agent or such Lender.

      Section 11.7 BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors in title and assigns; PROVIDED, HOWEVER, that (i) no Borrower may assign or delegate any of its rights or obligations hereunder to any Person or Persons without the express prior written consent of the Agent and all of the Lenders; and (ii) no Lender may assign or delegate its rights or obligation hereunder to any Person or Persons except in accordance with Section 10.19 hereof.

      Section 11.8 GOVERNING LAW; JURISDICTION AND VENUE. The undersigned agree that inasmuch as this Agreement, the Notes and the Loan Documents are to be executed by Borrowers and accepted by Agent and Lenders in Cincinnati, Ohio and the funds to be disbursed under the Loans are to be disbursed in Ohio, this instrument and the rights and obligations of all parties hereunder shall be governed by and construed under the substantive laws of the State of Ohio, without reference to the conflict of laws principles of such state.

      The Agent, each Lender and each Borrower hereby designate all courts of record sitting in Cincinnati, Ohio, both state and federal, as forums where any action, suit or proceeding in respect of or arising out of this Agreement, the Notes, Loan Documents, or the transactions contemplated by this Agreement may be prosecuted as to all parties, their successors and assigns, and by the foregoing designations the Agent, each Lender, and Borrower consents to the jurisdiction and venue of such courts. EACH BORROWER WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN THE STATE OF OHIO FOR THE PURPOSES OF LITIGATION TO ENFORCE SUCH OBLIGATIONS OF BORROWERS. In the event such litigation is commenced, each Borrower agrees that service of process may be made and personal jurisdiction over Borrowers obtained by service of a copy of the summons, complaint and other pleadings required to commence such litigation upon Borrowers' appointed Agent for Service of Process in the State of Ohio, which the undersigned hereof designates to be: CT Corporation Systems, Cincinnati, Ohio. Each Borrower recognizes and agrees that the agency has been created for the benefit of Borrowers, and Agent and each Lender and agree that this agency shall not be revoked, withdrawn, or modified without the consent of the Agent.

      Section 11.9 WAIVER OF JURY TRIAL AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE LENDERS TO EXTEND CREDIT TO BORROWERS, AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL, EACH BORROWER HEREBY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO THIS AGREEMENT OR ARISING IN ANY WAY FROM THE OBLIGATIONS.

      Section 11.10 WAIVERS. Each Borrower waives notice of nonpayment, demand, notice of demand, presentment, protest and notice of protest with respect to the Obligations, or notice of acceptance hereof, notice of the Loans made, credit extended, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

      Section 11.11 INTERPRETATION AND PROOF OF LOAN DOCUMENTS. Whenever possible, the provisions of each Loan Document will be construed in such a manner as to be consistent with this Agreement and each other Loan Document. If any of the provisions of any Loan Document are inconsistent with this Agreement, such provisions of this Agreement will supersede such provisions of such Loan Document. This Agreement, the Loan Documents and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by the Agent or any Lender at the closing or otherwise, and (c) financial statements, certificates and other information previously or hereafter furnished to the Agent or any Lender, may be reproduced by the Agent or such Lender by an photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process and the Agent or such Lender may destroy any original document so reproduced. Each Borrower agrees and stipulates that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Agent of such Lender in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

      Section 11.12 INTEGRATION OF SCHEDULES AND EXHIBITS. The Exhibits and Schedules annexed to this Agreement are an integral part of this Agreement and are incorporated herein by reference.

      Section 11.13 HEADINGS. The headings of the Articles, Sections and paragraphs of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

      Section 11.14 COUNTERPARTS. This Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.

      Section 11.15 SEVERABILITY. Any provision of this Agreement which is prohibited and unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

      Section 11.16 ONE GENERAL OBLIGATION. All Loans and advances by Lenders to Borrowers under this Agreement constitute one loan, and all Obligations of Borrowers to Agent and the Lenders under this Agreement constitute one general obligation. It is expressly understood and agreed that all of the rights of Agent and each Lender contained in this Agreement shall likewise apply insofar as applicable to any modification of or supplement to this Agreement.

 [THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK.  SIGNATURE PAGES TO FOLLOW.]

      IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by or on behalf of each of the parties as of the day and in the year first above written in Cincinnati, Ohio.


SIGNED IN THE PRESENCE OF:

                                    CLEARVIEW CINEMA GROUP, INC.


                                    By: /s/ A. Dale Mayo
-------------------------------         -----------------------------------
                                    Name:  A. Dale Mayo
-------------------------------     Title: President

                                    CLEARVIEW THEATRE GROUP, INC.

                                    By: /s/ A. Dale Mayo
-------------------------------         -----------------------------------
                                    Name:  A. Dale Mayo
-------------------------------     Title: President

                                    CCC ALLWOOD CINEMA CORP.

                                    By: /s/ A. Dale Mayo
-------------------------------         -----------------------------------
                                    Name:  A. Dale Mayo
-------------------------------     Title: President


                                    CCC B.C. REALTY CORP.

                                    By: /s/ A. Dale Mayo
-------------------------------         -----------------------------------
                                    Name:  A. Dale Mayo
-------------------------------     Title: President

                                    CCC BAYONNE CINEMA CORP.

                                    By: /s/ A. Dale Mayo
-------------------------------         -----------------------------------
                                    Name:  A. Dale Mayo
-------------------------------     Title: President

                                    CCC BEDFORD CINEMA CORP.

                                    By: /s/ A. Dale Mayo
-------------------------------         -----------------------------------
                                    Name:  A. Dale Mayo
-------------------------------     Title: President

                                    CCC BERGENFIELD CINEMA CORP.

                                    By: /s/ A. Dale Mayo
-------------------------------         -----------------------------------
                                    Name:  A. Dale Mayo
-------------------------------     Title: President

                                    CCC BRONXVILLE CINEMA CORP.

                                    By: /s/ A. Dale Mayo
-------------------------------         -----------------------------------

                                    Name:  A. Dale Mayo
-------------------------------     Title: President

                                    CCC CHESTER TWIN CINEMA CORPORATION

                                    By: /s/ A. Dale Mayo
-------------------------------         -----------------------------------
                                    Name:  A. Dale Mayo
-------------------------------     Title: President

                                    CCC CINEMA 304 CORP.

                                    By: /s/ A. Dale Mayo
-------------------------------         -----------------------------------
                                    Name:  A. Dale Mayo
-------------------------------     Title: President

                                    CCC CLOSTER CINEMA CORP.

                                    By: /s/ A. Dale Mayo
-------------------------------         -----------------------------------
                                    Name:  A. Dale Mayo
-------------------------------     Title: President

                                    CCC EMERSON CINEMA CORP.

                                    By: /s/ A. Dale Mayo
-------------------------------         -----------------------------------
                                    Name:  A. Dale Mayo
                                    Title: President

                                    CCC GRAND AVENUE CINEMA CORP.

                                    By: /s/ A. Dale Mayo
-------------------------------         -----------------------------------
                                    Name:  A. Dale Mayo
-------------------------------     Title: President

                                    CCC HERRICKS CINEMA CORP.

                                    By: /s/ A. Dale Mayo
-------------------------------         -----------------------------------
                                    Name:  A. Dale Mayo
-------------------------------     Title: President

                                    CCC KISCO CINEMA CORP.

                                    By: /s/ A. Dale Mayo
-------------------------------         -----------------------------------
                                    Name:  A. Dale Mayo
-------------------------------     Title: President

                                    CCC LARCHMONT CINEMA CORP.

                                    By: /s/ A. Dale Mayo
-------------------------------         -----------------------------------
                                    Name:  A. Dale Mayo
-------------------------------     Title: President

                                    CCC MADISON TRIPLE CINEMA CORP.

                                    By: /s/ A. Dale Mayo
-------------------------------         -----------------------------------
                                    Name:  A. Dale Mayo
-------------------------------     Title: President

                                    CCC MAMARONECK CINEMA CORP.

                                    By: /s/ A. Dale Mayo
-------------------------------         -----------------------------------
                                    Name:  A. Dale Mayo
-------------------------------     Title: President

                                    CCC MANASQUAN CINEMA CORPORATION

                                    By: /s/ A. Dale Mayo
-------------------------------         -----------------------------------
                                    Name:  A. Dale Mayo
-------------------------------     Title: President

                                    CCC MARBORO CINEMA CORP.

                                    By: /s/ A. Dale Mayo
-------------------------------         -----------------------------------
                                    Name:  A. Dale Mayo
-------------------------------     Title: President

                                    CCC NEW CITY CINEMA CORP.

                                    By: /s/ A. Dale Mayo
-------------------------------         -----------------------------------
                                    Name:  A. Dale Mayo
-------------------------------     Title: President

                                    CCC PORT WASHINGTON CINEMA CORP.

                                    By: /s/ A. Dale Mayo
-------------------------------         -----------------------------------
                                    Name:  A. Dale Mayo
-------------------------------     Title: President

                                    CCC SUMMIT CINEMA CORP. (formerly known
                                    as 343-349 Springfield Avenue Corp.)

                                    By: /s/ A. Dale Mayo
-------------------------------         -----------------------------------
                                    Name:  A. Dale Mayo
-------------------------------     Title: President

                                    CCC  TENAFLY CINEMA CORP.

                                    By: /s/ A. Dale Mayo
-------------------------------         -----------------------------------

                                    Name:  A. Dale Mayo
-------------------------------     Title: President

                                    CCC WASHINGTON CINEMA CORP.

                                    By: /s/ A. Dale Mayo
-------------------------------         -----------------------------------
                                    Name:  A. Dale Mayo
-------------------------------     Title: President

                                    CCC WAYNE CINEMA CORP

                                     By: /s/ A. Dale Mayo
-------------------------------         -----------------------------------
                                    Name:  A. Dale Mayo
-------------------------------     Title: President

                                    THE LENDERS:

                                    THE PROVIDENT BANK

                                    By: /s/ Christopher B. Gribble
-------------------------------        -----------------------------------
                                    Name:  Christopher B. Gribble
-------------------------------     Title: Assistant Vice President

                                    AGENT:

                                    THE PROVIDENT BANK, as Agent

                                    By: /s/ Christopher B. Gribble
-------------------------------        -----------------------------------
                                    Name:  Christopher B. Gribble
-------------------------------     Title: Assistant Vice President